                                                                    Exhibit 16.C

                             FAIR MARKET VALUATION


                           FIRST PALMETTO FINANCIAL
                                  CORPORATION
                            Camden, South Carolina

                             Financial Data as of:
                              September 30, 1999

                       Valuation Date: December 17, 1999





                                 Prepared By:

                               RP Financial, LC.
                            1700 North Moore Street
                                  Suite 2210
                          Arlington, Virginia  22209

[RP FINANCIAL, LC LETTERHEAD]


                                        December 27, 1999


Board of Directors
First Palmetto Financial Corporation
407 DeKalb Street
Camden, South Carolina  29020

Members of the Board of Directors:

     Pursuant to your request, RP Financial, LC. ("RP Financial") hereby provides an independent appraisal of the outstanding shares of common stock of First Palmetto Financial Corporation, Camden, South Carolina ("First Palmetto" or the "Holding Company"). It is our opinion that, pursuant to the "Statement of Relevant Considerations" and the detailed analysis which follow, as of December 17, 1999, utilizing financial data as of September 30, 1999, the fair market value of the Holding Company's outstanding common stock shares equaled $75.00 per share.

     Our valuation is not intended, and must not be construed as, a recommendation of any kind as to the advisability of purchasing shares of common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which can be subject to change from time to time, no assurance can be given that such persons or entities who purchase shares of common stock at the price concluded herein will thereafter be able to sell such shares at the same price.


                                        Respectfully submitted,

                                        RP FINANCIAL, LC.


                                        /s/ RP Financial, LC.





Enclosure

                        TABLE OF CONTENTS


                                                                 PAGE
          DESCRIPTION                                           NUMBER
          -----------                                           ------
     Appraiser's Certification
     Statement of Relevant Considerations


SECTION ONE    INTRODUCTION AND DESCRIPTION
-----------
       Introduction                                              1.1
       Financial Condition                                       1.1
       Income Statement                                          1.4
       Asset Quality                                             1.7
       Interest Rate Risk                                        1.7
       Legal Proceedings                                         1.8


SECTION TWO    OPERATING ENVIRONMENT AND MARKET AREA
-----------
       Stock Market Conditions                                   2.1
       Economic and Interest Rate Environment                    2.2
       Primary Market Area                                       2.3
       Competition and Market Share                              2.5


SECTION THREE  COMPARATIVE ANALYSIS VERSUS PEER GROUP
-------------
       Selection of Peer Group                                   3.1
       Balance Sheet Composition and Growth Rates                3.3
       Income and Expense Components                             3.5
       Loan Portfolio Composition                                3.7
       Credit Risk                                               3.9
       Interest Rate Risk                                        3.9


SECTION FOUR   APPRAISAL OF FAIR MARKET VALUE
------------
       Recent Trading Activity in the Holding Company's Stock    4.1
       Standard Valuation Methodologies                          4.1
       Market Value Approach                                     4.2
         1. P/E Approach                                         4.2
         2. Price/Tangible Book Value                            4.2
       Discounted Earnings Approach                              4.4
       Valuation Adjustment for Marketability Discount           4.4
       Pro Forma Impact of Reverse Stock Split                   4.4
       Conclusion                                                4.4

                         LIST OF TABLES


     TABLE
     NUMBER      DESCRIPTION                                    PAGE
     ------      -----------                                    ----

      1.1       Historical Balance Sheets                       1.2
      1.2       Historical Income Statements                    1.5
      1.3       Non-Performing Assets                           1.7

      2.1       South Carolina Employment Sectors               2.4
      2.2       Unemployment Data                               2.4
      2.3       Deposit Summary                                 2.6

      3.1       Peer Group of Publicly Traded Thrifts           3.2
      3.2       Balance Sheet Composition and Growth Rates      3.4
      3.3       Income as a Percent of Average Assets           3.6
      3.4       Loan Portfolio Composition                      3.8
      3.5       Credit Risk                                     3.10
      3.6       Interest Rate Risk Measures                     3.11

      4.1       Market Pricing Comparatives                     4.3

                    APPRAISER'S CERTIFICATION



                        This report has been prepared by RP
               Financial, LC. for the Board of Directors of First Palmetto Financial Corporation, Camden
               South Carolina under the direct supervision of the undersigned using standard valuation techniques and practices, which are defined herein.


                              Respectfully submitted,

                              RP FINANCIAL, LC.

                              /s/ RP Financial, LC.

RP Financial, LC.
Page 1


                     STATEMENT OF RELEVANT CONSIDERATIONS


Statement of Purpose
--------------------

     This valuation document was prepared by RP Financial for the Board of Directors of First Palmetto Financial Corporation, Camden, South Carolina ("First Palmetto" or the "Holding Company"). The Holding Company is a thrift holding company which owns 100 percent of the outstanding common stock of First Palmetto Savings Bank, FSB (the "Bank"), a federally-insured federal savings bank operating in northeastern and central South Carolina. The purpose of this valuation is to establish the fair market value of the Holding Company's common stock. As set forth in First Palmetto's Proxy Statement, which is incorporated herein by reference, the Board of Directors is proposing to amend First Palmetto's Restated Certificate of Incorporation to effect a 1- for-125 reverse stock split of First Palmetto's common stock, and to issue shares of preferred stock in lieu of fractional share interests to any First Palmetto stockholder who, following the reverse split, would hold less than one share of common stock in any discrete account. The valuation utilizes financial data as of September 30, 1999 and market prices for thrift stocks as of December 17, 1999.


RP Financial, LC.
-----------------

     RP Financial, LC. of Arlington, Virginia, is a financial consulting firm that, among other things, specializes in the fair market valuation of the equity and debt securities issued by financial institutions and their subsidiary companies. RP Financial has been approved as a qualified financial institution appraisal firm by the Office of General Counsel of the Office of Thrift Supervision ("OTS"), the Federal Deposit Insurance Corporation ("FDIC"), and numerous state banking agencies. The principals and staff of RP Financial have served as fair market appraisers and consultants for over 500 financial institutions pursuant to initial and secondary offerings (including rights offerings), business combinations, mutual-to-stock conversions, mutual holding company formations, ESOPs and stock option plans, audited financial statement disclosure and other purposes.

     Neither RP Financial nor its employees have any present or contemplated future interest in the stock of the Holding Company or its principals or any other interest that might tend to prevent RP Financial in making a fair and unbiased appraisal.


Definition of Fair Market Value
-------------------------------

     Throughout this valuation, the terms "market value" and "fair market value" are considered to represent the value at which a willing buyer and willing seller, both being informed of the relevant facts about the business, could reasonably conduct a transaction, neither party acting under any compulsion to do so.

     Among other factors, this appraisal takes into consideration all elements of appraisal listed in Internal Revenue Service Ruling 59-60, which provides guidelines for the appraisal of closely held stocks. Revenue ruling 59-60 states that all relevant factors should be taken into consideration, including the following:

RP Financial, LC.
Page 2

     (1) The nature of the business and the history of the enterprise from its inception;
     (2) The economic outlook in general and the condition and outlook of the specific industry in particular;
     (3) The book value of the stock and the financial condition of the business;
     (4)  The earning capacity of the company;
     (5)  The dividend-paying capacity of the company;
     (6) Whether or not the enterprise has goodwill or other intangible value;
     (7) Sales of the stock and the size of the block of stock to be valued; and,
     (8) The market price of stocks of corporations engaged in the same or similar line of business having their stocks actively traded in a free and open market, either on an exchange or over the counter.


     Additionally, we have followed guidelines set forth in section 3(18) of ERISA which refers to fair market value determined in good faith "and in accordance with regulations promulgated by the Secretary (of Labor)," and proposed regulations issued by the Department of Labor (setting forth general guidelines regarding the determination of "adequate consideration" for a security for which there is no generally recognized market").


Sources of Information Used
---------------------------

     Several sources of financial information and other information on the Holding Company were used in this appraisal including: (i) audited financial information for the fiscal years ended September 30, 1995 through September 30, 1999; (ii) the Proxy Statement which sets forth the proposed reverse stock split and issuance of preferred stock; (iii) other internal financial information; and
(iv) related management discussions. All information (financial and other reports) concerning the Holding Company was provided by management of the Holding Company. All information received has been accepted by RP Financial to be correct and accurate with no further investigation. More specifically, we have not performed a review or appraisal of individual loan or other asset files.

     Where appropriate, we considered information based on other available published sources that we believe are reliable, but we cannot guarantee their accuracy or completeness. Information on publicly-traded comparable companies used in the valuation was derived from data published by SNL Securities, a Charlottesville, Virginia-based company that maintains a financial database of publicly-traded thrift institutions, and our own library of corporate reports and securities filings of publicly-traded thrift institutions. Information on the surrounding market area was provided by CACI, a Virginia-based company that maintains a comprehensive demographic data base, and other government sources. Branch deposit data, reported by third parties, was derived from data provided by the OTS and the FDIC.

RP Financial, LC.
Page 1.1



                       I.  INTRODUCTION AND DESCRIPTION


Introduction
------------

     First Palmetto Financial Corporation, Camden, South Carolina ("First Palmetto" or the "Holding Company"), is a thrift holding company which owns 100 percent of the outstanding stock of First Palmetto Savings Bank, FSB, Camden, South Carolina (the "Bank"), a federally-insured federal stock savings bank. The Holding Company conducts operations from its headquarters office in Camden (Kershaw County), and sixteen branch office locations throughout central and northeastern South Carolina in the counties of Kershaw, Richland, Lexington, Lancaster, Chesterfield, Darlington, Lee, Horry and Clarendon. The Holding Company considers the various counties in which branch offices are located to be the primary market area for lending and depository activities.

     The Bank is subject to examination, supervision and regulation by the Office of Thrift Supervision ("OTS"), and the Federal Deposit Insurance Corporation ("FDIC"). Deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, with deposits insured up to the applicable limits for each depositor. The Bank is also currently a member of the Federal Home Loan Bank ("FHLB") system. As of September 30, 1999, the Holding Company maintained total assets of $475.8 million, deposits of $361.8 million, and equity capital of $28.2 million, or 5.93 percent of assets. At that date, the Holding Company had 712,010 common shares issued and outstanding.


Financial Condition
-------------------

     Table 1.1 displays key balance sheet trends from September 30, 1995 through September 30, 1999. The Holding Company has pursued expansion of assets, primarily through growth of loans secured by local properties. To a lesser extent, asset growth has been realized in cash and investments and mortgage-backed securities. Total assets increased at a 10.2 percent annual rate from fiscal year end 1995 through fiscal year end 1999. Deposit growth has funded most of the Holding Company's asset growth, while greater utilization of borrowings and growth of stockholders' equity have also funded asset growth. Borrowings held by First Palmetto consist of FHLB advances, most of which have maturities of five-to-ten years.

     The Holding Company's loan portfolio increased steadily from fiscal year end 1995 through fiscal year end 1999, exhibiting an annual growth rate of 12.4 percent during the period. Loan growth has emphasized diversification into higher risk and higher yielding types of loans, although originations of loans secured by 1-4 family residences continues to be a significant lending activity for First Palmetto. However, growth of the 1-4 family loan portfolio has been limited by the Bank's general philosophy of selling longer term fixed rate loan originations to the secondary market, with such loans accounting for the bulk of First Palmetto's 1-4 loan volume during the low interest rate environment that has prevailed in recent years. The Bank reported a balance of loans serviced for others of $140.7 million, as of September 30, 1999.

     As of September 30, 1999, 1-4 family permanent mortgage loans comprised the largest portion of the loan portfolio (41.7 percent of total loans), which was followed by commercial real estate loans (40.6 percent of total loans). Loan diversification also consists of consumer

RP Financial, LC
Page 1.2




                                   Table 1.1
                     First Palmetto Financial Corporation
                           Historical Balance Sheets
                        (Amount and Percent of Assets)


                                                              At Fiscal Year End September 30,                            Annual
                                ----------------------------------------------------------------------------------------  Growth
                                       1995              1996               1997             1998             1999         Rate
                                ------------------ ----------------- ----------------- ---------------- ---------------- --------
                                  Amount    Pct     Amount    Pct     Amount    Pct     Amount    Pct    Amount    Pct      Pct
                                  ------    ---     ------    ---     ------    ---     ------    ---    ------    ---      ---
                                  ($000)    (%)     ($000)    (%)     ($000)    (%)     ($000)    (%)    ($000)    (%)      (%)
Total Amount of:
Assets                           $323,183  100.0%  $344,547  100.0%  $372,948  100.0%  $433,745 100.0%  $475,751 100.0%     10.15%
Cash and investments               73,928   22.9%    73,752   21.4%    76,060   20.4%    60,277  13.9%    84,173  17.7%      3.30%
Mortgage-backed securities         39,410   12.2%    33,010    9.6%    32,367    8.7%    95,862  22.1%    59,877  12.6%     11.02%
Loans receivable, net             198,373   61.4%   227,209   65.9%   252,336   67.7%   263,989  60.9%   317,012  66.6%     12.43%
Intangible assets                   3,393    1.0%     2,623    0.8%     2,044    0.5%       830   0.2%       512   0.1%    -37.67%
Deposits                          267,313   82.7%   288,157   83.6%   320,769   86.0%   343,947  79.3%   361,764  76.0%      7.86%
Borrowings                         33,367   10.3%    32,550    9.4%    27,233    7.3%    60,667  14.0%    83,000  17.4%     25.59%
Stockholders' equity               19,345    6.0%    20,208    5.9%    22,855    6.1%    25,169   5.8%    28,231   5.9%      9.91%
Tangible equity                    15,952    4.9%    17,585    5.1%    20,811    5.6%    24,339   5.6%    27,719   5.8%     14.81%

End of Period Shares Outstanding  693,160           693,010           708,010           708,010          712,010
Book Value/Share                   $27.91            $29.16            $32.28            $35.55           $39.65
Tangible book value/share          $23.01            $25.37            $29.39            $34.38           $38.93

----------------------------
(1)   Ratios are as a percent of ending assets.

Sources:  First Palmetto's audited and unaudited financial statements.

RP Financial, LC.
Page 1.3

loans (7.7 percent of total loans), commercial business loans (7.4 percent of total loans) and construction loans (2.6 percent of total loans).

     Growth of the commercial real estate loan portfolio has been facilitated by the origination of such loans in Kershaw and Richland Counties, South Carolina. An increase in the concentration of commercial real estate loans comprising First Palmetto's loan portfolio has served to enhance asset yields and shorten asset duration, as such loans are primarily adjustable rate loans and are offered at higher rates than 1-4 family loans to address the additional credit risk associated with loans secured by commercial properties. While commercial real estate loans imply a higher degree of credit risk than traditional 1-4 family residential mortgage loans, First Palmetto seeks to manage the credit risk exposure of such loans through limiting loan-to-value ratios and originating loans which are secured by properties in local and familiar markets.

     Diversification into consumer and commercial business loans have also served to enhance the yield and interest rate sensitivity of the loan portfolio. Commercial business loans have been a lending growth area for First Palmetto, while the consumer loan balance declined during fiscal 1999. The portfolio of consumer loans includes revolving home equity loans, automobile loans, secured and unsecured personal loans, loans secured by deposit accounts and miscellaneous other closed-end consumer loans. Commercial business loans consist primarily of secured lines of credit for businesses located in the primary market area. The Bank attempts to limit risk of loss on commercial business loans by limiting the amount and term of the loans, as well as by requiring personal guarantees from the principals of the business.

     Investment in mortgage-backed securities ("MBS") totaled $59.9 million, or
12.6 percent of assets, as of September 30, 1999, and have been utilized by the Holding Company as an alternative investment to loans receivable, with the minimal credit risk and low administration expenses offsetting the comparatively lower yields relative to whole loans. Investment in mortgage-backed securities peaked at $95.9 million, or 22.1 percent, of assets at fiscal year end 1998. The MBS portfolio consists of securities which are guaranteed or insured by a federal agency and are classified as held-to-maturity .

     As of September 30, 1999, the Holding Company's balance of cash and investments totaled $84.2 million, or 17.7 percent of assets. As shown in Table 1.1, the level of cash and investments has ranged from a high of 22.9 percent of assets at fiscal year end 1995 to a low of 13.9 percent of assets at fiscal year end 1998. The relatively high liquidity level maintained at fiscal year end 1995 reflects the impact of First Palmetto's acquisition of three branch offices and $29 million in liquid assets during fiscal 1995. It has generally been the Holding Company's policy to maintain a liquidity portfolio in excess of the amount required to satisfy regulatory requirements. The general objectives of the Bank's investment policy are to: (1) maintain liquidity levels sufficient to meet the operating needs of the Bank and applicable federal requirements; (2) limit interest rate risk by investing in short-term securities with laddered maturities; and (3) limit credit risk by investing in U.S. Treasury and agency securities. At September 30, 1999, the portfolio of cash and investments consisted of cash and cash equivalents ($11.0 million), interest-earning deposits in the FHLB and other financial institutions ($8.8 million), U.S. government and agency obligations ($60.2 million) and FHLB stock ($4.2 million). The investment portfolio was classified as held-to-maturity, as of September 30, 1999.

     Funding needs are met with a combination of deposits, borrowings, internal cash flow and equity. Deposits are the largest source of balance sheet funds, and totaled $361.8 million, or 76.0 percent of assets, at September 30, 1999. Since fiscal year end 1995, deposits have

RP Financial, LC.
Page 1.4

increased at a 7.9 percent annual rate. At various times, the Bank has sought to facilitate deposit growth through targeting selected markets for growth through offering highly competitive deposit rates. Most of the deposit base consists of certificate of deposits, with the balance consisting of lower costing transaction and savings accounts. As of September 30, 1999, CDs accounted for approximately 68 percent of First Palmetto's deposit composition. CDs held by the Holding Company consist of retail deposits generated from its branch network.

     Borrowed funds have been utilized as a supplement to deposits to support control of funding costs and to facilitate management of interest rate risk. As of September 30, 1999, the Holding Company maintained borrowings of $83.0 million, equal to 17.4 percent of assets. Borrowings held by First Palmetto consist entirely of FHLB advances, most of which have maturities of more than five years for purposes of reducing the overall interest rate sensitivity of the Holding Company's interest-bearing funding composition.

     Asset growth slightly outpaced the Holding Company's capital growth rate, as the Holding Company's equity-to-assets ratio declined from 6.0 percent at fiscal year end 1995 to 5.9 percent at fiscal year end 1999. However, First Palmetto's tangible equity-to-assets ratio increased from 4.9 percent to 5.8 percent over the same time period, reflecting the amortization of intangible assets associated with the branch acquisitions. The Bank is in compliance with all fully phased-in capital requirements, qualifying as a "well-capitalized" institution.

Income Statement
----------------

     Table 1.2 presents historical income statements for the past five fiscal years and indicates that the Holding Company maintained profitable operations throughout the period. Earnings for the Holding Company ranged from a low of
0.61 percent of average assets in fiscal 1996 to a high of 1.04 percent of average assets in fiscal 1998. For fiscal 1999, the Holding Company's net income to average assets ratio equaled 1.01 percent, based on earnings of $4.603 million. The relatively low earnings posted in fiscal 1996 reflects the impact of the one time expense assessed to SAIF-insured institutions for purposes of recapitalizing the SAIF. Likewise, peak earnings during fiscal 1998 were in part supported by a non-recurring gain realized from the sale of a branch office.

     First Palmetto's core or recurring earnings are largely derived through net interest income, which ranged from a low of 3.33 percent of average assets during fiscal 1999 to a high of 3.60 percent of average assets during fiscal 1997. The recent downward trend in the Bank's net interest margin has been attributable to a reduction in the interest income ratio, which declined from
7.79 percent during fiscal 1997 to 7.29 percent during fiscal 1999. Comparatively, a less notable decline was experienced in the Holding Company's interest expense ratio, which equaled 4.20 percent and 3.96 percent during fiscal years 1997 and 1999, respectively. The less significant reduction in the interest expense ratio was in part attributable to the Holding Company's greater utilization of borrowings during the past two fiscal years, which tend to be a higher costing source of funds than deposits. Overall, the Bank's net interest rate spread declined from 3.51 percent during fiscal 1997 to 3.17 percent during fiscal 1999.

     Loan loss provisions have had a varying impact on First Palmetto's earnings over the past five fiscal years, ranging from a low of 0.16 percent of average assets during fiscal 1995 to a high of 0.56 percent of average assets during fiscal 1998. For fiscal 1999, loss provisions

RP Financial, LC
Page 1.5


                                   Table 1.2
                     First Palmetto Financial Corporation
                         Historical Income Statements
                    (Amount and Percent of Avg. Assets)(1)

                                                                For the Fiscal Year Ended September 30,
                                       -------------------------------------------------------------------------------------------
                                              1995              1996              1997              1998              1999
                                       ----------------  ----------------  ----------------- -----------------   -----------------
                                        Amount     Pct    Amount     Pct    Amount     Pct    Amount      Pct     Amount      Pct
                                        ------     ---    ------     ---    ------     ---    ------      ---     ------      ---
                                        ($000)     (%)    ($000)     (%)    ($000)     (%)    ($000)      (%)     ($000)      (%)
Interest Income                        $22,794    7.54%  $26,016    7.89%  $27,902    7.79%  $31,026    7.72%    $33,210    7.29%
 Interest Expense                      (12,483)  -4.13%  (14,186)  -4.30%  (15,025)  -4.20%  (17,275)  -4.30%    (18,052)  -3.96%
                                       --------  ------  --------  ------  --------  ------  --------  ------    --------  ------
 Net Interest Income                   $10,311    3.41%  $11,830    3.59%  $12,877    3.60%  $13,751    3.42%    $15,158    3.33%
 Provision for Loan Losses                (482)  -0.16%     (885)  -0.27%   (1,428)  -0.40%   (2,262)  -0.56%     (1,144)  -0.25%
                                       --------  ------  --------  ------  --------  ------  --------  ------    --------  ------
  Net Interest Income after Provisions  $9,829    3.25%  $10,945    3.32%  $11,449    3.20%  $11,489    2.86%    $14,014    3.07%

 Other Income                            1,692    0.56%    2,152    0.65%    2,209    0.62%    1,973    0.49%      1,938    0.43%
 Operating Expense                      (8,105)  -2.68%   (9,180)  -2.78%   (8,846)  -2.47%   (8,861)  -2.21%     (9,432)  -2.07%
                                       --------  ------  --------  ------  --------  ------  --------  ------    --------  ------
  Net Operating Income                  $3,416    1.13%   $3,917    1.19%   $4,812    1.34%   $4,601    1.15%     $6,520    1.43%

Non-Operating Income
Net gain(loss) on sale of loans            $39    0.01%     $103    0.03%     $173    0.05%     $515    0.13%       $664    0.15%
Gain on sale of investments                  0    0.00%        0    0.00%      254    0.07%      632    0.16%          0    0.00%
Other non-operating income(loss)           203    0.07%     (813)  -0.25%        0    0.00%      784    0.20%          0    0.00%
                                       --------  ------  --------  ------  --------  ------  --------  ------    --------  ------
   Net Non-Operating Income                242    0.08%     (710)  -0.22%      427    0.12%    1,931    0.48%        664    0.15%

 Net Income Before Tax                  $3,658    1.21%   $3,207    0.97%   $5,239    1.46%   $6,532    1.63%     $7,184    1.58%
 Income Taxes                           (1,300)  -0.43%   (1,195)  -0.36%   (1,909)  -0.53%   (2,354)  -0.59%     (2,581)  -0.57%
Change in Acctg. Principle                 ---    0.00%      ---    0.00%      ---    0.00%       --    0.00%         --      ---
                                       --------  ------  --------  ------  --------  ------  --------  ------    --------  ------
 Net Income (Loss)                      $2,358    0.78%   $2,012    0.61%   $3,330    0.93%   $4,178    1.04%     $4,603    1.01%


Adjusted Earnings
Net Income Before Ext. Items            $2,358    0.78%   $2,012    0.61%   $3,330    0.93%   $4,178    1.04%     $4,603    1.01%
Addback: Non-Operating Losses                0    0.00%      813    0.25%        0    0.00%        0    0.00%          0    0.00%
Deduct: Non-Operating Gains               (242)  -0.08%     (103)  -0.03%     (427)  -0.12%   (1,931)  -0.48%       (664)  -0.15%
Tax Effect Non-Op. Items(2)                 90    0.03%     (263)  -0.08%      158    0.04%      714    0.18%        246    0.05%
                                       --------  ------  --------  ------  --------  ------  --------  ------    --------  ------
Adjusted Net Income                     $2,206    0.73%   $2,459    0.75%   $3,061    0.85%   $2,961    0.74%     $4,185    0.92%

----------------------------
(1)   Ratios are as a percent of average assets.
(2)   Assumes tax rate of 37.0 percent.

Sources:  First Palmetto's audited and unaudited financial statements.

RP Financial, LC.
Page 1.6


established by the Holding Company equaled 0.25 percent of average assets. Higher loss provisions were established during fiscal 1998 to address loan growth, with such growth providing for a shift in First Palmetto's loan portfolio composition towards a higher concentration of higher risk commercial real estate and non-mortgage loans. An increase in net charge-offs further contributed to the increase in loss provisions that were established during fiscal 1998.

     Non-interest operating income has been a fairly steady contributor to First Palmetto's earnings, ranging from a low of 0.43 percent of average assets during fiscal 1999 to a high of 0.65 percent of average assets during fiscal 1996. The recent decline in the non-interest operating income ratio reflects the impact of First Palmetto's asset growth through wholesale leveraging, in which growth in mortgage-backed securities funded by borrowings does not generate additional non-interest operating income. Additionally, the Holding Company has experienced a decline in loan servicing income during the past two fiscal years. Service charges, loan servicing income and miscellaneous sources of income constitute the primary components of First Palmetto's non-interest operating income.

     Gains have become a more significant factor in First Palmetto's earnings during recent years, reaching a peak of $1.9 million, or 0.48 percent of average assets, during fiscal 1998. Gains recorded during fiscal 1998 were realized from the sale of fixed rate loan originations to the secondary market ($515,000), the sale of the investment securities portfolio maintained as available for sale ($632,000), and the sale of a branch office located in Beaufort ($784,000). The gains realized from the sale of investment securities and the branch office are viewed as non-recurring income, while gains generated from the sale of fixed rate loan origination have been an ongoing activity for the Holding Company. However, gains realized through secondary market activities are subject to a certain degree of volatility as well, given the dependence of such gains on the interest rate environment and resulting demand for longer term fixed rate loans. During fiscal 1999, gains on the sale of loans increased to $664,000, or 0.15 percent of average assets, as the relatively low interest rate environment that prevailed during fiscal years 1998 and 1999 has supported strong demand in general for longer term 1-4 family fixed rate loans.

     As noted previously, First Palmetto's fiscal 1996 earnings were depressed by a one-time assessment fee of $813,000 (pre-tax) to recapitalize the SAIF fund.

     Operating expenses have in general declined as a percent of average assets, equaling 2.07 percent of average assets during fiscal 1999. The decline in the operating expense ratio has been in part supported by growth of the balance sheet through wholesale leveraging, as mortgage-backed securities funded by borrowings generally would not have a material impact on operating expenses. While declining as a percent of average assets, First Palmetto's operating expenses have increased in absolute terms due to additional expenses resulting from the branches acquired, the increased emphasis on lending diversification which has resulted in additional employee and other costs, and normal inflationary increases in operating expenses. A $132,000 prepayment penalty recorded in connection with the prepayment of $8.0 million of FHLB advances was another factor that accounted for the increase in First Palmetto's operating expenses during fiscal 1999. Over the past five fiscal years, the Bank has also incurred the expense of amortizing the deposit base intangible, which was booked in connection with the branch offices acquired in fiscal 1994 and 1995. Overall, the Holding Company's operating expenses increased from $8.1 million during fiscal 1995 to $9.4 million during fiscal 1999.

RP Financial, LC.
Page 1.7


Asset Quality
-------------

     Table 1.3 displays various credit risk measures at the end of the last three fiscal years. Non-performing assets ("NPAs"), which consist of non-accruing loans and real estate owned ("REO"), declined from $1.3 million at fiscal year end 1997 to $924,000 at fiscal year end 1999. The decline was attributable to reductions in both non-accruing loans and real estate owned. Non-performing assets declined from 0.35 percent of assets at fiscal year end 1997 to 0.19 percent of assets at fiscal year end 1999, reflecting the impact of the reduction in the non-performing assets balance as well as asset growth. As of September 30, 1999, the Holding Company maintained loan loss allowances of $5.4 million, equal to 1.72 percent of net loans receivable and 589.39 percent of NPAs. Management continually reviews the adequacy of the allowance for loan losses, considering such factors as trends in delinquent loans, loan portfolio composition, history of charge-offs, and general economic trends that may influence borrowers ability to repay and the value of collateral.


                                   Table 1.3
                     First Palmetto Financial Corporation
                             Non-Performing Assets


                                              9/30/97  9/30/98  9/30/99
                                              -------  -------  -------
                                               ($000)   ($000)   ($000)
     Non-Accruing Loans                          $981     $636     $836
     Real Estate Owned(Net)                       332      500       88
                                              -------  -------  -------
     Total Non-Performing Assets               $1,313   $1,136     $924

     Non-Performing Assets/Total Assets          0.35%    0.26%    0.19%
     Non-Accrual Loans/Net Loans Rec             0.39%    0.24%    0.26%

     MEMO:
     Allowance for Loan Losses                 $3,009   $4,649   $5,446
     Loan Loss Allow./Non-Accrual Loans        306.73%  730.97%  651.44%
     Loan Loss Allowances/NPAs                 229.17%  409.24%  589.39%
     Loan Loss Allowances/Net Loans Receivable   1.19%    1.76%    1.72%

     Sources:  First Palmetto's audited financial statements.

Interest Rate Risk
------------------

     The Bank's earnings performance is subject to interest rate risk to the extent that interest-bearing liabilities with short and intermediate-term maturities reprice more rapidly or on a different basis than interest-earning assets, particularly in a rising rate environment. The Holding Company manages exposure to rising interest rates through: (1) originating for portfolio adjustable rate mortgage loans and loans with call provisions of five years or less; (2) originating fixed rate residential mortgage loans to conform to FHLMC documentation, thereby facilitating the sale of such loans into the secondary market; (3) emphasizing growth of commercial real estate and non-mortgage loans, which generally have short-term maturities or adjustable rates; (4) purchasing investment securities with maturities of five years or less; (5)

RP Financial, LC.
Page 1.8

reducing the interest rate sensitivity of interest-bearing liabilities through the use of longer term FHLB advances; and (6) offering attractive rates on certificates of deposit with maturities of more than 12 months.

     The Bank measures exposure to changes in interest rates by calculating the asset/liability gap ratio, or the difference between the amount of interest-earning assets and interest-bearing liabilities to be repriced during a specific time period. Based on the Bank's calculations, as of September 30, 1999, the Bank's cumulative asset/liability gap in the one year time frame equaled negative 26.2 percent of interest-earning assets. As part of its efforts to manage interest rate risk, the Bank also monitors its net portfolio value ("NPV"), a methodology adopted by the OTS to assist the Bank in assessing interest rate risk. As of September 30, 1999, an analysis of the Bank's interest rate risk as measured by the estimated changes in the NPV of its assets and liabilities indicated that a 2.0 percent instantaneous and sustained increase in interest rates would result in a 1.0 percent decline in the Bank's NPV. This figure is within limits set by the Board of Directors and the Bank's interest rate risk exposure was considered to be acceptable under the OTS regulations.


Legal Proceedings
-----------------

     Other than the routine legal proceedings that occur in First Palmetto's ordinary course of business, the Holding Company is not involved in litigation which is expected to have a material impact on the Holding Company's financial condition or operations.

RP Financial, LC.
Page 2.1

                  II.  OPERATING ENVIRONMENT AND MARKET AREA

Stock Market Conditions
-----------------------

          The fair market value of a financial institution is partially dependent upon investor perception of the future operating environment and growth opportunities for the entire industry. In general, thrift issues have underperformed the overall stock market during 1999. Low inflation readings and the favorable stock market environment in general sustained the positive trend in thrift issues during early-January 1999. While thrift profitability for the fourth quarter generally met expectations, concern of a downturn in the economy in 1999 and resulting slower revenue growth pulled financial stocks lower in mid-January. From late-January through most of February 1999 investors continued to show little interest in thrift issues, as indicated by the depressed trading levels of thrift issues and the general downward trend exhibited in thrift market prices. Concerns of higher interest rates, increased credit risk exposure and slower revenue growth were noted as factors contributing to the lackluster performance of thrift stocks.

          Thrift stocks rebounded somewhat during the first half of March 1999, as a slight increase in the February unemployment rate eased inflation concerns and provided for a rally in the bond market. Bank and thrift stocks also benefitted from a revival of takeover speculation, which intensified following Fleet Financial's proposed acquisition of BankBoston in mid-March. Concerns of first quarter earnings coming under pressure due to spread compression and growing unease of credit quality deterioration translated into a declining market for thrift stocks in late-March and early-April. Thrift stocks rebounded modestly during mid and late-April, as first quarter earnings generally met expectations and interest rates declined on the strength of low inflation readings and a larger than expected interest rate cut by Europe's central bank. Comparatively, the threat of re-emerging inflation and higher interest rates translated into a general downward trend in thrift prices during May.

          The general decline exhibited in thrift prices during May 1999 continued during the first half of June, reflecting expectations that the strong economic growth would prompt the Federal Reserve to raise interest rates. Thrift prices recovered modestly in late-June and early-July, as bond prices strengthened after the Federal Reserve adopted a neutral stance towards future interest rate increases. While second quarter earnings were generally favorable for the thrift sector, thrift stocks edged lower in mid-July. Concern of credit quality deterioration was noted as a factor contributing to the pull back in thrift prices, as an increasing number of financial institutions experienced an increase in non-performing assets during the second quarter.

          After trading in a narrow range in late-July 1999, the downturn in thrift stocks became more pronounced in early-August. Higher interest rates prompted by news of stronger than expected job growth in July fueled the decline in thrift prices. Thrift stocks rebounded briefly in mid-August, as the 30-year bond dipped below 6.0 percent on the release of favorable inflation data. However, the unfavorable market for thrift stocks returned in late-August and early-September, reflecting growing concerns of weak third quarter earnings for financial stocks. Despite generally favorable inflation readings indicated by the August economic data, renewed interest rate concerns translated into further losses in financial stocks through mid-September. Most notably, indexes of bank stocks traded at their lows for the year, highlighting the unfavorable trend in interest rates and growing concerns of disappointing

RP Financial, LC.
Page 2.2

third quarter earnings. Growing concerns of deterioration in commercial loan quality, particularly if interest rates move higher, furthered the decline in thrift and bank prices during the balance of September.

          Thrift stocks moved higher in early-October 1999 on bargain hunting and sentiment that the Federal Reserve would elect not to raise interest rates. However, the rally in thrift stocks stalled, following the Federal's adoption of a tightening bias at its early-October meeting. The downward slide in thrift prices was halted by passage of financial modernization legislation in late-October, which eliminated barriers for banking and securities firms from fully entering each other businesses. Most of the rise in thrift prices was realized in the larger capitalization issues, reflecting expectations that securities and insurance companies would become buyers of thrift institutions with large customer bases. Comparatively, the legislation had very little impact, if any, on small-cap thrifts. The rally in thrift issues extended into the first half of November, as interest rate worries eased on signs of subdued inflation. Comparatively, profit taking and higher interest rates prompted a sell-off in thrift prices during the second half of November. Thrift stocks briefly strengthened in early- December, as interest rates declined on news of low inflation data indicated in the November employment report. Fourth quarter profitability concerns cut short the rally in thrift prices in mid-December. On December 17, 1999, the SNL Index for all publicly-traded thrifts closed at 557.7, a decline of 17.8 percent from one year ago. Comparatively, the SNL Index for all Southeast publicly-traded thrifts closed at 600.2 on December 17, 1999, an increase of 6.7 percent from one year ago.

Economic and Interest Rate Environment
--------------------------------------

     The future success of the Holding Company's operations is partially dependent upon various national and local economic trends. Trends in the national economy have generally been favorable during 1999, as the national economy has experienced strong growth with low inflation, despite significant job creation and low unemployment rates by historical standards. The federal government continues to operate with a budget surplus, and expectations are for a rising surplus in the next five years, which has reduced the demand for dollars in the capital markets. Unemployment rates remained below 5 percent throughout the first eleven months of 1999, declining to 4.1% as of November 1999. Further gains in the stock market have also contributed to the robustness of the domestic economy, with the DJIA posting a year-to-date increase of 22.6 percent through December 17, 1999.

     During mid-year 1999, inflationary pressures became more noticeable. A tight labor market, growth in the manufacturing sector and a high level of consumer confidence were noted as factors that heightened concerns that the pace of economic growth was becoming too fast and could lead to accelerating inflationary pressures. The rapid pace of economic growth prompted the Federal Reserve to hike interest rates in late-June and late-August, with each action by the Federal Reserve providing for a 0.25 percent increase in the federal funds rate. While the Federal Reserve held interest rates steady at its October meeting, it left open the option of raising them when they meet in November. The adoption of a tightening stance by the Federal Reserve served to push interest rates higher through most of October. Bond prices strengthened in late-October and early- November on economic data which indicated that inflation remained tame, despite strong job growth and low unemployment. The bond market rally stalled in mid-November, following the Federal Reserve's decision to raise interest rates for the third time in 1999. The third rate hike by the Federal Reserve amounted to a 0.25 rate increase, with the Federal Reserve adopting a neutral bias toward future rate increases for the balance of 1999. Bond prices slumped further in late-November, as strong post-Thanksgiving

RP Financial, LC.
Page 2.3

retail sales raised the possibility of increasing inflation. News of low inflation data indicated in the November employment report supported a decline in interest rates during early-December. Comparatively, interest rates moved higher in mid-December, reflecting the impact of rising oil prices and strong economic growth. As of December 17, 1999, one-and thirty-year U.S. government bonds were yielding 5.91 percent and 6.38 percent, respectively, versus comparative year ago rates of 4.44 percent and 5.01 percent.


Primary Market Area
-------------------

     The Holding Company's future growth opportunities and financial strength in part depend on the growth in the local market areas served. Accordingly, the market area's demographic trends, economic condition and competitive environment have been examined to help analyze how the various market conditions could affect the Holding Company's ability to raise deposits and originate loans. The Holding Company currently conducts operations from its headquarters office in Camden, (Kershaw County), and sixteen branch office locations throughout central and northeastern South Carolina in the counties of Kershaw, Richland, Lexington, Lancaster, Chesterfield, Darlington, Lee, Clarendon, and Horry. The Holding Company considers the various counties in which branch offices are located to be the primary market area for lending and depository activities.

     The Holding Company's market area encompasses a broad area of the state of South Carolina, including the central portion of the state, (the Columbia metropolitan area) and the more rural areas to the northeast of Columbia. The Holding Company is headquartered in Camden, Kershaw County, approximately 30 miles northeast of Columbia. Other branches are located in counties contiguous to Kershaw County, and two branches are located close to the North Carolina/South Carolina border. Columbia is the state capital and the largest metropolitan area in the state. Thus, the primary market area includes both urban and rural areas, with corresponding population and economic characteristics.

     The Holding Company's market area counties reveal a broad range of population bases and population growth rates. The largest population centers are located in Richland and Lexington Counties, the location of the Columbia area. The remaining market area counties are generally more rural and sparsely populated, with Kershaw, Chesterfield, Lee and Clarendon Counties all having populations of less than 50,000 residents as of 1999. Population growth rates were also relatively varied, with Horry, Kershaw, Lexington and Lee Counties posting growth rates that were as strong or stronger than the state's annual population growth rate of 1.2 percent from 1990 through 1999. From 1990 through 1999, Chesterfield and Darlington Counties exhibited the lowest annual population growth rates, with both counties posting annual population growth rates of 0.8 percent. The population growth trends experienced by the various market area counties during the 1990s are expected to generally continue over the next five years. The 1999 age distribution figures for First Palmetto's primary market reveal that the two larger market area counties (Lexington and Lee) have a relatively high proportion of residents between 25 and 44 years of age, a favorable demographic characteristic for financial institutions. In concert with the various urban and rural settings of the primary market area, median household and per capita income figures were generally higher in the more urban areas and lower in the more rural areas.

     The primary market area economy is relatively broad based and due to its overall size, in general, reflects the economy of the state of South Carolina. Consistent with the U.S. employment data, service jobs represent the largest employment sector in South Carolina. As

RP Financial, LC.
Page 2.4

shown in Table 2.1, wholesale/retail trade, manufacturing and government comprised the other major employment sectors in the state of South Carolina.

                                   Table 2.1
                       South Carolina Employment Sectors

     Employment Sectors                 % of Labor Force
     ------------------                 ----------------
     Services                                25.1%
     Wholesale/Retail Trade                  22.7
     Manufacturing                           17.5
     Government                              16.9
     Construction                             6.5
     Finance, Insurance, Real Estate          6.0
     Transportation and Public Utilities      4.1
     Other                                    1.2
                                              ---
                                            100.0

     Source: REIS DataSource.



     Recent unemployment data for the market area is shown in Table 2.2. The data reveals that the state of South Carolina maintains an unemployment rate higher than the national average and, in contrast to the U.S., South Carolina's unemployment experienced an increase from a year ago. Unemployment rates for the primary market area counties ranged from a low of 2.2 percent in Lexington County to a high of 9.6 percent in Lee County. Unemployment trends were mixed for the primary market area counties from October 1998 to October 1999, as five of the counties posted higher unemployment rates, two counties posted lower unemployment rates and the unemployment rates for two of the counties were unchanged.


                                   Table 2.2
                     First Palmetto Financial Corporation
                               Unemployment Data

     Region               October 1998          October 1999
     ------               ------------          ------------
     United States             4.2%                  3.8%
     South Carolina            4.1                   4.9
     Kershaw County            5.5                   5.0
     Richland County           2.4                   2.7
     Chesterfield County       8.2                   7.2
     Darlington County         7.3                   7.5
     Lee County                8.9                   9.6
     Horry County              3.5                   3.5
     Clarendon County          6.3                   8.7
     Lancaster County          4.5                   4.5
     Lexington County          1.9                   2.2

     Source: Bureau of Labor Statistics.

RP Financial, LC.
Page 2.5


Competition and Market Share
----------------------------

     The competitive environment for financial institution products and services on a national, regional and local level can be expected to become even more competitive in the future. Consolidation in the banking and thrift industries provides economies of scale to the larger institutions, while the increased presence of investment options provides consumers with attractive investment alternatives to financial institutions.

     The Holding Company's retail deposit base is closely tied to the economic fortunes of the counties in which the branches area located. Table 2.3 displays deposit market trends between June 30, 1996 and June 30, 1998 for the primary market area, with additional data presented for the state of South Carolina. The data indicates that on average South Carolina based branches of commercial banks and thrifts recorded positive deposit growth during the two-year period covered in Table 2.3, with commercial banks gaining deposit market share at the expense of thrifts.

     Within the primary market area, all counties recorded increases in deposits except for Kershaw and Lexington Counties. In general, First Palmetto's deposit growth rates exceeded the comparative growth rates for commercial banks and thrifts operating in the primary market area counties, which served to increase its market share of deposits. First Palmetto's relatively strong deposit growth was facilitated by offering highly competitive deposit rates in certain targeted growth markets. Kershaw County represented the Holding Company's most notable market presence, with First Palmetto maintaining a 45.5 percent market share of thrift and bank deposits held in the county. As of June 30, 1998, First Palmetto was the only savings institution with branches in the counties of Kershaw, Lee, Clarendon and Lancaster. Commercial banks maintained a majority of the deposits held by banks and thrifts in all of the counties shown in Table 2.3.

      ------------------------------------------------------------------
                                   Table 2.3
                     First Palmetto Financial Corporation
                                Deposit Summary
      ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



                                                                As of June 30,
                                      -----------------------------------------------------------------------------
                                                           1996                                    1998                Deposit
                                      ------------------------------------    -------------------------------------
                                                       Market   Number of                      Market     No. of     Growth Rate
                                         Deposits      Share    Branches         Deposits       Share    Branches     1996-1998
                                         --------      ------   ---------        --------      ------    --------    -----------
                                                     (Dollars In Thousands)                                              (%)

 State of South Carolina                $30,859,861     100.0%     1,175         $34,125,941    100.0%      1,183          5.2%
    Commercial Banks/Savings Banks       25,072,731      81.2%       973          28,088,811     82.3%        981          5.8%
    Savings Institutions                  5,787,130      18.8%       202           6,037,130     17.7%        202          2.1%

 Kershaw County                            $377,499     100.0%        16            $373,065    100.0%         16         -0.6%
    Commercial Banks/Savings Banks          226,744      60.1%        11             203,182     54.5%         11         -5.3%
    Savings Institutions                    150,755      39.9%         5             169,883     45.5%          5          6.2%
       First Palmetto                       150,755      39.9%         5             169,883     45.5%          5          6.2%

 Richland County                         $3,189,801     100.0%        93          $3,807,017    100.0%         98          9.2%
    Commercial Banks/Savings Banks        3,156,361      99.0%        89           3,764,119     98.9%         94          9.2%
    Savings Institutions                     33,440       1.0%         4              42,898      1.1%          4         13.3%
       First Palmetto                        29,316       0.9%         3              32,047      0.8%          3          4.6%

 Chesterfield County                       $282,454     100.0%        13            $287,978    100.0%         13          1.0%
    Commercial Banks/Savings Banks          213,037      75.4%        11             227,839     79.1%         11          3.4%
    Savings Institutions                     69,417      24.6%         2              60,139     20.9%          2         -6.9%
       First Palmetto                        21,468       7.6%         1              23,506      8.2%          1          4.6%

 Darlington County                         $384,209     100.0%        19            $397,503    100.0%         19          1.7%
    Commercial Banks/Savings Banks          315,048      82.0%        16             328,165     82.6%         16          2.1%
    Savings Institutions                     69,161      18.0%         3              69,338     17.4%          3          0.1%
       First Palmetto                        20,692       5.4%         1              21,386      5.4%          1          1.7%

 Lee County                                 $81,241     100.0%         5             $94,060    100.0%          4          7.6%
    Commercial Banks/Savings Banks           65,385      80.5%         4              74,428     79.1%          3          6.7%
    Savings Institutions                     15,856      19.5%         1              19,632     20.9%          1         11.3%
       First Palmetto                        15,856      19.5%         1              19,632     20.9%          1         11.3%

 Horry County                            $2,000,182     100.0%        77          $2,433,850    100.0%         84         10.3%
    Commercial Banks/Savings Banks        1,555,836      77.8%        60           1,915,474     78.7%         66         11.0%
    Savings Institutions                    444,346      22.2%        17             518,376     21.3%         18          8.0%
       First Palmetto                             0       0.0%         0              16,284      0.7%          1           N/M

 Clarendon County                          $146,614     100.0%         6            $164,943    100.0%          6          6.1%
    Commercial Banks/Savings Banks          134,773      91.9%         5             142,208     86.2%          5          2.7%
    Savings Institutions                     11,841       8.1%         1              22,735     13.8%          1         38.6%
       First Palmetto                        11,841       8.1%         1              22,735     13.8%          1         38.6%

 Lancaster County                          $233,045     100.0%         9            $258,305    100.0%          9          5.3%
    Commercial Banks/Savings Banks          222,580      95.5%         8             246,053     95.3%          8          5.1%
    Savings Institutions                     10,465       4.5%         1              12,252      4.7%          1          8.2%
       First Palmetto                        10,465       4.5%         1              12,252      4.7%          1          8.2%


 Lexington County                        $1,350,698     100.0%        51          $1,213,292    100.0%         43         -5.2%
    Commercial Banks/Savings Banks        1,313,882      97.3%        48           1,148,016     94.6%         38         -6.5%
    Savings Institutions                     36,816       2.7%         3              65,276      5.4%          5         33.2%
       First Palmetto                         1,055       0.1%         1              23,514      1.9%          2        372.1%


-----------------------------------------------------------------------------------------------------------------------------------

 Sources: FDIC; OTS.

RP Financial, LC.
Page 3.1



                  III. COMPARATIVE ANALYSIS VERSUS PEER GROUP


     An analysis of the Holding Company in relation to a group of comparable publicly-traded savings institutions (the "Peer Group") is essential to providing a basis for valuation. Factors determining market value, such as financial condition and recent operating results, can be readily assessed in relation to the Peer Group, and market pricing of the Peer Group will then be used to assess the market value of the Holding Company's stock.


Selection of Peer Group
-----------------------

     We consider the appropriate Peer Group to be comprised of those institutions which are publicly-traded and are listed on an exchange or are NASDAQ-listed, since the trading activity for these stocks is regular and reported. Non-listed institutions are considered inappropriate since the trading activity is typically highly irregular in terms of frequency and price, and often the spreads between bid and asked prices are very wide due to illiquidity and/or the closely-held nature of the stock. We excluded institutions subject to rumored or announced acquisition or thrifts with unusual characteristics, including mutual holding companies, due to distortion in their pricing. From the universe of publicly-traded thrift institutions, we selected ten institutions sharing characteristics similar to those of the Holding Company. The Peer Group companies necessarily differ from the Company by their publicly-traded status, which implies greater liquidity of their stock as well as increased scrutiny by the investment community.

     The publicly-traded savings institution selection criteria discussed below led to the selection of the Peer Group companies listed in Table 3.1:

       . Operating strategy - we targeted Peer Group companies employing a similar operating strategy as the Holding Company to provide comparability with respect to risk profile and composition of earnings; i.e., institutions which emphasized mortgage lending funded by retail deposits.

       . Financial characteristics - we targeted Peer Group companies with generally similar balance sheet composition, capitalization and profitability, particularly institutions which maintained a strong return on equity.

       . Size - we targeted Peer Group companies with similar asset size to reflect comparable resource availability, which we defined as having assets ranging from $200 million to $750 million.


     The above criteria were the major factors in determining comparability since they affect the expected rates of return, risk, and overall attractiveness of a given institution from an investor's perspective. On average, the Peer Group establishes a good basis from which to derive a public equivalent value for the Holding Company's shares, after incorporating adjustments to account for certain financial and other differences.

 RP FINANCIAL, LC.
 ------------------------------------------
 Financial Services Industry Consultants
 1700 North Moore Street, Suite 2210
 Arlington, Virginia  22209
 (703) 528-1700

                                                             Table 3.1
                                               Peer Group of Publicly-Traded Thrifts
                                                       December 16, 1999(1)

                                                       Primary       Operating  Total           Fiscal Conv.  Stock    Market
 Ticker Financial Institution                Exchg.    Market        Strat.(2)  Assets  Offices  Year  Date   Price    Value
 ------ ----------------------------------- ------ ----------------- --------  ------  -------  ----  -----  ------  -------
                                                                                                               ($)    ($Mil)

 HOMF   Home Fed Bancorp of Seymour IN      OTC    Southern IN        Thrift     748       16   06-30   01/88  23.00    112
 CFCP   Coastal Fin. Corp. of SC            OTC    SC                 Thrift     713       10   09-30   09/90  12.00     81
 FSPT   FirstSpartan Fin. Corp. of SC       OTC    Northwestern SC    Thrift     541       10   06-30   07/97  17.72     67
 FFKY   First Fed. Fin. Corp. of KY         OTC    Central KY         Thrift     500       12   06-30   07/87  22.63     90
 WFI    Winton Financial Corp. of OH        AMEX   Cincinnati OH      R.E.       466        5   09-30   08/88  12.88     57
 PVFC   PVF Capital Corp. of OH             OTC    Cleveland OH       R.E.       466        9   06-30   12/92  10.63     47
 COOP   Cooperative Bancshares of NC        OTC    Eastern NC         Thrift     389       16   12-31   08/91  10.69     30
 SBAN   SouthBanc Shares Inc. of SC         OTC    Northwest SC       Thrift     365 J      6   09-30   04/98  20.75     67
 NEIB   Northeast Indiana Bncrp of IN       OTC    Northeast IN       Thrift     245        3   12-31   06/95  12.88     23
 UFBS   Union Fincl. Bancshares of SC       OTC    Northwest SC       Thrift     206        4   09-30     /     8.38     11

     NOTES: (1) Or most recent date available (M=March, S=September, D=December, J=June, E=Estimated, and P=Pro Forma)
            (2) Operating strategies are: Thrift=Traditional Thrift, M.B.=Mortgage Banker, R.E.=Real Estate Developer,
                Div.=Diversified, and Ret.=Retail Banking.
            (3) FDIC savings bank institution.

     Source: Corporate offering circulars, data derived from information published in SNL Securities Quarterly Thrift Report, and financial reports of publicly-traded thrifts.

     Date of Last Update: 12/16/99

RP Financial, LC.
Page 3.3


Balance Sheet Composition and Growth Rates
------------------------------------------

     Table 3.2 displays comparative balance sheet measures for the Holding Company and the Peer Group. First Palmetto's and the Peer Group's ratios reflect balances as of September 30, 1999, unless otherwise indicated for the Peer Group companies.

     The interest-earning asset compositions for the Holding Company and the Peer Group were somewhat similar, with loans constituting the bulk of interest-earning assets for both First Palmetto and the Peer Group. First Palmetto's loans-to-assets ratio of 66.6 percent was less than the comparative Peer Group ratio of 79.3 percent. Comparatively, the Holding Company's cash and investments-to-assets ratio of 30.3 percent was higher than the Peer Group's ratio of 16.8 percent. Overall, First Palmetto's interest-earning assets comprised 96.9 percent of assets, which was slightly higher than the Peer Group's comparative ratio of 96.1 percent.

     First Palmetto's funding liabilities reflected a funding strategy that was somewhat similar to that of the Peer Group's funding composition. The Holding Company's deposits equaled 76.0 percent of assets, which was above the Peer Group average of 68.5 percent. Comparatively, borrowings were utilized to a slightly greater degree by the Peer Group, as the Holding Company and the Peer Group posted borrowings-to-assets ratios of 17.4 percent and 21.1 percent, respectively. Overall, the future borrowing capacities for First Palmetto and the Peer Group were considered to be comparable. Total interest-bearing liabilities maintained by the Holding Company and the Peer Group, as a percent of assets, equaled 93.4 percent and 89.6 percent, respectively. The Peer Group's lower level of interest-bearing liabilities was supported by maintenance of a higher capital position.

     A key measure of balance sheet strength for a thrift institution is its interest-earning assets-to-interest-bearing liabilities ("IEA/IBL") ratio. The Peer Group's IEA/IBL ratio of 107.3 percent exceeded First Palmetto's ratio of
103.7 percent, which was supported by the Peer Group's stronger capital position and resulting lower level of interest-bearing liabilities.

     The equity capital level of the Holding Company equaled 5.9 percent of assets, versus a comparative ratio of 9.4 percent for the Peer Group. Tangible equity for the Holding Company and the Peer Group equaled 5.8 percent and 9.0 percent of assets, respectively. While both the Holding Company and the Peer Group maintained surpluses relative to minimum capital requirements, the Peer Group's stronger capital position implies greater leverage potential and greater capacity to absorb potential losses.

     The growth rate section of Table 3.2 shows annual growth rates for key balance sheet items. Asset growth rates of positive 9.7 percent and positive 8.9 percent were posted by the Holding Company and the Peer Group, respectively. Growth in loans (20.1 percent growth rate) accounted for the Holding Company's asset growth, which was partially offset by a decline in cash and investments (negative 7.7 percent growth rate). The negative growth rate for cash and investments was attributable to repayments on the mortgage-backed securities portfolio and utilization of a a portion of those funds to fund loan growth. The decline in First Palmetto's mortgage-backed securities portfolio was partially offset by growth in investment securities and cash and cash equivalents. Similarly, the Peer Group's asset growth was primarily sustained by loan growth (10.3 percent growth rate), although the Peer Group also exhibited positive growth in cash and investments (5.8 percent growth rate). The Holding Company's asset growth rates would tend to support greater earnings growth relative to the Peer Group's measures; however, given First Palmetto's current level of capital, the Peer Group's leverage capacity is considered to be greater than First Palmetto's.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                             Table 3.2
                                            Balance Sheet Composition and Growth Rates
                                                  Comparable Institution Analysis
                                                     As of September 30, 1999



                                                                  Balance Sheet as a Percent of Assets
                                         ----------------------------------------------------------------------------------------
                                           Cash &    MBS &                  Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                         Equivalents Invest  Loans Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                         ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------
First Palmetto Financial
------------------------
       September 30, 1999                    2.3     28.0   66.6     76.0     17.4     0.0      5.9      0.1     5.8       0.0

     SAIF-Insured Thrifts                    3.2     24.2   68.8     66.6     19.7     0.1     11.9      0.3    11.6       0.0
     State of SC                             3.8     15.0   77.4     63.2     20.2     0.0     15.5      0.2    15.3       0.0
     Comparable Group Average                2.9     13.9   79.3     68.5     21.1     0.0      9.4      0.4     9.0       0.0
       Mid-West Companies                    2.0     10.4   84.5     68.7     20.9     0.0      9.2      0.5     8.7       0.0
       South-East Companies                  3.9     17.4   74.1     68.3     21.2     0.0      9.5      0.3     9.2       0.0


     Comparable Group
     ----------------

     Mid-West Companies
     ------------------
     FFKY  First Fed. Fin. Corp. of KY       3.2      8.8   83.1     80.3      7.5     0.0     11.0      2.1     8.8       0.0
     HOMF  Home Fed Bancorp of Seymour IN    2.4     13.5   79.4     75.7     14.4     0.0      9.1      0.2     8.9       0.0
     NEIB  Northeast Indiana Bncrp of IN     2.2     13.9   81.5     49.1     40.2     0.0     10.5      0.0    10.5       0.0
     PVFC  PVF Capital Corp. of OH           1.6      6.6   89.6     71.7     17.4     0.0      8.6      0.0     8.6       0.0
     WFI   Winton Financial Corp. of OH      0.4      9.1   88.7     66.9     25.0     0.0      6.9      0.1     6.8       0.0

     South-East Companies
     --------------------
     CFCP  Coastal Fin. Corp. of SC          3.4     27.5   66.2     56.1     36.8     0.0      5.8      0.0     5.8       0.0
     COOP  Cooperative Bancshares of NC      1.9     12.9   82.6     79.1     12.9     0.0      7.6      0.0     7.6       0.0
     FSPT  FirstSpartan Fin. Corp. of SC     6.7      5.2   84.1     75.4     10.9     0.0     12.4      0.0    12.4       0.0
     SBAN  SouthBanc Shares Inc. of SC(1)    4.6     24.4   64.9     61.7     22.6     0.0     14.6      0.0    14.6       0.0
     UFBS  Union Fincl. Bancshares of SC     2.9     17.0   72.6     69.2     23.0     0.0      7.2      1.3     5.9       0.0



                                                              Balance Sheet Annual Growth Rates
                                            ----------------------------------------------------------------
                                                     MBS, Cash &                 Borrows.   Net     Tng Net
                                             Assets  Investments  Loans Deposits &Subdebt  Worth    Worth
                                            -------  ----------- ------ -------- --------- -------- --------
     First Palmetto Financial
     ------------------------
       September 30, 1999                     9.68    -7.74      20.09    5.18     36.81     12.17    13.89

     SAIF-Insured Thrifts                    11.18     5.08      14.10    7.66     19.11     -4.20    -4.67
     State of SC                              6.29    -9.88      12.31    6.86     17.72    -14.20   -15.15
     Comparable Group Average                 8.89     5.84      10.27    5.28     29.26     -2.97    -3.41
       Mid-West Companies                    13.63    19.35      12.77    3.72     51.61      8.87     9.32
       South-East Companies                   4.14    -7.67       7.77    6.84      6.92    -14.81   -16.13


     Comparable Group
     ----------------

     Mid-West Companies
     ------------------
     FFKY  First Fed. Fin. Corp. of KY        6.90    -9.65    10.16      4.84    61.38   -1.07    0.54
     HOMF  Home Fed Bancorp of Seymour IN     3.46    28.38    -1.18      4.13     4.62   -1.89   -1.79
     NEIB  Northeast Indiana Bncrp of IN     17.16    74.60     9.70     -7.44    82.50    4.37    4.37
     PVFC  PVF Capital Corp. of OH            8.98    -2.96     9.70     -0.23    57.93   23.45   23.45
     WFI   Winton Financial Corp. of OH      31.64     6.40    35.45     17.32       NM   19.52   20.04

     South-East Companies
     --------------------
     CFCP  Coastal Fin. Corp. of SC          10.79     8.70    11.12      3.46    24.69    8.95    8.95
     COOP  Cooperative Bancshares of NC       0.02   -15.81     3.19      2.34    -9.08   -4.88   -4.88
     FSPT  FirstSpartan Fin. Corp. of SC      2.02   -22.03     4.90      8.23       NM  -44.10  -44.10
     SBAN  SouthBanc Shares Inc. of SC(1)    -0.76   -25.48    14.56     10.64     0.59  -30.34  -30.34
     UFBS  Union Fincl. Bancshares of SC      8.65    16.29     5.06      9.56    11.49   -3.67  -10.30


                                                              Regulatory Capital
                                         -------------------------------------------------------------

                                                        Tangible    Core   Reg.Cap.
                                                        ----------- ------ ---------
     First Palmetto Financial
     ------------------------
       September 30, 1999                                 5.68      5.68    10.46

     SAIF-Insured Thrifts                                13.44     10.41    20.15
     State of SC                                        136.01      8.30    14.35
     Comparable Group Average                             8.88      8.72    14.54
       Mid-West Companies                                 9.03      9.03    13.99
       South-East Companies                               8.76      8.54    14.86


     Comparable Group
     ----------------

     Mid-West Companies
     ------------------
     FFKY  First Fed. Fin. Corp. of KY                    9.15      9.15    14.51
     HOMF  Home Fed Bancorp of Seymour IN                 8.49      8.49    11.61
     NEIB  Northeast Indiana Bncrp of IN                  9.46      9.46    15.85
     PVFC  PVF Capital Corp. of OH                          NM        NM       NM
     WFI   Winton Financial Corp. of OH                     NM        NM       NM

     South-East Companies
     --------------------
     CFCP  Coastal Fin. Corp. of SC                       6.29      6.29    12.64
     COOP  Cooperative Bancshares of NC                     NM      7.65    13.17
     FSPT  FirstSpartan Fin. Corp. of SC                 10.79     10.79    17.27
     SBAN  SouthBanc Shares Inc. of SC(1)                11.30     11.30    18.95
     UFBS  Union Fincl. Bancshares of SC                  6.66      6.66    12.29



     (1) Financial information is for the quarter ending June 30, 1999.


     Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC.
             calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1999 by RP Financial, LC.

RP Financial, LC.
Page 3.5

     The Holding Company and the Peer Group exhibited comparatively higher borrowing growth rates compared to their respective deposit growth rates, with the Holding Company and the Peer Group posting borrowing growth rates of 36.8 percent and 29.3 percent, respectively. The Peer Group's borrowings growth rate was somewhat understated, as the "NM" borrowings growth rates shown for two of the Peer Group companies were attributable to their growth rates exceeding 100 percent. Deposit growth rates were very comparable for the Holding Company and the Peer Group, equaling 5.2 percent and 5.3 percent, respectively. Capital growth rates posted by the Holding Company and the Peer Group equaled positive
12.2 percent and negative 3.0 percent, respectively, with First Palmetto's stronger growth rate being primarily facilitated by maintenance of a lower capital position and the implementation of stock repurchase programs by some of the Peer Group companies.


Income and Expense Components
-----------------------------

     First Palmetto and the Peer Group reported net income to average assets ratios of 1.01 percent and 1.08 percent, respectively (see Table 3.3), based on the Holding Company's and the Peer Group's earnings for the twelve months ended September 30, 1999, unless otherwise indicated for the Peer Group companies. The Peer Group's higher return was supported by higher non-interest operating income and lower loss provisions, while higher net gains and lower operating expenses represented comparative earnings advantages for the Holding Company. The Peer Group and First Palmetto exhibited comparable net interest margins.

     Net interest income to average assets posted by First Palmetto and the Peer Group equaled 3.33 percent and 3.37 percent,respectively, with the Peer Group posting both a higher interest income ratio and a higher interest expense ratio in comparison to the Holding Company's ratios. In another key area of core earnings strength, the Holding Company maintained a lower level of operating expenses than the Peer Group. For the period covered in Table 3.3, the Holding Company and the Peer Group recorded operating expense to average assets ratios of 2.07 percent and 2.22 percent, respectively. First Palmetto's lower operating expense ratio was in part supported by maintenance of a slightly lower number of employees for its asset size, as compared to the Peer Group companies on average. Assets per full time equivalent employee equaled $3.7 million for the Holding Company, versus a comparative measure of $3.6 million for the Peer Group.

     When viewed together, net interest income and operating expenses provide considerable insight into a thrift's earnings strength, since those sources of income and expenses are typically the most prominent components of earnings and are generally more predictable than losses and gains realized from the sale of assets or other non-recurring activities. In this regard, as measured by their expense coverage ratios (net interest income divided by operating expenses), the Holding Company's earnings strength was slightly more favorable than the Peer Group's. Expense coverage ratios posted by First Palmetto and the Peer Group equaled 1.61x and 1.52x, respectively. An expense coverage ratio of greater than 1.0x indicates that an institution is able to sustain pre-tax profitability without having to rely on non-interest sources of income.

     Sources of non-interest operating income were a larger contributor to the Peer Group's earnings, with such income amounting to 0.67 percent and 0.43 percent of the Peer Group's and First Palmetto's average assets, respectively. The Peer Group's higher level of non-interest operating income was supported by income realized from real estate operations, as well as miscellaneous sources of income derived largely from retail banking activities. Taking

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                   Table 3.3
       Income as a Percent of Average Assets and Yields, Costs, Spreads
                        Comparable Institution Analysis
                For the Twelve Months Ended September 30, 1999

                                                 Net Interest Income                   Other Income                G&A/Other Exp.

                                             ----------------------------           -------------------          ----------------

                                                                   Loss     NII                            Total

                                       Net                        Provis.  After    Loan   R.E.   Other    Other    G&A  Goodwill

                                     Income Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income  Income  Expense  Amort.

                                     ------ ------ ------- ------ ------- -------   ----  -----   ------  ------  ------- -------

First Palmetto Financial
------------------------
  September 30, 1999                   1.01   7.29    3.96   3.33   0.25    3.07    0.06   0.00    0.37     0.43    2.00    0.07


SAIF-Insured Thrifts                   0.84   7.07    3.89   3.18   0.12    3.05    0.11   0.01    0.38     0.50    2.31    0.03

State of SC                            0.96   7.21    3.66   3.55   0.12    3.42    0.08   0.03    0.46     0.57    2.22    0.02

Comparable Group Average               1.08   7.41    4.04   3.37   0.10    3.27    0.09   0.11    0.48     0.67    2.19    0.03

  Mid-West Companies                   1.28   7.58    4.22   3.36   0.09    3.27    0.06   0.19    0.43     0.68    2.06    0.04

  South-East Companies                 0.89   7.24    3.86   3.38   0.11    3.27    0.11   0.04    0.52     0.67    2.33    0.03


Comparable Group
----------------

Mid-West Companies
------------------
FFKY  First Fed. Fin. Corp. of KY      1.32   7.43    3.83   3.60   0.07    3.53    0.00   0.00    0.83     0.83    2.20    0.17

HOMF  Home Fed Bancorp of Seymour IN   1.39   7.30    4.00   3.30   0.15    3.15    0.16   0.06    0.65     0.88    2.10    0.01

NEIB  Northeast Indiana Bncrp of IN    1.17   7.58    4.17   3.41   0.12    3.29    0.12  -0.01    0.25     0.36    1.82    0.00

PVFC  PVF Capital Corp. of OH          1.80   8.00    4.41   3.59   0.08    3.51    0.00   0.86    0.25     1.11    2.24    0.00

WFI   Winton Financial Corp. of OH     0.70   7.61    4.69   2.92   0.04    2.88    0.04   0.02    0.15     0.21    1.92    0.01


South-East Companies
--------------------
CFCP  Coastal Fin. Corp. of SC         1.14   7.35    4.00   3.35   0.11    3.24    0.30   0.00    0.35     0.64    2.27    0.00

COOP  Cooperative Bancshares of NC     0.67   7.31    4.26   3.05   0.06    2.99    0.06  -0.01    0.20     0.25    2.23    0.00

FSPT  FirstSpartan Fin. Corp. of SC    0.87   7.21    3.49   3.72   0.13    3.59    0.19   0.00    0.38     0.57    2.45    0.00

SBAN  SouthBanc Shares Inc. of SC(1)   0.89   7.18    3.65   3.53   0.17    3.36    0.00   0.19    1.24     1.43    2.36    0.00

UFBS  Union Fincl. Bancshares of SC    0.85   7.16    3.92   3.24   0.05    3.18   -0.01  -0.01    0.46     0.45    2.33    0.14


                                      Non-Op. Items     Yields, Costs, and Spreads
                                     --------------     -------------------------
                                                                                       MEMO:     MEMO:
                                        Net  Extrao.        Yield     Cost  Yld-Cost Assets/   Effective
                                       Gains  Items      On Assets Of Funds Spread   FTE Emp.  Tax Rate
                                     ------- -------     --------- -------- ------ ----------  ---------
First Palmetto Financial
------------------------
  September 30, 1999                    0.15   0.00        7.78      4.32     3.46     3,717      35.93

SAIF-Insured Thrifts                    0.09   0.00        7.22      4.49     2.74     4,327      35.65
State of SC                            -0.05   0.00        7.47      4.57     2.90     4,532      35.63
Comparable Group Average                0.03   0.00        7.70      4.56     3.13     3,565      35.57
  Mid-West Companies                    0.01   0.00        7.83      4.73     3.10     3,857      37.22
  South-East Companies                  0.04   0.00        7.56      4.40     3.16     3,273      33.92


Comparable Group
----------------

Mid-West Companies
------------------
FFKY  First Fed. Fin. Corp. of KY      -0.02   0.00        7.82      4.39     3.43     3,122      32.83
HOMF  Home Fed Bancorp of Seymour IN    0.36   0.00        7.64      4.46     3.18     2,821      38.75
NEIB  Northeast Indiana Bncrp of IN     0.00   0.00        7.77      4.72     3.06     4,903      36.33
PVFC  PVF Capital Corp. of OH          -0.05   0.00        8.16      4.95     3.21     3,530      35.81
WFI   Winton Financial Corp. of OH     -0.22   0.00        7.76      5.12     2.64     4,908      42.38

South-East Companies
--------------------
CFCP  Coastal Fin. Corp. of SC          0.18   0.00        7.54      4.32     3.23     3,241      36.26
COOP  Cooperative Bancshares of NC      0.04   0.00        7.51      4.64     2.87     3,193      36.55
FSPT  FirstSpartan Fin. Corp. of SC    -0.27   0.00        7.44      4.28     3.16     3,584      44.68
SBAN  SouthBanc Shares Inc. of SC(1)    0.07   0.00        7.62      4.49     3.12     3,410      16.00
UFBS  Union Fincl. Bancshares of SC     0.18   0.00        7.70      4.28     3.42     2,938      36.09


(1)  Financial information is for the quarter ending June 30, 1999.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP Financial, LC.
Page 3.7

non-interest operating income into account in comparing the Holding Company's and the Peer Group's earnings, First Palmetto's efficiency ratio (operating expenses, net of amortization of intangibles, as a percent of the sum of non-interest operating income and net interest income) of 53.2 percent was slightly more favorable than the Peer Group's efficiency ratio of 54.2 percent.

     Loan loss provisions had a larger impact on the Holding Company's earnings, amounting to 0.25 percent and 0.10 percent of average assets for First Palmetto and the Peer Group, respectively. The higher loss provisions established by the Holding Company could in part be attributed to its more significant diversification into higher risk types of lending.

     Net gains realized from the sale of investments and loans were a larger factor in First Palmetto's earnings, with such gains amounting to 0.15 percent and 0.03 percent of average assets for the Holding Company and the Peer Group, respectively. Typically, gains generated from the sale of loans and investments are viewed as earnings with a relatively high degree of volatility and, thus, are substantially discounted in the evaluation of an institution's core earnings. In the case of First Palmetto, the gains were the result of selling fixed rate loans into the secondary market, which is an ongoing activity for the Holding Company. Accordingly, such gains warrant some consideration as a core earnings factor for the Holding Company, but are still viewed as a more volatile source of income than income generated through the net interest margin and non-interest operating income.

     The Holding Company's and the Peer Group's pre-tax earnings were similarly impacted by taxes, as First Palmetto and the Peer Group posted effective tax rates of 35.93 percent and 35.57 percent, respectively.


Loan Portfolio Composition
--------------------------

     Table 3.4 presents data related to the loan composition of First Palmetto and the Peer Group. In comparison to the Holding Company, the Peer Group's loan portfolio composition reflected a higher concentration of 1-4 family permanent mortgage loans and mortgage-backed securities (55.2 percent of assets versus
41.2 percent for the Holding Company). The Peer Group's higher ratio was the result of maintaining a higher concentrations of 1-4 family permanent mortgage loans, which was partially offset by the higher concentration of mortgage-backed securities maintained by First Palmetto. Loans serviced for others by the Holding Company and the Peer Group reflected comparable balances of $140.7 million and $149.7 million, respectively, with the Peer Group's higher balance translating into a slightly higher balance of loan servicing intangibles as well.

     In comparison to the Peer Group, the Bank exhibited a greater degree of lending diversification into higher risk types of loans. Commercial real estate/multi-family loans represented the most significant area of diversification for the Holding Company, with such loans comprising 27.9 percent of First Palmetto's assets. Commercial real estate/multi-family loans also represented the primary area of lending diversification for the Peer Group, equaling 12.6 percent of the Peer Group's assets. Consumer loans were also a more significant area of lending diversification for the Holding Company, while the Peer Group's loan portfolio composition reflected greater diversification into construction/land loans. The Holding Company and the Peer Group maintained comparable levels of commercial business loans as percent of assets. Notwithstanding the Holding Company's greater diversification into higher risk types of lending, First Palmetto's risk weighted assets-to-assets ratio of 61.60 percent was slightly lower than the Peer Group's ratio of 63.66 percent. The Holding Company's lower

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                                             Table 3.4
                                        Loan Portfolio Composition and Related Information
                                                  Comparable Institution Analysis
                                                     As of September 30, 1999

                                              Portfolio Composition as a Percent Assets
                                      ---------------------------------------------------------
                                                  1-4     Constr.   5+Unit    Commerc.             RWA/     Serviced       Servicing
Institution                             MBS     Family    & Land    Comm RE   Business  Consumer  Assets    For Others     Assets
-----------                           ------    ------    ------    ------    ------    --------  ------    ----------     ------
                                        (%)       (%)       (%)       (%)       (%)        (%)      (%)         ($000)     ($000)
First Palmetto Financial              12.59     28.64      0.95     27.87      5.09       5.28     61.60      140,700        628

SAIF-Insured Thrifts                  12.33     45.91      3.65      9.50      4.95       2.57     55.70      750,350     10,582
State of SC                            9.17     53.71      9.16      5.62      3.67       2.17     57.85      150,871      1,396
Comparable Group Average               6.12     49.07      7.46     12.62      4.96       3.54     63.66      149,745        789

Comparable Group
----------------

CFCP  Coastal Fin. Corp. of SC        23.89     39.86     11.01      9.94      2.13       2.59     54.58       99,393          0
COOP  Cooperative Bancshares of NC     0.00     66.80      0.35     11.10      1.35       1.86     60.65       76,825          0
FFKY  First Fed. Fin. Corp. of KY      0.32     58.43      2.33      6.03      9.82       3.93     64.49            0          0
FSPT  FirstSpartan Fin. Corp. of SC    0.01     63.28     10.43      4.35      2.01       2.57     65.43      111,349      1,164
HOMF  Home Fed Bancorp of Seymour IN   1.29     43.24      6.76     15.85      6.28       7.54     76.29      460,831      1,980
NEIB  Northeast Indiana Bncrp of IN    1.22     49.60      4.15      8.50      8.85       9.02     63.55        2,392          0
PVFC  PVF Capital Corp. of OH          0.37     35.09     18.94     30.67      0.58       0.23     74.01      277,288        799
SBAN  SouthBanc Shares Inc. of SC(1)  19.45     37.14     11.33      6.73      6.31       3.71     61.04       62,972        101
UFBS  Union Fincl. Bancshares of SC   11.51     52.72      4.44      1.58      8.33       2.71     57.30      257,906      3,842
WFI   Winton Financial Corp. of OH     3.11     44.59      4.83     31.40      3.96       1.27     59.27      148,491          0

(1) Financial information is for the quarter ending June 30, 1999.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP Financial, LC.
Page 3.9

risk weighted assets ratio was supported by maintenance of a higher concentration of assets in lower risk weighted cash and investments, in comparison to the Peer Group's asset composition which reflected a comparatively higher concentration of loans. Overall, the Holding Company's and the Peer Group's risk weighted assets-to-assets ratios were both above the comparative ratio of 55.70 percent for all publicly-traded thrifts.


Credit Risk
-----------

     The Holding Company's credit risk exposure appears to be somewhat lower than the Peer Group's, as indicated by First Palmetto's higher reserve coverage ratios and lower ratios of non-performing loans and non-performing assets. As shown in Table 3.5, the Holding Company's non-performing loans/loans and non-performing assets/assets ratios of 0.26 percent and 0.19 percent, respectively, were below the Peer Group's comparative ratios of 0.50 percent and
0.52 percent. Loss reserve ratios were also stronger for the Holding Company, as First Palmetto maintained a higher level of loss reserves as a percent of non-performing assets (589.4 percent versus 152.5 percent for the Peer Group) and as a percent of loans (1.72 percent versus 0.76 percent for the Peer Group). The Holding Company's higher reserve coverage ratio as a percent of loans was warranted by its greater degree of diversification into higher risk types of lending. In comparison to the Peer Group, First Palmetto recorded a higher level of net loan charge-offs than the Peer Group, with net loan charge-offs as a percent of loans receivable equaling 0.11 percent and 0.04 percent for the Holding Company and the Peer Group, respectively. Overall, both the Holding Company's and the Peer Group's credit quality measures were considered to be representative of fairly limited credit risk exposure.


Interest Rate Risk
------------------

     Table 3.6 reflects various key ratios highlighting the relative interest rate risk exposure of the Holding Company versus the Peer Group companies. In terms of balance sheet composition, First Palmetto's interest rate risk characteristics were considered to be slightly less favorable than the Peer Group's. In particular, First Palmetto's lower capital position and lower IEA/IBL ratio indicate a greater dependence on the yield-cost spread to sustain the net interest margin. However, First Palmetto's lower level of non-interest earning assets was a positive consideration in terms of capacity to generate net interest income.

     To analyze interest rate risk associated with the net interest margin, we reviewed quarterly changes in net interest income as a percent of average assets for First Palmetto and the Peer Group. In general, the relative fluctuations in both the Holding Company's and the Group's net interest income-to-assets ratios were considered to be fairly limited, with First Palmetto's quarterly changes in net interest income exhibiting slightly greater volatility compared to the Peer Group's measures.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700



                                                             Table 3.5
                                           Credit Risk Measures and Related Information
                                                  Comparable Institution Analysis
                                      As of September 30, 1999 or Most Recent Date Available

                                                       NPAs &                                   Rsrves/
                                              REO/     90+Del/    NPLs/    Rsrves/   Rsrves/    NPAs &   Net Loan         NLCs/
Institution                                  Assets    Assets     Loans     Loans     NPLs      90+Del   Chargoffs       Loans
-----------                                  ------    ------    ------    ------    ------    --------  ---------    ----------
                                               (%)       (%)       (%)       (%)       (%)        (%)      ($000)          (%)
First Palmetto Financial                      0.02      0.19      0.26      1.72     651.44     589.39       347          0.11

SAIF-Insured Thrifts                          0.22      0.56      0.65      0.85     236.88     170.85       267          0.12
State of SC                                   0.22      0.39      0.38      0.82     277.46     197.20        77          0.04
Comparable Group Average                      0.37      0.52      0.50      0.76     206.25     152.47        57          0.04

Comparable Group
----------------

CFCP  Coastal Fin. Corp. of SC                0.01      0.21      0.31      1.39     449.34     421.09        83          0.00
COOP  Cooperative Bancshares of NC            0.05      0.42      0.02      0.40         NA      80.30        17          0.02
FFKY  First Fed. Fin. Corp. of KY             0.11        NA      0.59      0.52      88.15         NA        41          0.04
FSPT  FirstSpartan Fin. Corp. of SC           0.06      0.36      0.32      0.66     203.47     153.33         3          0.00
HOMF  Home Fed Bancorp of Seymour IN          1.35      0.73      0.54      0.74     136.74      81.26       108          0.07
NEIB  Northeast Indiana Bncrp of IN           0.00      0.55      0.64      0.78     121.18     116.39        50          0.10
PVFC  PVF Capital Corp. of OH                 0.82      1.07      1.19      0.71      59.49      58.96        38          0.04
SBAN  SouthBanc Shares Inc. of SC(1)          1.01      0.64      0.80      1.10     137.29     111.75        52          0.09
UFBS  Union Fincl. Bancshares of SC           0.12      0.21      0.12      0.56     454.35     196.71        29          0.08
WFI   Winton Financial Corp. of OH            0.11        NA        NA        NA         NA         NA       150          0.00

(1) Financial information is for the quarter ending June 30, 1999.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700



                                                             Table 3.6
                                  Interest Rate Risk Measures and Net Interest Income Volatility
                                                  Comparable Institution Analysis
                                      As of September 30, 1999 or Most Recent Date Available

                                         Balance Sheet Measures
                                       --------------------------
                                                          Non-Earn.              Quarterly Change in Net Interest Income
                                       Equity/     IEA/    Assets/     -----------------------------------------------------------
Institution                            Assets      IBL     Assets      09/30/99  06/30/99  03/31/99  12/31/98  09/30/98  06/30/98
-----------                            ------    ------    ------      --------  --------  --------  --------  --------  ---------
                                         (%)       (%)       (%)      (change in net interest income is annualized in basis points)
First Palmetto Financial                  5.8     103.7       3.1           13        11         2         1        -9       -22

SAIF-Insured Thrifts                     11.6     112.1       3.7           -1         5         2        -4        -4         1
State of SC                              15.3     117.8       3.8           -7        13        -1        -3         4        13
Comparable Group Average                  9.0     107.4       3.9           -4         8         0        -4        -4         9

Comparable Group
----------------

CFCP  Coastal Fin. Corp. of SC            5.8     104.6       2.9           -3        -1        33        -1       -18         1
COOP  Cooperative Bancshares of NC        7.6     105.9       2.6            1         5         9         5        -4        13
FFKY  First Fed. Fin. Corp. of KY         8.8     108.3       4.9            3        -9        14       -20        -8         3
FSPT  FirstSpartan Fin. Corp. of SC      12.4     111.2       4.0          -27         1        -3        -4       -18        -2
HOMF  Home Fed Bancorp of Seymour IN      8.9     105.7       4.8            2        13       -11        -1        -7        -7
NEIB  Northeast Indiana Bncrp of IN      10.5     109.4       2.4          -16        -7        12         0        -9        -4
PVFC  PVF Capital Corp. of OH             8.6     110.0       2.1            2        20       -12         7         8       -25
SBAN  SouthBanc Shares Inc. of SC(1)     14.6     111.4       6.1           NA        23       -19       -37        34        88
UFBS  Union Fincl. Bancshares of SC       5.9     100.4       7.5           27        24       -30         7        -1        13
WFI   Winton Financial Corp. of OH        6.8     106.8       1.8          -22         6         6         1       -16         7

(1) Financial information is for the quarter ending June 30, 1999. NA=Change is greater than 100 basis points during the quarter.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP Financial, LC.
Page 4.1



                      IV. APPRAISAL OF FAIR MARKET VALUE


Recent Trading Activity in the Holding Company's Stock
------------------------------------------------------

     The Holding Company's stock is not listed on an established exchange, and it is our understanding that typically there has not been an active trading market for the Holding Company's stock. In addition, the stock is somewhat closely held as a relatively small number of shareholders own a material portion of the stock. During calendar year-to-date 1999, the Holding Company's shares have traded at prices ranging from $65.00 to $75.00 per share, with the most recent trades occurring at $75.00 per share (September 29, 1999). As the recent trading activity involves only a small fraction of outstanding shares, our valuation of the Holding Company shares was derived mainly through standard valuation methodologies.


Standard Valuation Methodologies
--------------------------------

     Our valuation approach focused on first deriving a value for the Holding Company's shares on a comparable publicly-traded basis, and then applying a discount to the comparable public value to account for the closely held nature of the stock and the lack of marketability resulting from the illiquidity characteristics of the common stock. To derive the publicly-traded equivalent value for the stock we applied common approaches of valuation: the market value approach -- specifically price-to-earnings (P/E) and price-to-book value (P/B) multiples -- and the discounted earnings approach. Exhibit IV-1 presents pricing ratios and financial data for all publicly-traded savings institutions, based on market prices as of December 17, 1999 and financial data as of September 30, 1999. Limited consideration was also given to the Holding Company's recent common stock trading history.

     In the valuation of most ongoing financial institution entities, the P/E approach is generally the best indicator of long-term value for a stock. In this valuation, we carefully considered the P/E approach. In view of historical earnings volatility in the thrift and banking industries, the investment community also relies on the price/book value approach. For financial institutions, the P/B ratio typically reflects capital adequacy, risk assessments and anticipated equity growth, reflecting the expected "return on equity". We have modified this approach to focus on tangible book value (the P/TB ratio) to exclude intangible assets such as goodwill, which is consistent with industry practice. The discounted earnings method was also utilized in determining First Palmetto's value; however, this valuation method is typically weighted less as a valuation technique among thrift stock investors, in light of the historical volatility of thrift industry earnings and the greater emphasis generally placed on the P/E and P/B approaches.

     The applications of the valuation techniques discussed below will also take into account our comparative analysis relative to the Peer Group in deriving value.

RP Financial, LC.
Page 4.2


Market Value Approach
---------------------

     1.  P/E Approach
         ------------

     Derivation of value pursuant to the P/E approach requires an earnings estimate and a supportable P/E multiple. The Holding Company's reported earnings for the twelve months ended September 30, 1999 equaled $4.603 million. In deriving the Holding Company's core or recurring earnings, consideration was given to the comparatively high amount of gains recorded on the sale of loans during fiscal 1999, as compared to the prior two fiscal years, and the non-recurring expense resulting from the prepayment of FHLB advances. The penalty resulting from the prepayment of FHLB advances amounted to $132,000. During the past three fiscal years, loan sale gains recorded by First Palmetto have averaged $451,000, versus gains of $664,000 during fiscal 1999. Accordingly, in establishing core earnings, First Palmetto's reported earnings were adjusted to reflect the average amount of loan sale gains recorded during past three fiscal years. As shown below, after tax effecting the adjustments at an assumed effective marginal tax rate of 35.9 percent, First Palmetto's core earnings were determined to equal $4.551 million.


                                                   Amount
                                                   ------
                                                   ($000)

     Net income                                    $4,603
     Adjustment for prepayment penalty(1)              85
     Adjustment for loan sale gains(1)               (137)
                                                     ----
       Core earnings estimate                      $4,551

     (1)  Tax effected at 35.9 percent.


     We derived our P/E multiple from the Peer Group analyzed in Chapter III. Using stock prices as of December 17, 1999, the Peer Group exhibited an average P/E multiple of 12.30 times core earnings (see Table 4.1). Based on the comparative analysis contained in Chapter III, we concluded that the Holding Company's core earnings strength was comparable to the Peer Group's and, therefore, no premium or discount was required relative to the Peer Group's core P/E multiple. Accordingly, we applied an earnings multiple of 12.30 times to the Holding Company's trailing twelve month core EPS of $6.43, which resulted in an indicated public equivalent value of $79.09 per share pursuant to this approach, before incorporating marketability adjustments.

     2.  Price/Tangible Book Value
         -------------------------

     Derivation of value pursuant to the P/TB market value approach requires a tangible book value per share figure and an appropriate P/TB ratio. As of September 30, 1999, the Holding Company's tangible stockholders' equity equaled $27.7 million The average P/TB ratio for the Peer Group equaled 137.21 percent. We determined that First Palmetto's lower equity-to-assets ratio and resulting lower leverage capacity were negated by its higher return on equity. Therefore, no discount or premium was required in deriving the Holding Company's value under this approach. Thus, we applied a P/TB ratio of 137.2 percent to the Holding Company's tangible book value per share of $38.93, which resulted in an indicated public equivalent value of $53.41 per share pursuant to this approach, before incorporating marketability adjustments.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                                             Table 4.1
                                                    Market Pricing Comparatives
                                                  Prices As of December 17, 1999

                                             Market       Per Share Data
                                         Capitalization   _______________
                                       ------------------  Core    Book              Pricing Ratios(3)
                                        Price/     Market  12-Mth  Value/ --------------------------------------
Financial Institution                  Share(1)    Value   EPS(2)  Share    P/E     P/B     P/A    P/TB   P/CORE
---------------------                  --------   ------- ------- ------- ------- ------- ------- ------- ------
                                          ($)     ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)
SAIF-Insured Thrifts                     12.48    131.34    0.91   12.85   13.50   100.31  11.38   105.15  14.43
State of SC                              14.82     76.93    1.02   13.13   15.07   121.74  16.23   124.20  16.20
Comparable Group Average                 15.16     58.42    1.29   12.06   12.30   130.96  11.97   137.21  12.30
  Mid-West Companies                     16.40     65.65    1.50   11.73   11.89   142.11  12.91   151.18  11.62
  South-East Companies                   13.91     51.19    1.09   12.38   12.72   119.80  11.04   123.24  12.98

Comparable Group
----------------

Mid-West Companies
------------------
FFKY  First Fed. Fin. Corp. of KY        22.63     89.91    1.62   13.80   14.14   163.99  18.00   203.51  13.97
HOMF  Home Fed Bancorp of Seymour IN     23.00    112.03    1.75   13.99   10.90   164.40  14.99   168.25  13.14
NEIB  Northeast Indiana Bncrp of IN      12.88     22.99    1.47   14.40    8.76    89.44   9.38    89.44   8.76
PVFC  PVF Capital Corp. of OH            10.63     46.61    1.86    9.14    5.81   116.30  10.00   116.30   5.72
WFI   Winton Financial Corp. of OH       12.88     56.72    0.78    7.30   19.82   176.44  12.17   178.39  16.51

South-East Companies
--------------------
CFCP  Coastal Fin. Corp. of SC           12.00     81.01    1.02    6.11   10.53   196.40  11.36   196.40  11.76
COOP  Cooperative Bancshares of NC       10.69     29.52    0.90   10.73   11.49    99.63   7.58    99.63  11.88
FSPT  FirstSpartan Fin. Corp. of SC      17.72     67.12    1.48   17.75   14.41    99.83  12.40    99.83  11.97
SBAN  SouthBanc Shares Inc. of SC        20.75     66.94    0.97   16.47   20.34   125.99  18.35   125.99  21.39
UFBS  Union Fincl. Bancshares of SC       8.38     11.37    1.06   10.86    6.81    77.16   5.53    94.37   7.91



                                                Dividends(4)                Financial Characteristics(6)
                                         ----------------------- -----------------------------------------------------
                                                                                            Reported         Core
                                         Amount/         Payout  Total   Equity/  NPAs/ --------------- ---------------
Financial Institution                    Share    Yield Ratio(5) Assets  Assets  Assets   ROA     ROE     ROA     ROE
---------------------                    -------- ----- -------- ------  ------- ------ ------- ------- ------- -------
                                          ($)      (%)     (%)   ($Mil)     (%)   (%)     (%)     (%)     (%)     (%)
SAIF-Insured Thrifts                      0.35    2.83   34.63   1,522    11.89   0.56    0.82    7.50    0.77    7.01
State of SC                               0.50    3.40   44.74     612    15.45   0.39    0.96    8.80    1.00    8.49
Comparable Group Average                  0.46    2.94   35.21     464     9.36   0.52    1.08   11.72    1.06   11.40
  Mid-West Companies                      0.46    2.83   32.26     485     9.21   0.78    1.28   13.66    1.27   13.65
  South-East Companies                    0.45    3.04   38.16     443     9.51   0.37    0.88    9.77    0.86    9.16

Comparable Group
----------------

Mid-West Companies
------------------
FFKY  First Fed. Fin. Corp. of KY         0.72    3.18   44.44     500    10.98     NA    1.32   11.28    1.33   11.42
HOMF  Home Fed Bancorp of Seymour IN      0.55    2.39   31.43     748     9.12   0.73    1.39   14.84    1.15   12.31
NEIB  Northeast Indiana Bncrp of IN       0.40    3.11   27.21     245    10.48   0.55    1.17   10.41    1.17   10.41
PVFC  PVF Capital Corp. of OH             0.32    3.01   17.20     466     8.60   1.07    1.81   21.97    1.84   22.33
WFI   Winton Financial Corp. of OH        0.32    2.48   41.03     466     6.90     NA    0.70    9.80    0.84   11.76

South-East Companies
--------------------
CFCP  Coastal Fin. Corp. of SC            0.27    2.25   26.47     713     5.78   0.21    1.14   19.26    1.02   17.23
COOP  Cooperative Bancshares of NC        0.00    0.00    0.00     389     7.61   0.42    0.66    8.47    0.64    8.20
FSPT  FirstSpartan Fin. Corp. of SC       1.00    5.64   67.57     541    12.42   0.36    0.87    4.95    1.04    5.95
SBAN  SouthBanc Shares Inc. of SC         0.60    2.89   61.86     365    14.56   0.64    0.90    5.17    0.85    4.92
UFBS  Union Fincl. Bancshares of SC       0.37    4.42   34.91     206     7.17   0.21    0.85   11.02    0.73    9.50

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book;
    P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP Financial, LC.
Page 4.4

Discounted Earnings Approach
----------------------------

     The discounted earnings approach derives a per share value from perpetuity. In this approach to valuation, two items of information are required: (1) a reasonable and predictable earnings stream; and (2) an appropriate discount rate. In deriving a predictable and reasonable earnings stream, we have examined the Holding Company's reported earnings for the twelve months ended September 30, 1999. As set forth above, after adjusting First Palmetto's reported earnings to account for the comparatively higher amount of loan sale gains recorded in fiscal 1999, First Palmetto's core earnings were determined to equal $4.551 million or $6.43 per share. We did not apply an earnings growth factor given the historical industry volatility in profitability. We applied a discount rate which represents what we concluded would be a return required by the investment community based on the Peer Group's return, adjusted upwards for the previously referenced risks inherent in the Holding Company's stock. The 9.5 percent discount rate utilized in this analysis was based on two indicators of required return -- (1) the average of the inverse of the Peer Group's P/E ratio based on core earnings, and (2) a risk-free rate of return (5 year U.S. Treasury constant maturity yield), adjusted for perceived risk in holding the Holding Company's stock. Applying this discount rate to the Holding Company's earnings per common share of $6.43 resulted in a value of $67.68 per share ($6.43 divided by 9.5 percent) before marketability adjustments.


Valuation Adjustment for Marketability Discount
-----------------------------------------------

     The key difference between a publicly-traded company and a thinly-traded company is that the price of a thinly-traded company is typically discounted from its publicly-traded counterparts. Accordingly, the limited trading in the stock qualifies the Holding Company as a thinly-traded company, and warrants consideration in the valuation for a discount due to lack of marketability of the stock.


Pro Forma Impact of Reverse Stock Split
---------------------------------------

     The Board of Directors of First Palmetto is proposing to effect a 1-for-125 reverse stock split of the common stock and to issue shares of preferred stock in lieu of a fractional share interests to any First Palmetto stockholder who, following the reverse stock split, would hold less than one share of common stock of record in any discrete account. The pro forma impact of the reverse stock split on the Holding Company's operations was taken into consideration in this valuation. First Palmetto's operations are not expected to be materially impacted by the reverse stock split and, thus, we concluded that for valuation proposes no adjustment in the Holding Company's fair market value was warranted for the proposed reverse stock split.


Conclusion
----------

     The three valuation approaches utilized herein indicated a range of publicly-traded equivalent values of $53.41 to $79.08 per share, before incorporating a valuation adjustment for marketability of the stock. Based on the publicly-traded equivalent values and an adjustment for marketability of the stock, it is our opinion that as of December 17, 1999, the value of the common stock shares of the Holding Company was $75.00 per share.

                                   EXHIBITS

                               LIST OF EXHIBITS



IV-1    Thrift Stock Prices as of December 17, 1999

 V-1    RP Financial Firm Qualifications Statement

                                 Exhibit IV-1
                  Thrift Stock Prices as of December 17, 1999

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                 Exhibit IV-1
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999






                                                  Market Capitalization                      Price Change Data

                                                 -----------------------      -----------------------------------------------
                                                                                52 Week (1)               % Change From
                                                          Shares  Market      ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------

                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

    Market Averages. SAIF-Insured Thrifts(no MHC)
    ---------------------------------------------

     SAIF-Insured Thrifts(258)                     12.81   9,245   141.1        16.95   11.77   12.93   -0.88  -12.86   -13.69

     NYSE Traded Companies(8)                      17.38  81,659 1,641.3        24.18   15.24   17.54   -1.02   -1.14    -3.40

     AMEX Traded Companies(24)                     12.12   3,220    36.9        15.39   11.43   12.22   -0.91  -13.98   -13.46

     NASDAQ Listed OTC Companies(226)              12.70   7,099    94.6        16.83   11.67   12.82   -0.87  -13.20   -14.10

     California Companies(17)                      15.01  31,371   674.1        19.04   12.77   15.07    0.31    1.18     1.26

     Florida Companies(7)                           8.56  23,852   175.5        11.67    7.82    8.68   -0.54   -7.56   -10.42

     Mid-Atlantic Companies(48)                    12.50  12,792   159.8        16.56   11.47   12.61   -1.08  -11.82   -13.51

     Mid-West Companies(118)                       12.52   6,116    90.7        16.80   11.57   12.63   -0.76  -15.99   -16.19

     New England Companies(9)                      14.59   7,280   135.5        19.09   13.73   14.67   -0.81  -12.82   -11.20

     North-West Companies(14)                      13.27   9,805   149.9        17.92   12.77   13.55   -1.76  -15.69   -18.24

     South-East Companies(35)                      13.09   3,296    45.1        16.81   12.05   13.27   -1.65  -11.79   -12.76

     South-West Companies(5)                       16.31   8,651   220.3        21.09   15.19   16.89   -3.37   -0.35    -6.01

     Western Companies (Excl CA)(5)                11.68   2,436    30.0        15.18    9.66   11.06    5.48  -10.44   -10.76

     Thrift Strategy(235)                          12.74   6,508   107.3        16.79   11.74   12.85   -0.89  -13.44   -14.20

     Mortgage Banker Strategy(12)                  13.46  32,715   341.0        18.85   12.55   13.67   -1.38  -14.86   -18.37

     Real Estate Strategy(5)                       12.38   7,578    68.1        15.03   10.62   12.76   -0.81   -2.71     0.69

     Diversified Strategy(5)                       14.85  80,203 1,273.1        21.94   12.75   15.18   -1.82    5.18     4.19

     Retail Banking Strategy(1)                    11.63   1,281    14.9        14.63   10.50   10.50   10.76   -6.06   -12.23

     Companies Issuing Dividends(225)              13.15   8,818   141.0        17.38   12.10   13.26   -0.75  -12.09   -12.78

     Companies Without Dividends(33)               10.22  12,476   142.0        13.70    9.30   10.39   -1.85  -18.73   -20.57

     Equity/Assets less than 6%(26)                12.40  23,907   317.2        18.56   11.40   12.63   -1.38  -20.88   -22.76

     Equity/Assets 6-12%(130)                      13.40   8,420   155.4        17.82   12.33   13.54   -1.03  -13.89   -14.32

     Equity/Assets >12%(102)                       12.15   6,407    75.9        15.40   11.15   12.22   -0.55   -9.41   -10.47

     Converted Last 3 Mths (no MHC)(1)              8.44   1,873    15.8         8.69    7.94    8.50   -0.71    5.50     5.50

     Actively Traded Companies(22)                 17.86  45,265   817.6        24.02   16.65   18.11   -1.45  -12.36   -14.41

     Market Value Below $20 Million(74)            10.04   1,387    12.4        13.50    9.25   10.14   -1.40  -18.86   -18.14

     Holding Company Structure(251)                12.81   9,455   144.5        16.97   11.79   12.94   -0.93  -12.92   -13.70

     Assets Over $1 Billion(57)                    14.85  30,110   490.0        20.45   13.49   15.00   -0.39  -12.54   -15.24

     Assets $500 Million-$1 Billion(36)            13.40   5,955    76.1        18.28   12.33   13.57   -1.20  -11.31   -12.15

     Assets $250-$500 Million(57)                  13.40   3,408    43.2        17.38   12.61   13.56   -1.20  -13.86   -13.24

     Assets less than $250 Million(108)            11.16   1,647    17.5        14.34   10.19   11.23   -0.88  -13.02   -13.54

     Goodwill Companies(107)                       13.34  16,228   233.9        18.20   12.23   13.47   -0.48  -13.65   -15.44

     Non-Goodwill Companies(151)                   12.44   4,508    78.2        16.10   11.46   12.56   -1.15  -12.33   -12.50

     Acquirors of FSLIC Cases(7)                   18.77  62,114 1,426.2        24.75   17.54   18.85    0.09   -8.79   -13.11



                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible

                                                 Trailing  12 Mo.   Book    Book

                                                  12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                       -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
    Market Averages. SAIF-Insured Thrifts(no MHC)
    ---------------------------------------------

     SAIF-Insured Thrifts(258)                     1.01    0.95   13.20   12.68   135.63
     NYSE Traded Companies(8)                      1.63    1.49   13.69   12.13   221.62
     AMEX Traded Companies(24)                     0.75    0.78   14.91   14.61   140.56
     NASDAQ Listed OTC Companies(226)              1.02    0.94   13.01   12.51   131.88
     California Companies(17)                      1.61    1.50   13.91   13.28   221.58
     Florida Companies(7)                          0.47    0.40    8.83    8.35    99.59
     Mid-Atlantic Companies(48)                    0.96    0.95   12.58   12.08   151.09
     Mid-West Companies(118)                       0.96    0.88   13.33   12.85   120.46
     New England Companies(9)                      1.24    1.16   15.18   14.57   184.30
     North-West Companies(14)                      1.17    1.09   13.84   12.44   129.95
     South-East Companies(35)                      0.88    0.86   13.21   13.03   107.10
     South-West Companies(5)                       1.87    1.59   15.43   14.02   272.11
     Western Companies (Excl CA)(5)                0.95    0.86   12.41   12.41   105.50
     Thrift Strategy(235)                          0.99    0.93   13.34   12.92   130.31
     Mortgage Banker Strategy(12)                  1.36    1.17   12.87   10.78   206.45
     Real Estate Strategy(5)                       1.15    1.18    9.64    9.49   140.78
     Diversified Strategy(5)                       1.26    1.03   10.76    8.99   193.04
     Retail Banking Strategy(1)                    0.97    0.36   17.54   16.33   201.77
     Companies Issuing Dividends(225)              1.04    0.97   13.44   12.97   132.04
     Companies Without Dividends(33)               0.84    0.81   11.41   10.48   162.79
     Equity/Assets less than 6%(26)                1.27    1.21   11.32    9.91   243.56
     Equity/Assets 6-12%(130)                      1.18    1.08   13.04   12.37   153.15
     Equity/Assets greater than 12%(102)           0.73    0.71   13.91   13.81    84.37
     Converted Last 3 Mths (no MHC)(1)             0.44    0.45   14.12   14.12   102.14
     Actively Traded Companies(22)                 1.67    1.60   13.81   12.30   193.65
     Market Value Below $20 Million(74)            0.74    0.65   12.47   12.27   109.46
     Holding Company Structure(251)                1.02    0.95   13.18   12.65   133.56
     Assets Over $1 Billion(57)                    1.40    1.29   12.80   11.44   192.68
     Assets $500 Million-$1 Billion(36)            1.12    1.05   12.84   12.30   140.47
     Assets $250-$500 Million(57)                  0.98    0.97   14.03   13.68   139.74
     Assets less than $250 Million(108)            0.78    0.71   13.11   12.97    99.98
     Goodwill Companies(107)                       1.13    1.05   12.97   11.67   161.92
     Non-Goodwill Companies(151)                   0.93    0.88   13.36   13.36   117.79
     Acquirors of FSLIC Cases(7)                   1.75    1.64   15.71   13.72   237.67



     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
     (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1999 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------

     BIF-Insured Thrifts(49)                       14.78  15,645   260.6        18.49   13.59   15.02   -1.34   -7.18    -9.34
     NYSE Traded Companies(4)                      19.40  86,820 1,701.7        28.21   18.42   19.50   -0.57  -24.72   -26.40
     AMEX Traded Companies(4)                      13.66   2,740    41.4        16.72   12.44   13.89   -1.37   -7.41   -11.20
     NASDAQ Listed OTC Companies(41)               14.54  11,384   169.9        17.91   13.33   14.78   -1.40   -5.77    -7.80
     California Companies(1)                       13.13   7,198    94.5        17.50   12.38   13.00    1.00  -15.29   -13.22
     Mid-Atlantic Companies(17)                    16.57  28,123   525.9        21.51   15.32   16.97   -1.97   -6.66    -9.76
     New England Companies(27)                     14.65   9,973   140.0        17.79   13.37   14.83   -1.21   -6.44    -8.51
     North-West Companies(3)                       10.11   7,279    72.2        12.95    9.48   10.17   -0.67  -13.14   -12.05
     South-East Companies(1)                        6.94   3,826    26.6         8.38    6.63    6.91    0.43   -7.47   -11.93
     Thrift Strategy(40)                           14.61  10,179   177.1        17.97   13.31   14.85   -1.30   -5.02    -6.64
     Mortgage Banker Strategy(4)                   20.48  63,965 1,069.4        28.04   19.25   20.73   -1.32  -15.26   -25.81
     Real Estate Strategy(2)                       10.32   7,263    74.7        13.66    9.69   10.41   -1.48  -15.98   -15.22
     Diversified Strategy(3)                       14.21  40,328   605.7        18.54   13.92   14.44   -1.71  -19.84   -22.34
     Companies Issuing Dividends(44)               15.15  16,049   272.5        19.03   13.89   15.43   -1.66   -7.72   -10.09
     Companies Without Dividends(5)                11.00  11,505   138.8        12.92   10.47   10.75    1.97   -1.62    -1.64
     Equity/Assets less than 6%(4)                 12.69   5,057    65.1        16.60   12.60   13.14   -3.18  -19.04   -19.95
     Equity/Assets 6-12%(29)                       16.39  16,298   264.1        20.34   15.02   16.68   -1.40   -6.69    -9.90
     Equity/Assets greater than 12%(16)            12.56  17,337   306.6        15.79   11.38   12.65   -0.74   -4.88    -5.54
     Converted Last 3 Mths (no MHC)(2)             11.07  18,734   224.4        11.85   10.38   10.50    4.83   10.65    10.65
     Actively Traded Companies(13)                 16.59  22,179   343.2        21.59   15.54   16.76   -1.42  -16.11   -18.37
     Market Value Below $20 Million(4)             14.89   1,161    16.1        18.10   14.16   16.13   -7.05   -7.42    -6.64
     Holding Company Structure(41)                 14.49  12,325   190.8        17.85   13.22   14.64   -0.90   -6.21    -8.48
     Assets Over $1 Billion(18)                    17.27  36,310   641.9        22.40   16.32   17.47   -0.69  -10.84   -13.33
     Assets $500 Million-$1 Billion(11)            13.83   6,603    78.1        17.55   12.93   13.86   -0.47   -9.28   -10.47
     Assets $250-$500 Million(13)                  14.12   3,185    39.2        16.50   12.05   14.49   -2.25    0.81    -2.89
     Assets less than $250 Million(7)              11.24   2,037    21.1        13.77   10.60   11.65   -2.85   -9.55    -9.53
     Goodwill Companies(26)                        16.18  24,273   421.4        20.85   15.19   16.42   -1.32  -11.30   -14.64
     Non-Goodwill Companies(22)                    13.35   5,566    79.3        16.18   11.94   13.65   -1.92   -4.32    -5.29


                                                          Current Per Share Financials
                                                      ----------------------------------------
                                                                               Tangible

                                                      Trailing  12 Mo.   Book    Book

                                                       12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                            -------- ------- ------- ------- -------
                                                          ($)     ($)     ($)     ($)     ($)
     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------

     BIF-Insured Thrifts(49)                            1.28    1.16   12.64   11.98   132.44
     NYSE Traded Companies(4)                           1.72    1.02   15.79   11.76   151.15
     AMEX Traded Companies(4)                           1.27    1.17   11.39   11.15   133.02
     NASDAQ Listed OTC Companies(41)                    1.24    1.18   12.52   12.08   130.90
     California Companies(1)                            2.21    2.20   16.49   16.46   148.68
     Mid-Atlantic Companies(17)                         1.13    1.04   13.82   12.46   132.59
     New England Companies(27)                          1.46    1.28   12.10   11.73   140.38
     North-West Companies(3)                            0.56    0.78   11.80   11.77    88.78
     South-East Companies(1)                            0.15    0.13    7.06    7.06    46.37
     Thrift Strategy(40)                                1.22    1.08   12.88   12.27   128.65
     Mortgage Banker Strategy(4)                        1.67    1.63   14.16   13.17   177.87
     Real Estate Strategy(2)                            1.47    1.46   10.63   10.61   101.21
     Diversified Strategy(3)                            1.44    1.51    9.50    8.13   154.52
     Companies Issuing Dividends(44)                    1.30    1.18   12.33   11.61   135.03
     Companies Without Dividends(5)                     1.03    1.03   15.78   15.77   105.91
     Equity/Assets less than 6%(4)                      1.72    1.30    8.91    8.52   198.77
     Equity/Assets 6-12%(29)                            1.53    1.42   12.46   11.74   149.64
     Equity/Assets greater than 12%(16)                 0.73    0.68   13.94   13.32    84.94
     Converted Last 3 Mths (no MHC)(2)                  0.13    0.55   16.90   16.90    67.44
     Actively Traded Companies(13)                      1.79    1.50   13.91   13.08   169.94
     Market Value Below $20 Million(4)                  1.44    1.17   14.42   14.05   172.02
     Holding Company Structure(41)                      1.21    1.14   12.71   12.28   126.90
     Assets Over $1 Billion(18)                         1.57    1.41   13.02   11.60   149.45
     Assets $500 Million-$1 Billion(11)                 1.08    0.99   12.90   12.60   125.36
     Assets $250-$500 Million(13)                       1.29    1.27   12.15   11.86   134.24
     Assets less than $250 Million(7)                   0.85    0.63   12.10   12.08    96.46
     Goodwill Companies(26)                             1.54    1.35   13.41   12.12   164.44
     Non-Goodwill Companies(22)                         1.01    0.98   11.54   11.54   100.59


     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
     (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1999 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(25)                       9.38  10,242    37.5        12.63    8.45    9.37    0.48  -15.14   -15.22
     BIF-Insured Thrifts(6)                        11.45  39,715   258.9        14.83   10.89   11.53   -1.40   -6.09    -4.21
     AMEX Traded Companies(1)                       4.75   2,384     5.1         5.25    3.94    4.56    4.17   -5.00    -5.00
     NASDAQ Listed OTC Companies(30)                9.95  16,398    82.9        13.32    9.09    9.96   -0.02  -13.67   -13.36
     Florida Companies(2)                          11.75   6,124    35.8        16.41   11.19   11.97   -1.33  -23.48   -23.13
     Mid-Atlantic Companies(22)                     8.62  13,312    58.7        11.54    7.67    8.63    0.11  -11.80   -11.83
     Mid-West Companies(4)                         11.78  23,815   108.1        14.69   11.02   11.74    0.90  -14.93   -13.72
     New England Companies(2)                      15.26  44,792   335.9        22.54   15.01   15.18    0.16  -18.61   -19.71
     South-East Companies(1)                       12.38   4,370    25.4        14.25   11.50   12.38    0.00  -11.57    -4.77
     Thrift Strategy(30)                            9.42  14,443    65.0        12.43    8.54    9.43    0.08  -13.05   -12.68
     Diversified Strategy(1)                       20.63  61,051   541.8        31.94   20.38   20.38    1.23  -23.59   -25.33
     Companies Issuing Dividends(26)               10.31  18,390    93.8        13.84    9.41   10.32    0.11  -14.55   -13.98
     Companies Without Dividends(5)                 6.99   3,236    10.6         8.98    6.41    7.00    0.12   -7.33    -8.42
     Equity/Assets less than 6%(1)                 14.50   6,494    47.3        23.31   14.50   15.00   -3.33  -36.96   -36.26
     Equity/Assets 6-12%(14)                        9.78  12,929    62.6        14.65    8.98    9.69    1.35  -19.36   -19.20
     Equity/Assets greater than 12%(16)             9.48  19,177    98.0        11.02    8.52    9.55   -0.75   -6.69    -6.29
     Market Value Below $20 Million(5)              7.13   2,334     7.3        10.48    6.51    7.01    1.82  -14.13   -15.82
     Holding Company Structure(29)                  9.44  14,875    67.0        12.39    8.55    9.47   -0.10  -12.73   -12.29
     Assets Over $1 Billion(7)                     12.07  54,250   286.9        16.67   11.37   12.04    0.85  -14.21   -12.81
     Assets $500 Million-$1 Billion(2)             13.01  18,407    96.2        14.76    9.76   13.11   -0.82   23.83    23.61
     Assets $250-$500 Million(13)                   8.88   4,100    14.9        12.26    8.22    8.88    0.23  -18.22   -19.24
     Assets less than $250 Million(9)               8.58   2,719    10.8        11.01    7.85    8.61   -0.41  -14.05   -12.57
     Goodwill Companies(10)                        11.75  31,116   172.5        15.53   10.64   11.76    0.25   -6.37    -5.00
     Non-Goodwill Companies(21)                     8.84   8,723    36.5        11.88    8.11    8.85    0.05  -16.73   -16.94
     MHC Institutions(31)                           9.78  15,946    80.4        13.06    8.92    9.79    0.12  -13.39   -13.09
     MHC Converted Last 3 Months(1)                 6.31   3,452    10.7         6.94    6.00    6.63   -4.83   -9.86    -9.86



                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)

     Market Averages. MHC Institutions
     ---------------------------------

     SAIF-Insured Thrifts(25)                          0.49    0.50    9.43    9.27    83.97
     BIF-Insured Thrifts(6)                            0.79    0.71   10.43    9.80    80.28
     AMEX Traded Companies(1)                          0.30    0.31    6.68    6.68    28.09
     NASDAQ Listed OTC Companies(30)                   0.56    0.54    9.72    9.46    85.09
     Florida Companies(2)                              0.73    0.67   11.55   11.34   173.76
     Mid-Atlantic Companies(22)                        0.48    0.48    9.16    8.92    75.61
     Mid-West Companies(4)                             0.57    0.61   10.59   10.59    79.74
     New England Companies(2)                          1.15    0.96   11.17   10.11    98.36
     South-East Companies(1)                           0.49    0.44    9.09    9.09    54.34
     Thrift Strategy(30)                               0.52    0.51    9.52    9.33    80.53
     Diversified Strategy(1)                           1.56    1.28   12.66   10.53   164.89
     Companies Issuing Dividends(26)                   0.59    0.56    9.66    9.36    87.12
     Companies Without Dividends(5)                    0.36    0.42    9.44    9.44    63.15
     Equity/Assets greater than 6%(1)                  0.86    0.78   12.51   12.08   267.00
     Equity/Assets 6-12%(14)                           0.56    0.52    8.89    8.48    95.41
     Equity/Assets >12%(16)                            0.53    0.53   10.09    9.98    61.14
     Market Value Below $20 Million(5)                 0.44    0.42    9.35    9.35    77.00
     Holding Company Structure(29)                     0.51    0.51    9.51    9.31    80.28
     Assets Over $1 Billion(7)                         0.77    0.76    9.82    9.13   112.77
     Assets $500 Million-$1 Billion(2)                 0.58    0.55   10.25   10.11    64.64
     Assets $250-$500 Million(13)                      0.47    0.48    9.52    9.40    82.13
     Assets less than $250 Million(9)                  0.49    0.44    9.48    9.35    66.06
     Goodwill Companies(10)                            0.70    0.66    9.84    9.06   107.68
     Non-Goodwill Companies(21)                        0.48    0.48    9.52    9.52    71.62
     MHC Institutions(31)                              0.55    0.54    9.62    9.37    83.26
     MHC Converted Last 3 Months(1)                    0.52    0.45   11.08   11.08    67.79


     (1) Average of high/low or bid/ask price per share.
     (2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
     (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
     (4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
     (5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
     (6) Annualized, based on last regular quarterly cash dividend announcement.
     (7) Indicated dividend as a percent of trailing twelve month earnings.
     (8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
     (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

      * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

     Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

     Copyright (c) 1999 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)


     NYSE Traded Companies
     ---------------------
     CF    Charter One Financial of OH             18.69 172,278 3,219.9        30.36   18.50   19.50   -4.15  -26.13   -29.28
     CFB   Commercial Federal Corp. of NE          16.88  59,163   998.7        25.00   16.25   16.63    1.50  -26.00   -27.21
     DME   Dime Bancorp, Inc. of NY*               15.50 110,755 1,716.7        27.06   15.38   15.63   -0.83  -37.53   -40.95
     DSL   Downey Financial Corp. of CA            19.81  28,148   557.6        25.75   18.13   20.19   -1.88  -12.46   -22.13
     FED   FirstFed Fin. Corp. of CA               13.38  18,409   246.3        20.00   13.13   13.69   -2.26  -21.29   -25.17
     GSB   Golden State Bancorp of CA              16.69 126,655 2,113.9        25.88   15.56   17.50   -4.63    4.71     0.36
     GDW   Golden West Fin. Corp. of CA            32.31 161,972 5,233.3        38.02   28.25   31.94    1.16   10.92     5.73
     GPT   GreenPoint Fin. Corp. of NY*            24.13 109,469 2,641.5        36.69   23.63   24.25   -0.49  -27.71   -31.31
     JSB   JSB Financial, Inc. of NY(8)*           51.25   9,290   476.1        62.81   47.63   52.63   -2.62    0.23    -5.76
     OCN   Ocwen Financial Corp. of FL              5.81  60,116   349.3        12.31    5.69    5.88   -1.19  -38.84   -52.80
     SIB   Staten Island Bancorp of NY*            18.56  40,235   746.8        20.88   16.25   18.63   -0.38   -8.93    -6.92
     WES   Westcorp Inc. of Orange CA              15.50  26,529   411.2        16.13    6.44   15.00    3.33  100.00   123.34


     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA          20.38   1,500    30.6        20.88   17.38   20.50   -0.59   14.82    16.46
     ANE   Alliance Bncp of New Eng of CT*          8.88   2,300    20.4        12.38    8.75    9.06   -1.99  -20.22   -24.43
     BKC   American Bank of Waterbury CT*          22.25   4,714   104.9        25.13   19.50   22.50   -1.11    7.23    -2.20
     BYS   Bay State Bancorp of MA                 19.00   2,288    43.5        26.00   19.00   19.00    0.00  -24.00   -20.44
     BFD   BostonFed Bancorp of MA                 14.44   5,021    72.5        18.88   14.00   14.06    2.70  -15.06   -18.09
     CNY   Carver Bancorp, Inc. of NY               9.13   2,314    21.1        11.13    6.50    9.44   -3.28   13.28     4.34
     CBK   Citizens First Fin.Corp. of IL          12.00   2,038    24.5        15.63   11.63   12.31   -2.52  -22.58   -13.54
     EFC   EFC Bancorp, Inc of IL                  10.38   5,407    56.1        12.50    9.38   10.38    0.00  -15.27    -4.60
     EBI   Equality Bancorp, Inc. of MO             6.88   2,452    16.9        10.63    6.88    6.88    0.00  -30.36   -27.58
     ESX   Essex Bancorp of Norfolk VA(8)           1.25   1,061     1.3         3.69    1.25    1.38   -9.42  -28.57   -13.19
     FCB   Falmouth Bancorp, Inc. of MA*           15.50   1,176    18.2        17.88   13.63   16.13   -3.91   -3.13     3.33
     FAB   FirstFed America Bancorp of MA          12.25   7,077    86.7        14.88   12.00   12.25    0.00   -2.00   -10.52
     GAF   GA Financial Corp. of PA                12.88   6,174    79.5        16.13   12.50   13.00   -0.92  -12.32   -16.90
     GOV   Gouverneur Bcp MHC of NY (45.0           4.75   2,384     5.1         5.25    3.94    4.56    4.17   -5.00    -5.00
     HBS   Haywood Bancshares, Inc. of NC(8)       20.13   1,250    25.2        21.38   13.38   20.25   -0.59   26.76    26.76
     KNK   Kankakee Bancorp, Inc. of IL            21.88   1,251    27.4        28.75   21.75   22.00   -0.55  -15.46   -15.03
     KYF   Kentucky First Bancorp of KY            10.25   1,148    11.8        13.00   10.00   10.38   -1.25  -21.15   -20.42
     NBN   Northeast Bancorp of ME*                 8.00   2,770    22.2        11.50    7.88    7.88    1.52  -13.51   -21.49
     NEP   Northeast PA Fin. Corp of PA             9.38   5,801    54.4        12.94    9.38    9.88   -5.06  -22.22   -19.35
     PDB   Piedmont Bancorp, Inc. of NC             7.88   2,503    19.7         9.25    7.25    7.94   -0.76  -15.99   -12.44
     SPN   Security of PA Financial of PA           9.38   1,587    14.9        10.88    9.13    9.50   -1.26   -6.20    -8.49
     SZB   SouthFirst Bancshares of AL             10.38     905     9.4        16.50   10.38   10.38    0.00  -35.65   -37.09
     SRN   Southern Banc Company of AL              9.38   1,055     9.9        12.63    8.00    9.38    0.00  -27.85   -22.22
     TSH   Teche Holding Company of LA             13.38   2,737    36.6        17.13   13.25   13.63   -1.83  -11.16   -13.00
     FTF   Texarkana Fst. Fin. Corp of AR          19.25   1,539    29.6        24.50   19.06   19.25    0.00  -18.95   -16.77
     THR   Three Rivers Fin. Corp. of MI(8)        15.63     703    11.0        15.63   10.75   15.63    0.00   16.29    15.78
     WSB   Washington SB, FSB of MD                 3.38   4,424    15.0         4.75    3.31    3.38    0.00  -20.47   -24.89
     WFI   Winton Financial Corp. of OH            12.88   4,404    56.7        15.38   10.50   13.38   -3.74   -1.90     1.02
     WRO   Woronoco Bancorp, Inc of MA              9.69   5,999    58.1        10.88    8.69    9.69    0.00   -3.10    -3.10


     NASDAQ Listed OTC Companies
     ---------------------------
     AMFC  AMB Financial Corp. of IN               13.25     726     9.6        15.00   11.00   13.88   -4.54   15.22     9.23
     ASBP  ASB Financial Corp. of OH                9.25   1,610    14.9        12.88    9.00   10.25   -9.76  -23.74   -22.53
     ABBK  Abington Bancorp of MA*                 11.63   3,275    38.1        15.13   11.63   11.63    0.00  -13.85   -16.21
     AABC  Access Anytime Bancorp of NM             7.88   1,240     9.8        10.00    6.38    8.50   -7.29   23.51     8.69
     AFBC  Advance Fin. Bancorp of WV              12.38     962    11.9        13.50   10.44   12.75   -2.90   -2.90    -1.98
     ALBC  Albion Banc Corp. of Albion NY(8)       15.25     753    11.5        15.25    8.50   15.25    0.00   45.24    67.03



                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)
     NYSE Traded Companies
     ---------------------
     CF    Charter One Financial of OH                 1.49    1.79   11.39   10.52   148.02
     CFB   Commercial Federal Corp. of NE              1.72    1.85   16.43   12.20   221.48
     DME   Dime Bancorp, Inc. of NY*                   2.16    1.19   13.31   10.39   204.06
     DSL   Downey Financial Corp. of CA                2.01    1.71   18.33   18.18   302.00
     FED   FirstFed Fin. Corp. of CA                   1.92    1.90   12.41   12.36   204.36
     GSB   Golden State Bancorp of CA                  1.43    1.76   11.48    4.58   440.61
     GDW   Golden West Fin. Corp. of CA                2.92    2.76   19.27   19.27   246.74
     GPT   GreenPoint Fin. Corp. of NY*                1.73    0.84   19.04   10.26   141.46
     JSB   JSB Financial, Inc. of NY(8)*               3.42    3.42   40.28   40.28   171.77
     OCN   Ocwen Financial Corp. of FL                 0.13   -0.31    7.28    7.00    46.60
     SIB   Staten Island Bancorp of NY*                1.27    1.03   15.02   14.62   107.94
     WES   Westcorp Inc. of Orange CA                  1.43    0.42   12.93   12.90   163.15


     AMEX Traded Companies
     ---------------------
     ANA   Acadiana Bancshares, Inc of LA              1.49    1.46   18.31   18.31   198.87
     ANE   Alliance Bncp of New Eng of CT*             1.24    1.16    6.68    6.60   134.99
     BKC   American Bank of Waterbury CT*              2.08    1.93   12.67   12.32   157.20
     BYS   Bay State Bancorp of MA                     1.04    1.03   25.30   25.30   190.59
     BFD   BostonFed Bancorp of MA                     1.65    1.36   16.72   16.20   243.85
     CNY   Carver Bancorp, Inc. of NY                 -1.51    0.21   14.14   13.74   178.58
     CBK   Citizens First Fin.Corp. of IL              0.76    0.58   16.80   16.80   148.80
     EFC   EFC Bancorp, Inc of IL                      0.73    0.73   12.73   12.73    88.34
     EBI   Equality Bancorp, Inc. of MO                0.45   -0.15    9.81    9.81   130.06
     ESX   Essex Bancorp of Norfolk VA(8)              1.31    1.31    1.48    1.43   244.61
     FCB   Falmouth Bancorp, Inc. of MA*               0.82    0.63   16.37   16.37   100.88
     FAB   FirstFed America Bancorp of MA              1.11    1.09   14.76   14.76   205.64
     GAF   GA Financial Corp. of PA                    1.23    1.25   14.01   13.88   143.38
     GOV   Gouverneur Bcp MHC of NY (45.0              0.30    0.31    6.68    6.68    28.09
     HBS   Haywood Bancshares, Inc. of NC(8)           1.18    1.10   17.48   16.97   118.52
     KNK   Kankakee Bancorp, Inc. of IL                1.29    1.29   29.16   24.93   321.16
     KYF   Kentucky First Bancorp of KY                0.76    0.76   11.84   11.84    66.75
     NBN   Northeast Bancorp of ME*                    0.93    0.95    9.83    9.32   139.01
     NEP   Northeast PA Fin. Corp of PA                0.78    0.74   13.11   13.11   101.57
     PDB   Piedmont Bancorp, Inc. of NC                0.42    0.46    7.71    7.71    56.00
     SPN   Security of PA Financial of PA             -0.03   -0.07   14.17   14.17    81.70
     SZB   SouthFirst Bancshares of AL                 0.53    0.14   16.64   15.98   167.18
     SRN   Southern Banc Company of AL                 0.57    0.57   15.69   15.60    97.41
     TSH   Teche Holding Company of LA                 1.29    1.28   18.11   18.11   155.77
     FTF   Texarkana Fst. Fin. Corp of AR              2.18    2.16   17.14   17.14   130.70
     THR   Three Rivers Fin. Corp. of MI(8)            0.86    0.72   15.50   15.46   141.53
     WSB   Washington SB, FSB of MD                    0.23    0.19    5.27    5.27    57.24
     WFI   Winton Financial Corp. of OH                0.65    0.78    7.30    7.22   105.87
     WRO   Woronoco Bancorp, Inc of MA                 0.08    0.56   14.29   14.29    82.22


     NASDAQ Listed OTC Companies
     ---------------------------
     AMFC  AMB Financial Corp. of IN                   0.89    1.04   16.02   16.02   168.63
     ASBP  ASB Financial Corp. of OH                   0.69    0.66    7.91    7.91    76.26
     ABBK  Abington Bancorp of MA*                     1.28    0.89    9.09    8.09   200.42
     AABC  Access Anytime Bancorp of NM                1.30    0.31    8.91    8.91   102.99
     AFBC  Advance Fin. Bancorp of WV                  0.89    0.84   15.54   15.54   143.00
     ALBC  Albion Banc Corp. of Albion NY(8)           0.32    0.41    8.66    8.66   104.41


     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ABCL  Alliance Bancorp, Inc. of IL            17.75  10,539   187.1        25.38   17.75   18.69   -5.03   -7.79    -9.25
     ALLB  Alliance Bank MHC of PA (18.7)           9.00   3,274     5.5        13.00    8.00    9.00    0.00  -26.53   -23.40
     AHCI  Ambanc Holding Co., Inc. of NY*         15.50   4,965    77.0        18.50   14.13   14.50    6.90   -0.83   -12.68
     ASBI  Ameriana Bancorp of IN                  15.38   3,346    51.5        18.44   15.38   15.81   -2.72  -16.59   -13.35
     AMFH  American Fin. Holdings of CT*           12.75  28,871   368.1        12.75   11.38   11.56   10.29   27.50    27.50
     ABCW  Anchor Bancorp Wisconsin of WI          15.00  25,315   379.7        24.13   15.00   15.94   -5.90  -30.23   -37.50
     ANDB  Andover Bancorp, Inc. of MA*            28.44   6,532   185.8        35.00   26.25   28.63   -0.66   -8.26   -17.87
     ASFC  Astoria Financial Corp. of NY           30.06  54,340 1,633.5        51.06   28.94   29.94    0.40  -33.48   -34.30
     BCSB  BCSB Bankcorp MHC of MD (38.6)           6.88   6,117    16.3         9.56    6.88    7.00   -1.71  -20.28   -21.37
     BKCT  Bancorp Connecticut of CT*              15.00   5,216    78.2        18.00   13.50   15.00    0.00   -4.03     0.00
     BPLS  Bank Plus Corp. of CA                    3.63  19,463    70.7         6.38    2.69    3.19   13.79  -16.36   -17.12
     BNKU  Bank United Corp. of TX                 28.88  32,449   937.1        43.56   28.88   30.13   -4.15  -29.99   -26.42
     BWFC  Bank West Fin. Corp. of MI               8.00   2,521    20.2        10.75    7.88    8.00    0.00  -13.51   -15.79
     BANC  BankAtlantic Bancorp of FL               4.94  41,760   206.3         9.38    4.81    4.94    0.00  -35.76   -30.72
     BKUNA BankUnited Fin. Corp. of FL              7.16  18,325   131.2        11.00    6.13    7.13    0.42    2.29   -10.50
     BFSB  Bedford Bancshares, Inc. of VA          11.00   2,173    23.9        14.50   10.88   11.50   -4.35   -2.22    -4.35
     BFFC  Big Foot Fin. Corp. of IL               12.38   2,226    27.6        15.31   11.50   11.50    7.65  -13.12   -13.12
     BRBI  Blue River Bancshares of IN              4.50   1,498     6.7         9.13    4.25    4.50    0.00  -37.93   -42.89
     BYFC  Broadway Fin. Corp. of CA                4.94     932     4.6         8.19    4.88    4.94    0.00  -38.25   -28.82
     BRKL  Brookline Bncp MHC of MA(46.0)*          9.88  28,533   130.0        13.13    9.63    9.97   -0.90  -13.64   -14.09
     CBES  CBES Bancorp, Inc. of MO                15.38     921    14.2        16.75   13.00   15.38    0.00   -3.87     1.25
     CITZ  CFS Bancorp, Inc. of IN                  9.13  19,600   178.9        11.38    8.94    8.94    2.13   -5.78    -9.24
     CKFB  CKF Bancorp of Danville KY              12.00     798     9.6        18.88   12.00   13.00   -7.69  -27.84   -29.95
     CNSB  CNS Bancorp, Inc. of MO(8)              16.00   1,418    22.7        16.50   10.38   15.63    2.37   16.36    42.98
     CNYF  CNY Financial Corp of NY*               15.38   4,875    75.0        16.00    9.69   15.31    0.46   60.88    55.67
     CAFI  Camco Fin. Corp. of OH                   9.94   5,720    56.9        14.88    9.94   10.25   -3.02  -28.95   -30.44
     CMRN  Cameron Fin. Corp. of MO                12.53   2,082    26.1        16.00   11.88   12.38    1.21  -19.16   -20.29
     CFFN  Capitol Fincl MHC of KS (43.0)          10.00  88,689   393.2        10.52    8.88   10.00    0.00    0.00     0.00
     CFNC  Carolina Fincorp of NC(8)               10.13   1,872    19.0        13.19    6.88   10.00    1.30   24.60    26.63
     CASB  Cascade Financial Corp. of WA           11.13   5,470    60.9        14.50    9.60   12.00   -7.25    7.02     7.02
     CATB  Catskill Fin. Corp. of NY*              14.56   3,908    56.9        16.75   13.25   14.88   -2.15    6.82     4.00
     CAVB  Cavalry Bancorp of TN                   22.75   7,105   161.6        24.75   18.50   22.50    1.11    7.67     7.06
     CNIT  Cenit Bancorp of Norfolk VA             17.69   4,814    85.2        23.13   16.50   17.63    0.34   -5.95   -17.26
     CEBK  Central Bancorp of MA*                  20.75   1,915    39.7        23.00   16.25   20.75    0.00   22.06     9.21
     CENB  Century Bancorp, Inc. of NC             12.75   1,113    14.2        14.00   12.75   12.75    0.00   -5.56    -5.56
     CVAL  Chester Valley Bancorp of PA            14.75   3,898    57.5        18.57   14.50   15.00   -1.67  -18.51   -17.96
     CLAS  Classic Bancshares, Inc. of KY          11.25   1,233    13.9        15.50   11.25   11.25    0.00  -23.10   -23.73
     CBSA  Coastal Bancorp of Houston TX           17.50   6,296   110.2        20.13   14.38   18.50   -5.41   22.29     0.00
     CFCP  Coastal Fin. Corp. of SC                12.00   6,751    81.0        19.29   11.00   12.94   -7.26  -37.40   -37.40
     COHB  Cohoes Bancorp of NY*                   10.00   9,024    90.2        13.06    9.50   10.31   -3.01    0.00     0.00
     CFKY  Columbia Financial of KY                13.00   2,651    34.5        15.50   10.25   13.00    0.00    6.12     5.01
     CMSB  Commonwealth Bancorp Inc of PA          16.44  11,946   196.4        19.38   13.69   16.25    1.17    8.66     5.66
     CFFC  Community Fin. Corp. of VA              10.75   2,572    27.6        11.88    9.00   11.75   -8.51   -4.44    -9.51
     CIBI  Community Inv. Bancorp of OH             7.50   1,219     9.1        13.50    7.50    7.50    0.00  -42.31   -38.78
     CMSV  Community Svgs Bcshrs of FL             12.50  10,229   127.9        13.25   10.69   12.75   -1.96   17.59    16.28
     COOP  Cooperative Bancshares of NC            10.69   2,761    29.5        14.00    9.50   10.69    0.00  -22.25   -10.02
     CRZY  Crazy Woman Creek Bncorp of WY          10.00     864     8.6        13.88   10.00   10.25   -2.44  -17.08   -16.67
     CRSB  Crusader Holding Corp of PA              8.38   3,911    32.8        11.43    8.38    8.75   -4.23  -18.16   -16.20
     DCBI  Delphos Citizens Bancorp of OH          17.00   1,638    27.8        18.50   14.25   17.00    0.00   -5.56     0.00
     DCOM  Dime Community Bancorp of NY*           17.91  12,726   227.9        24.50   17.69   17.88    0.17  -13.18   -13.18
     ESBF  ESB Financial Corp of PA                11.50   5,130    59.0        17.00   11.06   11.06    3.98  -30.30   -28.97
     EBSI  Eagle Bancshares of Tucker GA           14.50   5,560    80.6        22.25   14.00   14.00    3.57  -22.17   -21.11
     ESBK  Elmira Svgs Bank (The) of NY*           22.50     762    17.1        25.75   21.43   24.75   -9.09    0.54    -2.60
     EFBC  Empire Federal Bancorp of MT            11.50   2,001    23.0        14.88   10.75   11.50    0.00  -14.05   -22.72
     EQSB  Equitable FSB of Wheaton MD             16.81   1,232    20.7        21.13   16.00   16.81    0.00  -11.53   -19.49



                                                          Current Per Share Financials
                                                      ----------------------------------------
                                                                               Tangible

                                                      Trailing  12 Mo.   Book    Book

                                                       12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                            -------- ------- ------- ------- -------
                                                          ($)     ($)     ($)     ($)     ($)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ABCL  Alliance Bancorp, Inc. of IL                 1.75    1.66   15.66   15.54   186.54
     ALLB  Alliance Bank MHC of PA (18.7)               0.66    0.66    8.58    8.58    90.73
     AHCI  Ambanc Holding Co., Inc. of NY*              0.68    0.68   15.52   14.01   146.05
     ASBI  Ameriana Bancorp of IN                       1.10    0.95   13.09   12.52   137.45
     AMFH  American Fin. Holdings of CT*                0.82    0.82   17.99   17.99    65.40
     ABCW  Anchor Bancorp Wisconsin of WI               0.73    0.83    8.96    8.96   111.43
     ANDB  Andover Bancorp, Inc. of MA*                 2.76    2.78   19.67   19.67   225.52
     ASFC  Astoria Financial Corp. of NY                2.11    2.12   24.08   19.87   420.75
     BCSB  BCSB Bankcorp MHC of MD (38.6)               0.23    0.23    7.39    7.39    48.77
     BKCT  Bancorp Connecticut of CT*                   1.36    1.23    8.48    8.48   107.85
     BPLS  Bank Plus Corp. of CA                       -0.77   -0.90    5.52    4.86   152.00
     BNKU  Bank United Corp. of TX                      3.30    2.97   23.22   20.64   500.62
     BWFC  Bank West Fin. Corp. of MI                   0.15    0.33    8.66    8.66    86.81
     BANC  BankAtlantic Bancorp of FL                   0.40    0.50    5.67    4.36    95.08
     BKUNA BankUnited Fin. Corp. of FL                 -0.24   -0.19    9.88    8.16   222.56
     BFSB  Bedford Bancshares, Inc. of VA               1.01    1.01    9.69    9.69    76.27
     BFFC  Big Foot Fin. Corp. of IL                    0.34    0.34   15.30   15.30    93.93
     BRBI  Blue River Bancshares of IN                 -0.07   -0.15   10.52    8.56   106.77
     BYFC  Broadway Fin. Corp. of CA                    0.46    1.24   14.23   14.23   179.45
     BRKL  Brookline Bncp MHC of MA(46.0)*              0.73    0.64    9.68    9.68    31.84
     CBES  CBES Bancorp, Inc. of MO                     1.17    0.33   18.59   18.59   171.67
     CITZ  CFS Bancorp, Inc. of IN                      0.71    0.69   10.89   10.89    79.31
     CKFB  CKF Bancorp of Danville KY                   0.90    0.90   16.32   16.32    88.12
     CNSB  CNS Bancorp, Inc. of MO(8)                   0.49    0.41   15.23   15.23    65.51
     CNYF  CNY Financial Corp of NY*                    0.50    0.50   15.45   15.45    60.78
     CAFI  Camco Fin. Corp. of OH                       1.06    0.76   10.86   10.29   136.09
     CMRN  Cameron Fin. Corp. of MO                     0.97    0.95   19.37   19.37   117.75
     CFFN  Capitol Fincl MHC of KS (43.0)               0.44    0.74   11.80   11.80    73.73
     CFNC  Carolina Fincorp of NC(8)                    0.49    0.42    8.53    8.53    64.10
     CASB  Cascade Financial Corp. of WA                0.77    0.69    6.44    6.44   110.01
     CATB  Catskill Fin. Corp. of NY*                   1.08    1.09   15.15   15.15    86.69
     CAVB  Cavalry Bancorp of TN                        0.68    0.47   12.68   12.68    55.01
     CNIT  Cenit Bancorp of Norfolk VA                  1.25    1.13   10.63    9.92   135.60
     CEBK  Central Bancorp of MA*                       1.54    1.28   19.94   18.40   194.24
     CENB  Century Bancorp, Inc. of NC                  0.86    0.86   15.74   15.74    86.01
     CVAL  Chester Valley Bancorp of PA                 1.13    1.09    8.54    8.54   121.41
     CLAS  Classic Bancshares, Inc. of KY               0.80    0.81   15.64   10.92   138.84
     CBSA  Coastal Bancorp of Houston TX                1.89    1.89   16.89   12.38   471.19
     CFCP  Coastal Fin. Corp. of SC                     1.14    1.02    6.11    6.11   105.62
     COHB  Cohoes Bancorp of NY*                        0.34    0.34   14.36   14.36    75.04
     CFKY  Columbia Financial of KY                     0.37    0.37   11.38   11.38    42.83
     CMSB  Commonwealth Bancorp Inc of PA               1.32    0.75   12.58    9.72   162.62
     CFFC  Community Fin. Corp. of VA                   0.72    0.20   10.26   10.23    89.55
     CIBI  Community Inv. Bancorp of OH                 0.77    0.77    8.80    8.80    97.40
     CMSV  Community Svgs Bcshrs of FL                  0.59    0.59   12.42   12.42    84.82
     COOP  Cooperative Bancshares of NC                 0.93    0.90   10.73   10.73   141.07
     CRZY  Crazy Woman Creek Bncorp of WY               0.83    0.83   15.49   15.49    73.62
     CRSB  Crusader Holding Corp of PA                  1.38    1.24    7.19    6.90    83.86
     DCBI  Delphos Citizens Bancorp of OH               1.04    1.04   15.55   15.55    78.28
     DCOM  Dime Community Bancorp of NY*                1.68    1.68   16.86   11.85   183.62
     ESBF  ESB Financial Corp of PA                     1.12    1.06   10.32    9.07   199.48
     EBSI  Eagle Bancshares of Tucker GA                1.70    1.60   13.21   13.21   213.60
     ESBK  Elmira Svgs Bank (The) of NY*                2.10    2.14   20.01   18.67   332.02
     EFBC  Empire Federal Bancorp of MT                 0.65    0.65   16.48   16.48    55.67
     EQSB  Equitable FSB of Wheaton MD                  1.98    1.91   17.79   17.79   356.19


     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     EVRT  Evertrust Fin. Grp, Inc. of WA*          9.38   8,596    80.6        10.94    9.38    9.44   -0.64   -6.20    -6.20
     FFDF  FFD Financial Corp. of OH               10.63   1,424    15.1        18.00   10.50   10.63    0.00  -26.69   -21.26
     FFLC  FFLC Bancorp of Leesburg FL             14.63   3,576    52.3        19.00   14.50   15.25   -4.07   -9.97    -9.97
     FFWC  FFW Corporation of Wabash IN            13.00   1,417    18.4        16.75   12.25   12.75    1.96  -16.83   -16.13
     FFYF  FFY Financial Corp. of OH               12.25   6,963    85.3        19.00   12.00   12.00    2.08  -27.43   -29.76
     FMCO  FMS Financial Corp. of NJ                9.50   7,203    68.4        11.00    7.63    9.38    1.28    1.28     4.05
     FFHH  FSF Financial Corp. of MN               12.31   2,806    34.5        15.81   11.75   12.25    0.49  -18.26   -17.27
     FDTR  Federal Trust Corp of FL                 2.38   4,948    11.8         3.00    2.25    2.31    3.03   -2.46     3.03
     FBCI  Fidelity Bancorp of Chicago IL          17.88   2,208    39.5        25.06   16.00   17.56    1.82  -25.13   -25.50
     FSBI  Fidelity Bancorp, Inc. of PA            12.75   1,934    24.7        18.25   12.75   12.75    0.00  -30.14   -26.09
     FFFL  Fidelity Bcsh MHC of FL (48.0)          14.50   6,494    47.3        23.31   14.50   15.00   -3.33  -36.96   -36.26
     FFED  Fidelity Fed. Bancorp of IN              1.50   3,148     4.7         4.13    1.50    1.88  -20.21  -60.00   -55.62
     FFOH  Fidelity Financial of OH(8)             16.44   9,142   150.3        20.50   11.31   16.88   -2.61   28.94    26.46
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1           7.50   3,570     8.9        15.75    7.50    7.50    0.00  -39.42   -34.78
     FBEI  First Bancorp of Indiana of IN           9.19   2,272    20.9        10.75    9.06    9.19    0.00   -8.10    -8.10
     FBSI  First Bancshares, Inc. of MO             9.97   2,038    20.3        13.00    9.25    9.25    7.78  -20.24   -21.80
     FBBC  First Bell Bancorp of PA                15.25   5,328    81.3        20.31   14.75   15.44   -1.23   -3.17    -1.61
     FCAP  First Capital, Inc. of IN               11.00   1,293    14.2        12.50    8.75   11.00    0.00   10.00    10.00
     FCME  First Coastal Corp. of ME*               8.75   1,355    11.9        10.50    8.75    9.00   -2.78  -12.50   -14.63
     FCFN  First Community Fin Corp of NC          16.75   1,881    31.5        17.69   16.13   16.88   -0.77   11.67    11.67
     FDEF  First Defiance Fin.Corp. of OH          10.75   6,990    75.1        14.50   10.00   11.25   -4.44  -21.82   -24.56
     FESX  First Essex Bancorp of MA*              14.69   7,592   111.5        18.25   14.00   14.31    2.66  -13.59   -18.39
     FFES  First Fed of E. Hartford CT             26.50   2,782    73.7        32.75   22.13   27.00   -1.85   -0.49    -1.85
     BDJI  First Fed. Bancorp. of MN                6.25   1,431     8.9         9.83    5.38    7.75  -19.35  -35.37   -36.42
     FFBH  First Fed. Bancshares of AR             16.63   4,158    69.1        20.13   15.75   16.63    0.00  -17.75   -10.74
     FTFC  First Fed. Capital Corp. of WI          13.38  18,907   253.0        18.00   11.75   13.94   -4.02   -9.66   -18.32
     FFKY  First Fed. Fin. Corp. of KY             22.63   3,973    89.9        27.88   19.88   22.25    1.71  -15.40   -15.40
     FFBZ  First Federal Bancorp of OH              7.63   3,196    24.4        10.75    5.50    7.13    7.01  -29.87   -27.33
     FFSX  First Federal Bankshares of IA           8.94   4,825    43.1        14.72    8.38    9.00   -0.67  -38.64   -36.01
     FFCH  First Fin. Holdings Inc. of SC          16.00  13,353   213.6        20.88   15.75   15.75    1.59  -15.52   -15.79
     FFHS  First Franklin Corp. of OH              12.97   1,632    21.2        16.88   11.56   13.38   -3.06    6.92   -13.53
     FGHC  First Georgia Hold. Corp of GA           5.00   7,198    36.0         7.63    4.75    5.00    0.00  -11.82   -16.67
     FFSL  First Independence Corp. of KS          10.56   1,062    11.2        11.75    9.25   10.56    0.00   -4.00     4.24
     FISB  First Indiana Corp. of IN               22.50  12,513   281.5        26.13   18.00   23.00   -2.17   10.40    12.50
     FKAN  First Kansas Financial of KS            11.00   1,402    15.4        11.75   10.00   11.00    0.00    5.36     5.97
     FKFS  First Keystone Fin. Corp of PA           8.56   2,252    19.3        14.75    8.50    9.25   -7.46  -41.97   -40.97
     FLKY  First Lancaster Bncshrs of KY           12.63     896    11.3        13.69   10.38   12.00    5.25   -3.81    -7.74
     CASH  First Midwest Fin., Inc. of IA          10.00   2,507    25.1        16.00    9.50    9.50    5.26  -29.23   -33.33
     FMSB  First Mutual SB of Bellevue WA*         11.19   4,681    52.4        13.52   10.06   11.13    0.54   -9.69    -7.14
     FNFI  First Niles Financial of OH             12.88   1,695    21.8        17.38   10.25   12.44    3.54   22.67    13.88
     FNGB  First Northern Cap. Corp of WI           9.97   8,659    86.3        13.25    9.75   10.13   -1.58  -18.61   -14.27
     FPFC  First Place Fin. Corp of OH             11.19  11,241   125.8        12.94    9.63   11.00    1.73   11.90    11.90
     FWWB  First Savings Bancorp of WA             15.06  11,323   170.5        24.00   15.06   16.25   -7.32  -27.87   -37.25
     FSFF  First SecurityFed Fin of IL             10.88   5,529    60.2        13.50   10.75   10.88    0.00  -18.68   -16.31
     FSLA  First Sentinal Bancorp of NJ             8.05  39,777   320.2         9.44    7.06    8.00    0.63    0.63    -0.98
     SOPN  First Svgs Bancorp of NC(8)             19.13   3,468    66.3        22.50   18.13   18.44    3.74  -13.05   -14.02
     FBNW  FirstBank NW Corp of ID                 13.25   1,740    23.1        17.00   12.50   13.25    0.00   -1.85   -10.95
     FFDB  FirstFed Bancorp, Inc. of AL             9.25   2,332    21.6        11.13    7.63    9.25    0.00   -2.63   -16.89
     FSPT  FirstSpartan Fin. Corp. of SC           17.72   3,788    67.1        35.25   17.63   18.00   -1.56  -42.37   -41.19
     FLGS  Flagstar Bancorp, Inc of MI             15.06  13,597   204.8        29.88   13.00   15.81   -4.74  -40.21   -42.37
     FFBK  FloridaFirst MHC of FL (47.0)            9.00   5,753    24.3         9.50    7.88    8.94    0.67  -10.00   -10.00
     FFIC  Flushing Fin. Corp. of NY*              15.81   9,938   157.1        17.56   12.88   15.50    2.00    0.38     0.00
     FTSB  Fort Thomas Fin. Corp. of KY            15.00   1,474    22.1        16.50   10.00   15.00    0.00   11.11     7.14
     FKKY  Frankfort First Bancorp of KY           15.13   1,483    22.4        15.88   14.38   15.13    0.00    0.87     0.00
     GUPB  GFSB Bancorp, Inc of Gallup NM          14.00     981    13.7        15.25   13.00   14.00    0.00   -1.75    -1.75


                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     EVRT  Evertrust Fin. Grp, Inc. of WA*            -0.56    0.28   15.80   15.80    69.49
     FFDF  FFD Financial Corp. of OH                   0.57    0.44   11.17   11.17    80.68
     FFLC  FFLC Bancorp of Leesburg FL                 1.50    1.34   15.34   15.34   153.98
     FFWC  FFW Corporation of Wabash IN                1.53    1.18   13.28   12.34   156.55
     FFYF  FFY Financial Corp. of OH                   1.16    1.11    9.58    9.58    95.17
     FMCO  FMS Financial Corp. of NJ                   0.69    0.67    6.33    6.32   102.81
     FFHH  FSF Financial Corp. of MN                   0.89    0.51   15.08   14.08   149.00
     FDTR  Federal Trust Corp of FL                    0.16    0.12    2.82    2.82    41.87
     FBCI  Fidelity Bancorp of Chicago IL              1.87    1.87   19.03   19.02   271.41
     FSBI  Fidelity Bancorp, Inc. of PA                1.75    1.72   13.47   13.47   249.51
     FFFL  Fidelity Bcsh MHC of FL (48.0)              0.86    0.78   12.51   12.08   267.00
     FFED  Fidelity Fed. Bancorp of IN                 0.12    0.17    2.47    2.47    52.34
     FFOH  Fidelity Financial of OH(8)                 0.43    0.73   10.77   10.06    88.11
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1              0.25    0.19    5.63    5.63    84.24
     FBEI  First Bancorp of Indiana of IN              0.35    0.35   15.80   15.80    54.25
     FBSI  First Bancshares, Inc. of MO                0.93    0.91   11.98   11.55    88.76
     FBBC  First Bell Bancorp of PA                    1.49    1.49   10.72   10.72   151.03
     FCAP  First Capital, Inc. of IN                   0.75    0.79   13.35   13.35   101.75
     FCME  First Coastal Corp. of ME*                  1.65    0.81   12.82   12.82   140.05
     FCFN  First Community Fin Corp of NC              0.09    0.78   25.38   25.38   120.53
     FDEF  First Defiance Fin.Corp. of OH              0.69    0.18   12.92   10.79   133.34
     FESX  First Essex Bancorp of MA*                  1.58    1.48   12.09    9.14   177.30
     FFES  First Fed of E. Hartford CT                 2.16    2.09   24.95   24.95   355.96
     BDJI  First Fed. Bancorp. of MN                   0.54    0.58    9.13    9.13    92.45
     FFBH  First Fed. Bancshares of AR                 1.52    1.48   19.06   19.06   160.87
     FTFC  First Fed. Capital Corp. of WI              1.15    0.91    6.96    6.28   103.16
     FFKY  First Fed. Fin. Corp. of KY                 1.60    1.62   13.80   11.12   125.74
     FFBZ  First Federal Bancorp of OH                 0.47    0.46    5.52    5.52    65.66
     FFSX  First Federal Bankshares of IA              0.98    0.78   14.17    9.87   142.61
     FFCH  First Fin. Holdings Inc. of SC              1.45    1.38    9.43    9.43   155.08
     FFHS  First Franklin Corp. of OH                  0.90    0.80   12.09   12.06   150.37
     FGHC  First Georgia Hold. Corp of GA              0.30    0.23    2.36    2.26    27.79
     FFSL  First Independence Corp. of KS              1.08    1.08   12.34   12.34   130.07
     FISB  First Indiana Corp. of IN                   1.71    1.14   13.82   13.69   150.13
     FKAN  First Kansas Financial of KS                0.56    0.56   13.87   13.73   103.64
     FKFS  First Keystone Fin. Corp of PA              1.26    1.09   10.61   10.61   199.88
     FLKY  First Lancaster Bncshrs of KY               0.33    0.33   14.77   14.77    57.70
     CASH  First Midwest Fin., Inc. of IA              1.05    0.97   15.86   14.22   203.91
     FMSB  First Mutual SB of Bellevue WA*             1.24    1.05    8.18    8.18   117.03
     FNFI  First Niles Financial of OH                 0.77    0.72   17.02   17.02    49.69
     FNGB  First Northern Cap. Corp of WI              0.84    0.81    8.91    8.91    92.88
     FPFC  First Place Fin. Corp of OH                 0.29    0.28   13.52   13.52    70.80
     FWWB  First Savings Bancorp of WA                 1.43    1.28   15.80   12.40   154.91
     FSFF  First SecurityFed Fin of IL                 0.92    0.92   15.09   15.05    66.00
     FSLA  First Sentinal Bancorp of NJ                0.54    0.52    6.59    6.41    47.88
     SOPN  First Svgs Bancorp of NC(8)                 1.51    1.51   18.32   18.32    93.34
     FBNW  FirstBank NW Corp of ID                     1.09    0.78   15.40   15.40   129.09
     FFDB  FirstFed Bancorp, Inc. of AL                0.58    0.58    8.03    7.50    77.75
     FSPT  FirstSpartan Fin. Corp. of SC               1.23    1.48   17.75   17.75   142.86
     FLGS  Flagstar Bancorp, Inc of MI                 3.17    3.17   13.93   13.77   278.43
     FFBK  FloridaFirst MHC of FL (47.0)               0.59    0.55   10.59   10.59    80.51
     FFIC  Flushing Fin. Corp. of NY*                  1.23    1.22   12.11   11.63   121.76
     FTSB  Fort Thomas Fin. Corp. of KY                0.62    0.62    9.10    9.10    68.19
     FKKY  Frankfort First Bancorp of KY               1.10    1.10   14.22   14.22    95.11
     GUPB  GFSB Bancorp, Inc of Gallup NM              1.18    1.14   12.67   12.67   158.90


     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     GSLA  GS Financial Corp. of LA                10.00   2,648    26.5        13.50   10.00   10.38   -3.66  -17.56   -23.08
     GOSB  GSB Financial Corp. of NY*              12.38   2,070    25.6        14.63   11.75   12.25    1.06  -10.81   -11.57
     GBNK  Gaston Fed Bncp MHC of NC(46.3          12.38   4,370    25.4        14.25   11.50   12.38    0.00  -11.57    -4.77
     GCFC  Grand Central Fin Corp of OH            14.50   1,842    26.7        15.63   10.25   15.63   -7.23   45.00    34.88
     GTPS  Great American Bancorp of IL            13.00   1,260    16.4        16.25   12.75   12.75    1.96   -6.34   -10.34
     PEDE  Great Pee Dee Bancorp of SC             12.00   1,973    23.7        13.50   11.38   12.00    0.00  -11.11     0.00
     GAFC  Greater Atlant. Fin Corp of VA           4.63   3,007    13.9         9.88    4.63    5.38  -13.94  ***.**   ***.**
     GCBC  Green Co. Bcrp MHC of NY (44.5           9.13   2,087     8.0        10.50    7.73    9.13    0.00    0.44    -4.40
     GFED  Guaranty Fed Bancshares of MO            9.94   5,464    54.3        12.38    9.94   10.63   -6.49  -15.83   -14.97
     HFFC  HF Financial Corp. of SD                11.63   3,968    46.1        18.38   11.19   11.75   -1.02  -16.93   -36.27
     HMNF  HMN Financial, Inc. of MN               12.50   4,933    61.7        13.50   10.50   12.50    0.00    6.38     6.38
     HALL  Hallmark Capital Corp. of WI             9.38   2,732    25.6        12.31    9.13    9.13    2.74  -23.43   -14.73
     HRBF  Harbor Federal Bancorp of MD            13.13   1,670    21.9        20.50   13.13   13.25   -0.91  -34.35   -34.35
     HARB  Harbor Florida Bancshrs of FL           12.50  28,009   350.1        13.75   10.69   12.50    0.00   14.26    11.71
     HFSA  Hardin Bancorp of Hardin MO             14.63     735    10.8        19.00   13.88   14.50    0.90  -23.00   -23.00
     HARL  Harleysville SB of PA                   12.88   2,257    29.1        20.34   12.38   12.69    1.50  -36.68   -26.94
     HFGI  Harrington Fin. Group of IN              7.13   3,205    22.9         8.88    7.00    7.19   -0.83  -12.30   -10.88
     HARS  Harris Fin. MHC of PA (24.1)             8.00  33,567    64.8        15.00    6.94    7.00   14.29  -41.31   -41.31
     HFFB  Harrodsburg 1st Fin Bcrp of KY          13.13   1,701    22.3        15.06   11.69   11.69   12.32   -9.45    -9.45
     HHFC  Harvest Home Fin. Corp. of OH(8)        18.00     875    15.8        18.00   11.50   16.50    9.09   24.14    22.03
     HAVN  Haven Bancorp of Woodhaven NY           15.19   8,967   136.2        18.81   11.13   14.75    2.98    1.27     1.27
     HTHR  Hawthorne Fin. Corp. of CA              12.50   5,323    66.5        17.00   11.06   12.50    0.00  -18.73   -21.88
     HMLK  Hemlock Fed. Fin. Corp. of IL           13.75   1,697    23.3        14.25   12.63   13.75    0.00    0.00     0.88
     HBSC  Heritage Bancorp, Inc of SC             16.88   4,427    74.7        22.06   15.63   16.63    1.50  -16.64   -19.62
     HFWA  Heritage Financial Corp of WA            8.75  10,821    94.7        10.06    7.38    8.59    1.86  -12.50   -10.26
     HCBC  High Country Bancorp of CO              13.00   1,260    16.4        14.13   10.00   11.50   13.04   -0.99     0.93
     HBNK  Highland Bancorp of CA                  18.00   4,253    76.6        20.50   15.75   18.50   -2.70    7.27    14.29
     HIFS  Hingham Inst. for Sav. of MA*           14.38   1,964    28.2        17.38   14.00   14.88   -3.36  -13.53   -12.85
     HBFW  Home Bancorp of Fort Wayne IN           19.50   2,090    40.8        33.50   19.50   19.88   -1.91  -33.90   -31.58
     HCFC  Home City Fin. Corp. of OH              12.50     859    10.7        17.00   12.00   13.38   -6.58   -7.41    -7.41
     HOMF  Home Fed Bancorp of Seymour IN          23.00   4,871   112.0        29.75   20.69   22.75    1.10    1.10     3.37
     HWEN  Home Financial Bancorp of IN             6.81     880     6.0         8.00    6.13    6.69    1.79   -6.07    -9.20
     HLFC  Home Loan Financial Corp of OH           7.88   1,991    15.7        16.00    7.88    8.00   -1.50  -43.71   -41.63
     HPBC  Home Port Bancorp, Inc. of MA*          26.25   1,842    48.4        27.00   21.25   26.63   -1.43   18.62     7.14
     HSTD  Homestead Bancorp, Inc. of LA            6.25   1,146     7.2         8.88    6.25    7.06  -11.47  -22.46   -23.69
     HFBC  HopFed Bancorp of KY                    16.00   4,098    65.6        23.50   15.56   16.38   -2.32   -7.25    -6.92
     HZFS  Horizon Fin'l. Services of IA            6.88     875     6.0        12.88    6.50    6.75    1.93  -46.58   -44.96
     HRZB  Horizon Financial Corp. of WA*           9.75   8,559    83.5        14.38    9.00    9.94   -1.91  -23.53   -22.80
     HCBK  Hudson Cty Bcp MHC of NJ(47.0)*         13.50 115,638   733.7        13.88   12.13   13.38    0.90   35.00    35.00
     HRBT  Hudson River Bancorp Inc of NY          10.31  16,618   171.3        12.00    9.88   10.31    0.00   -7.37    -8.84
     ITLA  ITLA Capital Corp of CA*                13.13   7,198    94.5        17.50   12.38   13.00    1.00  -15.29   -13.22
     ICBC  Independence Comm Bnk Cp of NY          12.06  67,464   813.6        16.38   10.56   12.16   -0.82  -22.19   -24.34
     IFSB  Independence FSB of DC                  11.63   1,281    14.9        14.63   10.50   10.50   10.76   -6.06   -12.23
     INBI  Industrial Bancorp of OH                14.00   4,428    62.0        21.00   13.88   14.00    0.00  -29.58   -30.00
     ISFC  Innes Street Financial of NC            13.06   2,248    29.4        13.75   11.25   12.75    2.43   30.60    -0.99
     IWBK  Interwest Bancorp of WA                 17.56  15,435   271.0        25.00   17.56   18.00   -2.44  -13.84   -20.65
     IPSW  Ipswich Bancshares, Inc. of MA*         10.63   2,525    26.8        12.00    8.38   10.81   -1.67   -2.30    -1.12
     JXVL  Jacksonville Bancorp of TX              13.31   2,289    30.5        16.50   13.31   13.31    0.00  -15.81   -10.55
     IGAF  Jade Financial Corp. of PA               8.44   1,873    15.8         8.69    7.94    8.50   -0.71    5.50     5.50
     JXSB  Jcksnville SB,MHC of IL (45.6)           8.75   1,909     7.6        13.50    8.31    8.31    5.29  -22.22   -23.91
     JSBA  Jefferson Svgs Bancorp of MO            10.88   9,942   108.2        16.75   10.50   10.88    0.00  -20.87   -17.14
     KSBK  KSB Bancorp of Kingfield ME(8)*         18.00   1,304    23.5        19.13    8.00   18.00    0.00    0.00    16.13
     KFBI  Klamath First Bancorp of OR             11.94   7,908    94.4        19.38   11.38   12.06   -1.00  -34.14   -38.39
     LSBI  LSB Fin. Corp. of Lafayette IN          12.94   1,381    17.9        19.88   12.94   14.00   -7.57  -34.21   -31.89
     LARK  Landmark Bancshares, Inc of KS          16.00   1,132    18.1        24.00   15.75   16.00    0.00  -32.29   -32.29


                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     GSLA  GS Financial Corp. of LA                    0.51    0.51   16.56   16.56    59.46
     GOSB  GSB Financial Corp. of NY*                  0.65    0.57   14.32   14.32    84.36
     GBNK  Gaston Fed Bncp MHC of NC(46.3              0.49    0.44    9.09    9.09    54.34
     GCFC  Grand Central Fin Corp of OH                0.40    0.36   16.19   16.19    76.19
     GTPS  Great American Bancorp of IL                0.46    0.46   17.58   17.58   121.58
     PEDE  Great Pee Dee Bancorp of SC                 0.44    0.43   14.47   14.47    37.72
     GAFC  Greater Atlant. Fin Corp of VA             -0.21   -0.66    8.31    8.31    66.12
     GCBC  Green Co. Bcrp MHC of NY (44.5              0.60    0.60   11.17   11.17    74.03
     GFED  Guaranty Fed Bancshares of MO               0.63    0.62   11.22   11.22    57.35
     HFFC  HF Financial Corp. of SD                    0.29    0.18   12.08   10.85   166.45
     HMNF  HMN Financial, Inc. of MN                   1.39    1.04   13.33   12.26   139.37
     HALL  Hallmark Capital Corp. of WI                1.16    1.05   12.33   12.33   191.27
     HRBF  Harbor Federal Bancorp of MD                1.08    1.08   15.19   15.19   161.13
     HARB  Harbor Florida Bancshrs of FL               0.76    0.76    8.42    8.34    52.22
     HFSA  Hardin Bancorp of Hardin MO                 1.70    1.37   16.52   16.52   184.73
     HARL  Harleysville SB of PA                       1.55    1.54   12.83   12.83   203.74
     HFGI  Harrington Fin. Group of IN                -0.40   -0.32    5.46    5.46   155.45
     HARS  Harris Fin. MHC of PA (24.1)                0.53    0.47    5.30    4.76    78.71
     HFFB  Harrodsburg 1st Fin Bcrp of KY              0.89    0.89   15.41   15.41    64.91
     HHFC  Harvest Home Fin. Corp. of OH(8)            0.60    0.60   11.23   11.23   114.57
     HAVN  Haven Bancorp of Woodhaven NY               1.27    1.10   12.37   11.80   328.07
     HTHR  Hawthorne Fin. Corp. of CA                  2.38    2.49   17.31   17.31   300.07
     HMLK  Hemlock Fed. Fin. Corp. of IL               0.95    0.96   15.70   15.70   130.33
     HBSC  Heritage Bancorp, Inc of SC                 0.53    0.81   16.85   16.85    70.86
     HFWA  Heritage Financial Corp of WA               0.39    0.28    9.37    8.62    45.05
     HCBC  High Country Bancorp of CO                  0.68    0.64   14.14   14.14    93.41
     HBNK  Highland Bancorp of CA                      2.23    2.39   10.83   10.83   149.44
     HIFS  Hingham Inst. for Sav. of MA*               1.63    1.61   12.82   12.82   145.45
     HBFW  Home Bancorp of Fort Wayne IN               1.43    1.40   18.34   18.34   193.16
     HCFC  Home City Fin. Corp. of OH                  1.14    1.14   13.03   13.03   116.08
     HOMF  Home Fed Bancorp of Seymour IN              2.11    1.75   13.99   13.67   153.48
     HWEN  Home Financial Bancorp of IN                0.18    0.18    8.04    8.04    65.18
     HLFC  Home Loan Financial Corp of OH              0.60    0.60    9.90    9.90    52.45
     HPBC  Home Port Bancorp, Inc. of MA*              2.59    2.50   14.39   14.39   172.28
     HSTD  Homestead Bancorp, Inc. of LA               0.45    0.42   11.62   11.62    88.59
     HFBC  HopFed Bancorp of KY                        1.20    0.15   14.75   14.75    53.35
     HZFS  Horizon Fin'l. Services of IA              -0.14    0.58    9.29    9.29    96.09
     HRZB  Horizon Financial Corp. of WA*              1.00    1.01   11.42   11.34    79.82
     HCBK  Hudson Cty Bcp MHC of NJ(47.0)*             0.90    0.90   12.77   12.77    72.36
     HRBT  Hudson River Bancorp Inc of NY              0.49    0.49   12.48   11.75    64.24
     ITLA  ITLA Capital Corp of CA*                    2.21    2.20   16.49   16.46   148.68
     ICBC  Independence Comm Bnk Cp of NY              0.72    0.74   12.17    9.99    91.13
     IFSB  Independence FSB of DC                      0.97    0.36   17.54   16.33   201.77
     INBI  Industrial Bancorp of OH                    1.21    1.21   12.41   12.41    85.12
     ISFC  Innes Street Financial of NC                0.72    0.70   16.38   16.38    90.66
     IWBK  Interwest Bancorp of WA                     1.80    1.51   10.71    9.93   166.83
     IPSW  Ipswich Bancshares, Inc. of MA*             1.19    1.29    6.51    6.51   107.83
     JXVL  Jacksonville Bancorp of TX                  1.66    1.66   15.48   15.48   126.83
     IGAF  Jade Financial Corp. of PA                  0.44    0.45   14.12   14.12   102.14
     JXSB  Jcksnville SB,MHC of IL (45.6)              0.71    0.55    9.90    9.90    88.01
     JSBA  Jefferson Svgs Bancorp of MO                0.95    0.90   12.53   10.46   158.15
     KSBK  KSB Bancorp of Kingfield ME(8)*             1.39    1.46   11.21   10.25   146.90
     KFBI  Klamath First Bancorp of OR                 1.16    1.17   13.86   12.62   131.72
     LSBI  LSB Fin. Corp. of Lafayette IN              1.30    1.19   14.00   14.00   180.95
     LARK  Landmark Bancshares, Inc of KS              1.93    1.37   19.52   19.52   215.22


     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     LARL  Laurel Capital Group of PA              13.50   2,142    28.9        19.00   13.38   13.38    0.90  -28.95   -22.32
     LSBX  Lawrence Savings Bank of MA*             7.69   4,357    33.5        13.00    7.25    8.00   -3.87  -40.85   -39.97
     LFED  Leeds Fed Bksr MHC of MD(33.2)          10.00   4,798    16.4        14.75    8.75   10.25   -2.44  -26.63   -32.20
     LXMO  Lexington B&L Fin. Corp. of MO          12.63   1,009    12.7        13.25   10.38   12.63    0.00    9.83     9.83
     LIBB  Liberty Bancorp MHC of NJ(43.0           6.06   3,626     9.4        10.44    5.88    6.00    1.00  -28.71   -32.67
     LFCO  Life Financial Corp of CA(8)             4.13   6,568    27.1         5.63    3.06    3.53   17.00  -24.08   -10.80
     LNCB  Lincoln Bancorp of IN                   10.00   6,308    63.1        13.31    9.69   11.25  -11.11    0.00    -8.09
     LOGN  Logansport Fin. Corp. of IN             10.13   1,199    12.1        15.00    9.25   10.00    1.30  -27.64   -24.96
     MAFB  MAF Bancorp, Inc. of IL                 21.88  24,266   530.9        27.00   19.00   21.75    0.60  -11.17   -17.43
     MECH  MECH Financial Inc of CT(8)*            32.94   4,996   164.6        39.38   27.75   33.00   -0.18   17.64    18.70
     MFBC  MFB Corp. of Mishawaka IN               17.88   1,420    25.4        23.00   17.81   17.88    0.00  -19.64   -17.79
     MSBF  MSB Financial, Inc of MI                 8.50   1,260    10.7        15.25    7.63    8.50    0.00  -39.29   -38.18
     MARN  Marion Capital Holdings of IN           15.31   1,426    21.8        22.75   15.13   15.63   -2.05  -22.99   -23.45
     MRKF  Market Fin. Corp. of OH                  9.00   1,259    11.3        12.38    8.25    9.00    0.00  -19.14   -19.14
     MASB  MassBank Corp. of Reading MA*           30.75   3,359   103.3        40.50   30.25   30.69    0.20  -21.15   -21.42
     MTXC  Matrix Bancorp, Inc of CO               12.63   6,730    85.0        18.00   10.38   12.31    2.60   -2.85    -6.44
     MFLR  Mayflower Co-Op. Bank of MA*            12.81   1,351    17.3        18.25   12.81   14.63  -12.44  -14.60   -12.68
     MDBK  Medford Bancorp, Inc. of MA*            16.63   8,378   139.3        19.25   14.63   16.88   -1.48   -6.31    -0.72
     MBFC  MegaBank Financial Corp of CO(8)         9.00   7,770    69.9        11.69    9.00    9.50   -5.26  -16.28    -5.26
     MWBX  MetroWest Bank of MA*                    6.25  14,292    89.3         7.75    5.50    6.25    0.00    1.96     3.14
     METF  Metropolitan Fin. Corp. of OH            5.19   8,056    41.8        11.50    4.50    4.50   15.33  -53.87   -50.57
     MCBN  Mid-Coast Bancorp of ME                  6.97     754     5.3         9.52    6.55    7.44   -6.32  -16.33     4.50
     MFFC  Milton Fed. Fin. Corp. of OH            12.00   2,100    25.2        15.63   11.25   11.75    2.13  -17.24   -23.22
     MBBC  Monterey Bay Bancorp of CA              10.13   3,535    35.8        15.63    9.88   10.13    0.00  -27.64   -29.21
     MONT  Montgomery Fin. Corp. of IN              8.13   1,361    11.1        10.75    8.06    8.38   -2.98  -20.68   -19.74
     MYST  Mystic Financial of MA*                 11.06   2,445    27.0        13.00   10.00   11.00    0.55   -8.82    -9.71
     NASB  NASB Financial, Inc. of MO              11.75   9,003   105.8        23.13   10.00   11.75    0.00  -16.84   -11.32
     NHTB  NH Thrift Bancshares of NH              12.25   2,107    25.8        17.25   11.94   12.63   -3.01  -20.97   -20.97
     NSLB  NS&L Bancorp, Inc of Neosho MO          10.50     742     7.8        15.00   10.00   10.50    0.00   -2.14    -1.22
     NMSB  Newmil Bancorp, Inc. of CT*             12.94   3,678    47.6        13.38    9.50   13.13   -1.45    7.83     8.92
     NBCP  Niagara Bancorp MHC of NY(43.9*         10.25  26,954   127.3        11.06    9.25   10.44   -1.82   -8.89     0.00
     NBSI  North Bancshares of Chicago IL          10.50   1,231    12.9        14.38   10.38   10.50    0.00  -16.00   -16.00
     FFFD  North Central Bancshares of IA          15.88   2,357    37.4        18.75   15.81   16.00   -0.75   -5.92    -5.92
     NEIB  Northeast Indiana Bncrp of IN           12.88   1,785    23.0        16.02   11.59   12.88    0.00  -19.04   -15.43
     NWSB  Northwest Bcrp MHC of PA (27.7           7.63  47,357   100.2        11.00    7.50    8.06   -5.33  -23.70   -21.74
     NWEQ  Northwest Equity Corp. of WI(8)         22.25     825    18.4        24.50   18.50   22.25    0.00   -3.26     1.14
     NTMG  Nutmeg FS&LA of CT                       8.06   1,429    11.5         9.64    7.38    8.06    0.00  -14.26   -10.94
     OCFC  OceanFirst Fin. Corp of NJ              17.13  13,167   225.6        19.25   13.06   17.13    0.00   14.20     3.01
     ONFC  Oneida Fincl MHC of NY (44.5)           10.50   3,471    16.7        11.00    7.75   10.75   -2.33    5.00    -4.55
     OTFC  Oregon Trail Fin. Corp. of OR           10.00   3,850    38.5        13.38   10.00   10.00    0.00  -24.53   -18.37
     OFCP  Ottawa Financial Corp. of MI            18.38   6,145   112.9        23.25   18.00   18.75   -1.97   -4.87    -4.87
     PBOC  PBOC Holdings of CA                      8.63  20,424   176.3        10.88    7.66    8.88   -2.82  -14.81   -15.80
     PFFB  PFF Bancorp of Pomona CA                20.06  13,983   280.5        23.75   15.13   20.00    0.30   39.50    25.37
     PHSB  PHS Bancorp MHC of PA (45.0)             8.50   2,672    10.6        14.63    7.88    7.88    7.87  -37.64   -39.84
     PSFI  PS Financial of Chicago IL              12.25   1,669    20.4        13.13    9.50   12.25    0.00   17.34    22.50
     PVFC  PVF Capital Corp. of OH                 10.63   4,385    46.6        14.88    9.55   12.00  -11.42   -2.57     0.57
     PBCI  Pamrapo Bancorp, Inc. of NJ             20.50   2,743    56.2        25.50   20.50   20.88   -1.82  -15.67   -14.15
     PFED  Park Bancorp of Chicago IL              15.00   1,975    29.6        16.50   13.50   15.50   -3.23   12.11     8.07
     PVSA  Parkvale Financial Corp of PA           17.00   6,020   102.3        24.50   17.00   17.75   -4.23  -21.84   -18.31
     PBHC  Pathfinder BC MHC of NY (43.3)*          8.13   2,661     9.6        12.00    7.94    8.38   -2.98  -15.58   -10.95
     PEEK  Peekskill Fin. Corp. of NY              13.00   1,820    23.7        16.69   12.06   13.00    0.00   -5.45   -18.44
     PFSB  PennFed Fin. Services of NJ             13.25   8,845   117.2        17.63   12.38   13.63   -2.79    2.87     1.92
     PBKB  People's Bancshares of MA*              17.63   3,332    58.7        21.50   17.38   18.25   -3.40  -15.04   -14.00
     PFDC  Peoples Bancorp of Auburn IN            15.81   3,184    50.3        20.63   15.50   15.81    0.00  -20.47   -20.95
     PBCT  Peoples Bank, MHC of CT (41.9)*         20.63  61,051   541.8        31.94   20.38   20.38    1.23  -23.59   -25.33


                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     LARL  Laurel Capital Group of PA                  1.49    1.42   11.22   11.22   108.72
     LSBX  Lawrence Savings Bank of MA*                1.05    1.08   11.09   11.09    91.79
     LFED  Leeds Fed Bksr MHC of MD(33.2)              0.72    0.72   10.06   10.06    68.84
     LXMO  Lexington B&L Fin. Corp. of MO              0.61    0.60   15.66   14.71   106.61
     LIBB  Liberty Bancorp MHC of NJ(43.0              0.37    0.37    8.79    8.79    77.82
     LFCO  Life Financial Corp of CA(8)               -0.49   -0.37    8.28    8.28    85.94
     LNCB  Lincoln Bancorp of IN                       0.48    0.48   14.54   14.54    64.09
     LOGN  Logansport Fin. Corp. of IN                 0.98    0.98   13.93   13.93    94.92
     MAFB  MAF Bancorp, Inc. of IL                     1.95    1.88   14.45   11.87   182.42
     MECH  MECH Financial Inc of CT(8)*                2.49    2.58   18.39   18.26   219.61
     MFBC  MFB Corp. of Mishawaka IN                   1.55    1.43   21.96   21.96   243.98
     MSBF  MSB Financial, Inc of MI                    0.81    0.69   10.59   10.59    68.77
     MARN  Marion Capital Holdings of IN               1.53    1.38   22.46   21.98   135.35
     MRKF  Market Fin. Corp. of OH                     0.55    0.31   11.58   11.58    44.04
     MASB  MassBank Corp. of Reading MA*               3.35    2.50   30.62   30.23   278.38
     MTXC  Matrix Bancorp, Inc of CO                   1.42    1.15    8.54    8.54   157.48
     MFLR  Mayflower Co-Op. Bank of MA*                1.17    1.09    8.46    8.34   115.11
     MDBK  Medford Bancorp, Inc. of MA*                1.51    1.35   11.03   10.56   143.64
     MBFC  MegaBank Financial Corp of CO(8)            0.68    0.66    4.26    3.92    38.35
     MWBX  MetroWest Bank of MA*                       0.55    0.55    3.78    3.78    52.33
     METF  Metropolitan Fin. Corp. of OH               0.71    0.52    5.72    5.41   195.69
     MCBN  Mid-Coast Bancorp of ME                     0.51    0.35    7.31    7.31   100.49
     MFFC  Milton Fed. Fin. Corp. of OH                0.76    0.73   11.92   11.92   122.23
     MBBC  Monterey Bay Bancorp of CA                  0.92    0.76   12.19   11.31   131.18
     MONT  Montgomery Fin. Corp. of IN                 0.66    0.66   13.18   13.18    94.81
     MYST  Mystic Financial of MA*                     0.64    0.56   13.55   13.55    92.01
     NASB  NASB Financial, Inc. of MO                  1.40    0.88    8.57    8.39    86.71
     NHTB  NH Thrift Bancshares of NH                  1.56    1.42   12.77   11.33   167.38
     NSLB  NS&L Bancorp, Inc of Neosho MO              0.66    0.61   14.25   14.14    89.81
     NMSB  Newmil Bancorp, Inc. of CT*                 0.88    0.90    9.13    9.13    92.00
     NBCP  Niagara Bancorp MHC of NY(43.9*             0.67    0.66    8.74    8.23    62.33
     NBSI  North Bancshares of Chicago IL              0.48    0.46    9.21    9.21   106.17
     FFFD  North Central Bancshares of IA              1.83    1.81   16.66   14.10   151.84
     NEIB  Northeast Indiana Bncrp of IN               1.47    1.47   14.40   14.40   137.35
     NWSB  Northwest Bcrp MHC of PA (27.7              0.44    0.46    4.96    3.73    70.38
     NWEQ  Northwest Equity Corp. of WI(8)             1.34    1.23   15.50   15.50   114.75
     NTMG  Nutmeg FS&LA of CT                          0.66    0.31    5.45    5.45    76.24
     OCFC  OceanFirst Fin. Corp of NJ                  1.16    1.17   13.27   13.20   119.99
     ONFC  Oneida Fincl MHC of NY (44.5)               0.45    0.36   11.67   11.67    78.85
     OTFC  Oregon Trail Fin. Corp. of OR               0.77    0.77   14.71   14.71    92.00
     OFCP  Ottawa Financial Corp. of MI                1.51    1.45   12.57   10.60   157.54
     PBOC  PBOC Holdings of CA                         1.58    1.55    8.08    8.00   175.54
     PFFB  PFF Bancorp of Pomona CA                    1.68    1.62   15.91   15.76   211.09
     PHSB  PHS Bancorp MHC of PA (45.0)                0.64    0.64   10.18   10.18    97.99
     PSFI  PS Financial of Chicago IL                  0.95    0.96   11.36   11.36    69.39
     PVFC  PVF Capital Corp. of OH                     1.83    1.86    9.14    9.14   106.27
     PBCI  Pamrapo Bancorp, Inc. of NJ                 1.70    1.70   17.59   17.55   160.30
     PFED  Park Bancorp of Chicago IL                  1.36    1.35   15.96   15.96   116.28
     PVSA  Parkvale Financial Corp of PA               2.04    2.01   13.93   13.88   197.36
     PBHC  Pathfinder BC MHC of NY (43.3)*             0.38    0.30    7.67    6.53    82.49
     PEEK  Peekskill Fin. Corp. of NY                  0.80    0.88   14.59   14.59   113.83
     PFSB  PennFed Fin. Services of NJ                 1.32    1.28   12.53   11.33   180.16
     PBKB  People's Bancshares of MA*                  2.90    1.56   11.84   11.37   309.38
     PFDC  Peoples Bancorp of Auburn IN                1.38    1.38   14.06   14.06   101.46
     PBCT  Peoples Bank, MHC of CT (41.9)*             1.56    1.28   12.66   10.53   164.89

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFFC  Peoples Fin. Corp. of OH                 7.50   1,265     9.5        11.50    7.25    7.25    3.45  -34.78   -31.82
     PHBK  Peoples Heritage Fin Grp of ME*         15.31 102,072 1,562.7        20.00   15.13   15.38   -0.46  -18.91   -23.45
     PSFC  Peoples Sidney Fin. Corp of OH           8.19   1,665    13.6        16.88    7.94    7.94    3.15  -51.48   -51.48
     PERM  Permanent Bancorp, Inc. of IN(8)        15.38   3,987    61.3        15.38    8.88   13.00   18.31   14.95    15.55
     PCBC  Perry Co. Fin. Corp. of MO              20.13     781    15.7        21.50   19.00   20.13    0.00    0.65     1.26
     PHFC  Pittsburgh Home Fin Corp of PA          13.00   1,787    23.2        15.13   12.00   13.13   -0.99  -11.14   -10.34
     PFSL  Pocahontas Bancorp of AR                 6.00   5,815    34.9         8.50    5.75    6.25   -4.00  -23.86   -22.58
     PTRS  Potters Financial Corp of OH            11.88     982    11.7        18.18   10.50   11.88    0.00  -34.65   -34.65
     PRBC  Prestige Bancorp of PA                  12.13     997    12.1        13.44   10.56   12.13    0.00    0.92    -0.08
     PFNC  Progress Financial Corp. of PA          12.38   5,609    69.4        16.43   11.43   12.50   -0.96   -7.13     5.00
     PBCP  Provident Bncp MHC of NY (46.7          16.13   8,280    62.3        16.38    9.88   16.25   -0.74   61.30    61.30
     PROV  Provident Fin. Holdings of CA           17.75   4,182    74.2        20.44   15.63   17.75    0.00    3.62     4.04
     PULB  Pulaski Financial Corp of MO            10.75   3,775    40.6        11.50    9.00   10.81   -0.56   13.16     8.81
     PLSK  Pulaski SB, MHC of NJ (47.0)             7.38   2,108     7.3        11.25    7.00    7.50   -1.60  -24.31   -26.20
     QCFB  QCF Bancorp of Virginia MN              24.75   1,116    27.6        26.63   24.75   24.75    0.00   -2.94    -2.94
     QCBC  Quaker City Bancorp of CA               16.75   5,385    90.2        18.00   14.63   16.75    0.00    0.00     4.69
     QCSB  Queens County Bancorp of NY*            25.75  21,238   546.9        35.69   25.75   28.06   -8.23  -10.62   -13.45
     RELY  Reliance Bancorp, Inc. of NY(8)         34.31   8,589   294.7        41.81   26.00   35.25   -2.67   17.78    23.37
     RCBK  Richmond County Fin Corp of NY          17.56  30,924   543.0        20.00   14.50   18.06   -2.77    8.06     9.34
     RSBI  Ridgewood Fin. MHC of NJ (47.0           5.63   3,180     8.4        11.88    5.56    5.56    1.26  -19.57   -19.57
     RIVR  River Valley Bancorp of IN              11.75   1,026    12.1        15.75   11.50   11.75    0.00  -24.19   -20.34
     RVSB  Riverview Bancorp of WA                 10.38   5,090    52.8        13.50    9.88   10.75   -3.44  -13.50   -15.27
     ROME  Rome Bancp Inc MHC of NY (47.0*          6.31   3,452    10.7         6.94    6.00    6.63   -4.83   -9.86    -9.86
     RSLN  Roslyn Bancorp, Inc. of NY*             17.50  74,609 1,305.7        22.06   16.13   17.94   -2.45    0.00   -18.60
     SGVB  SGV Bancorp of W. Covina CA(8)          21.69   2,176    47.2        22.81   10.75   21.81   -0.55   70.12    73.52
     SCFS  Seacoast Fin Serv Corp of MA*            9.88  26,688   263.7        12.31    9.63   10.02   -1.40    1.02    -3.61
     SKBO  Skibo Fin Corp MHC of PA(44.9)           6.50   3,442    10.1         8.50    5.50    6.75   -3.70  -21.21   -14.81
     SOBI  Sobieski Bancorp of S. Bend IN          10.88     712     7.7        14.88   10.88   11.06   -1.63  -16.31   -16.31
     SFFS  Sound Fed Bp MHC of NY (44.1)            9.13   5,077    21.0        10.31    8.81    9.13    0.00   -2.67    -3.28
     SJFC  South Jersey Fin. Corp of NJ            13.75   3,604    49.6        15.00   10.63   14.00   -1.79   37.50    37.50
     SSFC  South Street Fin. Corp. of NC*           6.94   3,826    26.6         8.38    6.63    6.91    0.43   -7.47   -11.93
     SBAN  SouthBanc Shares Inc. of SC             20.75   3,226    66.9        23.25   18.25   21.88   -5.16    9.21     9.90
     SCBS  Southern Commun. Bncshrs of AL          10.00   1,031    10.3        13.38    9.75   11.50  -13.04  -25.26   -20.00
     SMBC  Southern Missouri Bncrp of MO           12.75   1,388    17.7        15.25   11.00   13.13   -2.89  -12.85   -12.85
     SVRN  Sovereign Bancorp, Inc. of PA            7.63 186,128 1,420.2        17.50    7.63    7.97   -4.27  -40.16   -46.46
     STFR  St. Francis Cap. Corp. of WI            18.25  10,157   185.4        22.63   17.25   19.00   -3.95   -9.88   -13.63
     SFFC  StateFed Financial Corp. of IA          10.25   1,509    15.5        12.50    9.00   10.25    0.00    2.50     2.50
     SFIN  Statewide Fin. Corp. of NJ(8)           24.38   4,055    98.9        24.81   17.25   24.38    0.00   36.35    28.32
     STSA  Sterling Financial Corp. of WA          11.63   8,090    94.1        17.44   11.56   11.63    0.00  -28.82   -31.59
     SUFI  Superior Financial Corp of AR           12.00  10,081   121.0        12.88    9.50   11.88    1.01  ***.**   ***.**
     THRD  TF Financial Corp. of PA                12.50   3,043    38.0        21.19   12.50   13.25   -5.66  -33.33   -27.54
     THTL  Thistle Group Holdings of PA             6.63   7,805    51.7         9.94    6.63    6.69   -0.90  -30.65   -31.15
     TSBK  Timberland Bancorp of WA                11.50   5,217    60.0        13.06   10.75   11.50    0.00   -7.11    -6.12
     TRIC  Tri-County Bancorp of WY                11.08     891     9.9        14.69    8.25   10.19    8.73  -20.86   -20.86
     TRYF  Troy Financial Corp of NY               10.13  12,139   123.0        11.75    9.38   10.13    0.00    1.30     1.30
     TWIN  Twin City Bancorp, Inc. of TN           17.31   1,134    19.6        17.31   11.88   17.31    0.00   19.38    19.38
     USAB  USABancshares, Inc of PA(8)*             8.25   5,421    44.7        15.81    4.00    8.75   -5.71   94.12    83.33
     UCBC  Union Community Bancorp of IN           11.38   2,601    29.6        13.00   10.69   11.00    3.45   -6.18     1.16
     UFBS  Union Fincl. Bancshares of SC            8.38   1,357    11.4        14.50    8.38    8.38    0.00  -36.85   -34.84
     UCFC  United Community Fin. of OH             10.25  37,758   387.0        15.50    9.56   10.19    0.59  -27.46   -31.12
     UBMT  United Fin. Corp. of MT                 18.31   1,665    30.5        23.88   17.75   18.75   -2.35  -16.77   -16.77
     UPFC  United PanAm Fin. Corp of CA(8)          1.94  16,594    32.2         5.00    1.25    1.94    0.00  -56.89   -53.70
     UTBI  United Tenn. Bancshares of TN           11.13   1,382    15.4        14.94   10.00   11.00    1.18   -5.28    -7.25
     VCAP  Virginia Capital Bcshrs of VA           15.88  10,886   172.9        16.81   11.94   16.00   -0.75   58.80    17.63
     WHGB  WHG Bancshares of MD                     7.63   1,353    10.3        12.25    7.63    7.63    0.00  -33.65   -36.42



                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFFC  Peoples Fin. Corp. of OH                    0.60    0.33   11.23   11.23    73.07
     PHBK  Peoples Heritage Fin Grp of ME*             1.27    1.47    8.35    7.23   135.99
     PSFC  Peoples Sidney Fin. Corp of OH              0.32    0.32   10.48   10.48    73.86
     PERM  Permanent Bancorp, Inc. of IN(8)            0.75    0.69    9.91    7.60   124.84
     PCBC  Perry Co. Fin. Corp. of MO                  1.12    1.03   19.88   19.88   126.97
     PHFC  Pittsburgh Home Fin Corp of PA              1.28    1.29   12.33   12.19   232.65
     PFSL  Pocahontas Bancorp of AR                    0.15    0.51    8.71    8.28    74.85
     PTRS  Potters Financial Corp of OH                1.36    1.31   11.09   11.09   144.74
     PRBC  Prestige Bancorp of PA                      0.82    0.78   15.01   15.01   193.00
     PFNC  Progress Financial Corp. of PA              1.11    1.44    7.90    6.99   125.53
     PBCP  Provident Bncp MHC of NY (46.7              0.42    0.46   10.82   10.53    97.43
     PROV  Provident Fin. Holdings of CA               2.51    1.56   20.88   20.88   256.16
     PULB  Pulaski Financial Corp of MO                0.57    0.42   13.22   13.22    64.64
     PLSK  Pulaski SB, MHC of NJ (47.0)                0.57    0.43   11.25   11.25   110.51
     QCFB  QCF Bancorp of Virginia MN                  1.88    1.88   18.41   18.41   141.04
     QCBC  Quaker City Bancorp of CA                   1.83    1.78   15.39   15.39   190.30
     QCSB  Queens County Bancorp of NY*                1.49    1.48    6.61    6.61    95.47
     RELY  Reliance Bancorp, Inc. of NY(8)             2.42    2.41   19.99   13.79   288.61
     RCBK  Richmond County Fin Corp of NY              0.98    0.96   11.41   10.03    90.98
     RSBI  Ridgewood Fin. MHC of NJ (47.0              0.01    0.23    7.75    7.75    84.37
     RIVR  River Valley Bancorp of IN                  0.92    0.93   16.70   16.66   131.73
     RVSB  Riverview Bancorp of WA                     0.79    0.77   10.50   10.20    62.19
     ROME  Rome Bancp Inc MHC of NY (47.0*             0.52    0.45   11.08   11.08    67.79
     RSLN  Roslyn Bancorp, Inc. of NY*                 0.09    0.91    9.49    9.46   104.03
     SGVB  SGV Bancorp of W. Covina CA(8)              1.11    1.14   15.07   14.37   227.26
     SCFS  Seacoast Fin Serv Corp of MA*               0.92    0.96   10.43   10.36    76.74
     SKBO  Skibo Fin Corp MHC of PA(44.9)              0.26    0.26    7.44    7.44    44.93
     SOBI  Sobieski Bancorp of S. Bend IN              0.86    0.86   17.75   17.75   153.90
     SFFS  Sound Fed Bp MHC of NY (44.1)               0.36    0.51   10.54   10.54    61.47
     SJFC  South Jersey Fin. Corp of NJ                0.08    0.78   15.87   15.87    94.08
     SSFC  South Street Fin. Corp. of NC*              0.15    0.13    7.06    7.06    46.37
     SBAN  SouthBanc Shares Inc. of SC                 1.02    0.97   16.47   16.47   113.10
     SCBS  Southern Commun. Bncshrs of AL              0.60    0.60    7.91    7.91    61.90
     SMBC  Southern Missouri Bncrp of MO               1.22    1.09   16.51   16.51   120.19
     SVRN  Sovereign Bancorp, Inc. of PA               1.04    0.90    7.76    5.31   135.63
     STFR  St. Francis Cap. Corp. of WI                1.64    1.47   12.95   11.46   243.51
     SFFC  StateFed Financial Corp. of IA              0.69    0.67   10.65   10.65    59.79
     SFIN  Statewide Fin. Corp. of NJ(8)               1.36    1.43   13.27   13.25   183.41
     STSA  Sterling Financial Corp. of WA              1.34    1.22   14.60    7.57   310.73
     SUFI  Superior Financial Corp of AR               1.19    1.28   10.26    3.94   155.71
     THRD  TF Financial Corp. of PA                    1.40    1.33   16.85   14.63   234.86
     THTL  Thistle Group Holdings of PA                0.58    0.56   10.00   10.00    69.69
     TSBK  Timberland Bancorp of WA                    1.00    1.07   13.85   13.85    58.87
     TRIC  Tri-County Bancorp of WY                    0.88    0.81   11.46   11.46    97.48
     TRYF  Troy Financial Corp of NY                   0.15    0.46   14.86   14.83    75.38
     TWIN  Twin City Bancorp, Inc. of TN               1.09    0.82   12.02   12.02   107.78
     USAB  USABancshares, Inc of PA(8)*                0.12   -0.06    3.88    3.86    62.83
     UCBC  Union Community Bancorp of IN               0.73    0.72   14.60   14.60    45.93
     UFBS  Union Fincl. Bancshares of SC               1.23    1.06   10.86    8.88   151.55
     UCFC  United Community Fin. of OH                 0.32    0.44    6.82    6.82    34.74
     UBMT  United Fin. Corp. of MT                     1.47    1.44   17.83   16.71   159.64
     UPFC  United PanAm Fin. Corp of CA(8)            -0.25   -1.09    4.79    4.68    33.14
     UTBI  United Tenn. Bancshares of TN               0.56    0.57   12.90   12.08    70.20
     VCAP  Virginia Capital Bcshrs of VA               0.30    0.28   15.90   15.90    50.57
     WHGB  WHG Bancshares of MD                        0.55    0.55   11.54   11.54   113.13

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part One
                        Prices As Of December 17, 1999




                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1998(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     WSFS  WSFS Financial Corp. of DE*             12.63  11,319   143.0        17.38   12.63   13.63   -7.34  -27.04   -25.18
     WVFC  WVS Financial Corp. of PA               12.88   3,036    39.1        15.38   12.75   12.75    1.02  -12.68   -15.54
     WRNB  Warren Bancorp of Peabody MA*            7.50   7,327    55.0         9.81    7.00    7.81   -3.97  -16.67   -17.22
     WSBI  Warwick Community Bncrp of NY*          10.38   5,949    61.8        16.13    9.75   11.06   -6.15  -31.93   -29.63
     WFSL  Washington Federal, Inc. of WA          18.69  54,232 1,013.6        25.56   18.69   19.38   -3.56  -16.08   -22.96
     WAYN  Wayne Svgs Bks MHC of OH (48.2          14.50   2,602    18.2        17.86   14.13   14.75   -1.69  -20.37   -17.71
     WCFB  Wbstr Cty FSB MHC of IA (45.7)          13.88   2,059    13.4        16.88   12.75   13.88    0.00  -17.13   -13.25
     WBST  Webster Financial Corp. of CT           22.13  38,066   842.4        32.00   21.88   21.88    1.14  -19.17   -19.35
     WEFC  Wells Fin. Corp. of Wells MN            12.38   1,451    18.0        16.50   11.56   12.38    0.00  -20.79   -21.40
     WEBK  West Essex MHC of NJ (42.2)              9.63   4,014    17.1        10.25    9.00    9.63    0.00   -0.62     2.01
     WSTR  WesterFed Fin. Corp. of MT              16.13   4,430    71.5        19.19   15.94   16.00    0.81  -15.68   -11.03
     WOFC  Western Ohio Fin. Corp. of OH           16.25   2,075    33.7        26.94   15.75   16.25    0.00  -25.93   -25.29
     WEHO  Westwood Hmstd Fin Corp of OH(8)        10.38   2,169    22.5        11.63    9.25   10.63   -2.35    5.06     9.26
     WGBC  Willow Grv Bcp MHC of PA (45.3           9.06   5,143    21.1        10.50    8.88    9.03    0.33   -9.40   -12.72
     YFCB  Yonkers Fin. Corp. of NY                17.13   2,239    38.4        19.00   13.50   17.13    0.00   31.77    21.83
     YFED  York Financial Corp. of PA              12.00  10,025   120.3        15.83   12.00   12.25   -2.04  -18.70   -20.32




                                                         Current Per Share Financials
                                                     ----------------------------------------
                                                                              Tangible

                                                     Trailing  12 Mo.   Book    Book

                                                      12 Mo.   Core    Value/  Value/  Assets/
     Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
     ---------------------                           -------- ------- ------- ------- -------
                                                         ($)     ($)     ($)     ($)     ($)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     WSFS  WSFS Financial Corp. of DE*                 1.46    1.58    8.05    8.03   150.27
     WVFC  WVS Financial Corp. of PA                   1.39    1.38    8.77    8.77   125.38
     WRNB  Warren Bancorp of Peabody MA*               0.73    0.72    4.76    4.76    53.74
     WSBI  Warwick Community Bncrp of NY*              0.51    0.38   12.02   12.02    95.35
     WFSL  Washington Federal, Inc. of WA              2.11    2.07   13.83   12.95   113.65
     WAYN  Wayne Svgs Bks MHC of OH (48.2              0.53    0.49    9.63    9.63   112.89
     WCFB  Wbstr Cty FSB MHC of IA (45.7)              0.61    0.65   11.03   11.03    44.32
     WBST  Webster Financial Corp. of CT               2.37    2.23   15.05   11.50   236.35
     WEFC  Wells Fin. Corp. of Wells MN                1.43    1.36   16.20   16.20   132.91
     WEBK  West Essex MHC of NJ (42.2)                 0.54    0.54   11.63   10.43    85.97
     WSTR  WesterFed Fin. Corp. of MT                  1.62    1.51   20.41   16.24   228.90
     WOFC  Western Ohio Fin. Corp. of OH               0.69   -0.12   21.17   21.17   157.57
     WEHO  Westwood Hmstd Fin Corp of OH(8)            0.55    0.56   10.55   10.55    69.02
     WGBC  Willow Grv Bcp MHC of PA (45.3              0.74    0.74   11.32   10.96    95.28
     YFCB  Yonkers Fin. Corp. of NY                    1.19    1.12   14.30   14.30   204.42
     YFED  York Financial Corp. of PA                  0.94    0.76   10.91   10.91   154.24


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                                 Exhibit IV-1
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999

                                                                  Key Financial Ratios
                                            ----------------------------------------------------------

                                                    Tang.      Reported Earnings        Core Earnings
                                            Equity/ Equity/  ______________________    _______________
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
---------------------                       ------- ------- ------- ------- -------    ------- -------
                                               (%)    (%)     (%)     (%)     (%)        (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------
SAIF-Insured Thrifts(258)                    11.80    11.49    0.83    7.72    7.59       0.78    7.17
NYSE Traded Companies(8)                      7.65     7.06    0.79   11.28    8.97       0.62    9.97
AMEX Traded Companies(24)                    11.55    11.44    0.58    4.77    5.60       0.61    5.04
NASDAQ Listed OTC Companies(226)             11.98    11.66    0.86    7.88    7.74       0.80    7.28
California Companies(17)                      6.62     6.42    0.79   10.88    9.41       0.73   10.22
Florida Companies(7)                         10.50    10.08    0.61    5.10    4.97       0.48    4.20
Mid-Atlantic Companies(48)                   10.00     9.67    0.70    7.73    7.38       0.70    7.64
Mid-West Companies(118)                      12.81    12.51    0.87    7.21    7.47       0.80    6.65
New England Companies(9)                      8.90     8.62    0.67    8.72    8.21       0.63    7.62
North-West Companies(14)                     13.48    12.67    1.08    8.48    8.54       1.02    7.81
South-East Companies(35)                     13.99    13.83    0.87    7.21    6.75       0.85    6.81
South-West Companies(5)                       7.41     7.12    0.93   12.24   11.92       0.72    9.50
Western Companies (Excl CA)(5)               13.34    13.34    0.95    8.81    8.18       0.87    7.73
Thrift Strategy(235)                         12.27    11.99    0.84    7.45    7.53       0.79    6.98
Mortgage Banker Strategy(12)                  6.70     5.76    0.73   10.71   10.07       0.62    9.22
Real Estate Strategy(5)                       6.89     6.79    0.93   10.56    4.87       0.96   10.84
Diversified Strategy(5)                       8.05     7.41    0.73   10.88    7.65       0.45    8.64
Retail Banking Strategy(1)                    8.69     8.09    0.48    5.57    8.34       0.18    2.07
Companies Issuing Dividends(225)             12.21    11.91    0.87    7.75    7.71       0.82    7.23
Companies Without Dividends(33)               8.68     8.24    0.55    7.53    6.70       0.47    6.72
Equity/Assets less than 6%(26)                4.79     4.30    0.55   10.40    9.03       0.52    9.87
Equity/Assets 6-12%(130)                      8.71     8.29    0.82    9.20    8.57       0.75    8.40
Equity/Assets greater than 12%(102)          17.64    17.50    0.93    5.12    5.95       0.89    4.88
Converted Last 3 Mths (no MHC)(1)            13.82    13.82    0.43    3.12    5.21       0.44    3.19
Actively Traded Companies(22)                 7.96     7.28    1.01   12.46    9.58       0.95   11.86
Market Value Below $20 Million(74)           12.29    12.14    0.71    5.82    7.14       0.62    5.04
Holding Company Structure(251)               11.93    11.61    0.85    7.76    7.65       0.79    7.20
Assets Over $1 Billion(57)                    7.96     7.26    0.83   10.62    8.92       0.76    9.71
Assets $500 Million-$1 Billion(36)           10.28     9.92    0.86    9.21    8.34       0.80    8.54
Assets $250-$500 Million(57)                 11.69    11.45    0.83    7.02    7.21       0.83    6.99
Assets less than $250 Million(108)           14.49    14.37    0.84    5.99    6.81       0.76    5.41
Goodwill Companies(107)                       9.42     8.64    0.80    8.81    7.95       0.73    8.08
Non-Goodwill Companies(151)                  13.41    13.41    0.86    6.99    7.35       0.81    6.56
Acquirors of FSLIC Cases(7)                   7.76     7.00    0.93   11.16    9.25       0.86   10.60




                                               Asset Quality Ratios                  Pricing Ratios
                                            -------------------------     -----------------------------------------

                                                                                                  Price/    Price/
                                             NPAs   Resvs/  Resvs/    Price/    Price/    Price/   Tang.     Core
Financial Institution                       Assets   NPAs    Loans    Earning     Book    Assets   Book     Earnings
---------------------                       ------- ------- -------   -------   -------   ------- -------   --------
                                              (%)     (%)     (%)       (X)       (%)       (%)     (%)        (x)

Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------
SAIF-Insured Thrifts(258)                     0.58  170.89    0.86      12.90     100.17   11.25  105.15    13.93
NYSE Traded Companies(8)                      1.47  197.05    2.25      10.39     124.43    9.03  129.15     9.90
AMEX Traded Companies(24)                     0.45  163.63    0.82      14.36      83.51    9.39   84.61    14.54
NASDAQ Listed OTC Companies(226)              0.56  170.40    0.82      12.85     100.91   11.52  106.40    14.00
California Companies(17)                      0.81  190.96    1.91       9.16     106.97    7.05  105.50     9.03
Florida Companies(7)                          1.61  156.36    1.05      14.92      95.47   10.68  102.05    15.65
Mid-Atlantic Companies(48)                    0.48  179.36    0.92      12.12     101.50    9.67  106.87    13.08
Mid-West Companies(118)                       0.58  156.57    0.69      13.42      96.81   11.91  102.10    14.46
New England Companies(9)                      0.32  252.36    0.97      11.67     100.52    8.36  107.23    14.97
North-West Companies(14)                      0.47  185.82    0.76      12.49     100.99   12.54  113.05    12.58
South-East Companies(35)                      0.49  194.86    0.80      14.83     107.37   14.05  109.28    15.54
South-West Companies(5)                       0.63   72.75    0.63       8.79     102.58    7.29  113.24    12.94
Western Companies (Excl CA)(5)                0.79  143.59    1.70      13.16     100.27   11.72  100.27    14.26
Thrift Strategy(235)                          0.54  170.37    0.80      13.10      98.47   11.55  102.73    14.11
Mortgage Banker Strategy(12)                  0.53  195.46    0.90      10.78     109.29    7.49  133.01    13.18
Real Estate Strategy(5)                       1.27  122.19    1.74      10.71     126.71    9.08  128.89     9.79
Diversified Strategy(5)                       2.01  176.10    2.85      11.20     134.62    9.78  139.41    10.52
Retail Banking Strategy(1)                    0.00    0.00    0.84      11.99      66.31    5.76   71.22     0.00
Companies Issuing Dividends(225)              0.52  170.25    0.81      13.14     101.39   11.78  105.74    14.09
Companies Without Dividends(33)               1.06  175.34    1.28      10.70      90.94    7.27  100.49    12.54
Equity/Assets less than 6%(26)                0.90  132.89    1.27       9.43     109.53    5.29  120.45     9.76
Equity/Assets 6-12%(130)                      0.52  170.49    0.87      11.69     106.72    9.11  113.69    12.94
Equity/Assets greater than 12%(102)           0.58  181.94    0.75      15.69      89.25   15.59   90.25    16.45
Converted Last 3 Mths (no MHC)(1)             0.09  722.22    1.10      19.18      59.77    8.26   59.77    18.76
Actively Traded Companies(22)                 0.61  150.12    0.93      11.02     133.52   10.62  147.88    11.76
Market Value Below $20 Million(74)            0.59  134.29    0.71      13.96      81.78    9.96   83.05    15.37
Holding Company Structure(251)                0.59  169.49    0.86      12.94     100.41   11.39  105.52    13.91
Assets Over $1 Billion(57)                    0.76  166.58    1.26      10.98     117.09    9.37  131.87    12.01
Assets $500 Million-$1 Billion(36)            0.53  202.16    0.88      11.35     110.73   10.68  115.55    12.36
Assets $250-$500 Million(57)                  0.43  201.32    0.76      12.95      98.64   11.31  101.26    13.44
Assets less than $250 Million(108)            0.57  146.80    0.69      14.48      88.11   12.46   89.15    15.82
Goodwill Companies(107)                       0.69  166.16    1.03      12.18     106.46    9.63  118.92    12.91
Non-Goodwill Companies(151)                   0.51  174.26    0.75      13.41      95.90   12.35   95.90    14.61
Acquirors of FSLIC Cases(7)                   0.55  105.53    0.82      11.03     120.40    9.21  125.56    11.19


                                                 Dividend Data(6)
                                            ------------------------

                                            Ind.    Divi-
                                            Div./   dend    Payout
Financial Institution                       Share   Yield   Ratio(7)
---------------------                       ------- ------- --------
                                              ($)     (%)     (%)
SAIF-Insured Thrifts(258)                      0.36    2.80   34.60
NYSE Traded Companies(8)                       0.21    1.11   12.29
AMEX Traded Companies(24)                      0.37    3.13   41.52
NASDAQ Listed OTC Companies(226)               0.36    2.83   34.97
California Companies(17)                       0.12    0.86    9.65
Florida Companies(7)                           0.18    1.51   27.23
Mid-Atlantic Companies(48)                     0.34    2.61   32.95
Mid-West Companies(118)                        0.39    3.10   38.34
New England Companies(9)                       0.39    2.69   30.72
North-West Companies(14)                       0.44    3.13   38.99
South-East Companies(35)                       0.39    3.13   38.31
South-West Companies(5)                        0.39    2.20   20.67
Western Companies (Excl CA)(5)                 0.33    2.96   41.66
Thrift Strategy(235)                           0.37    2.92   36.31
Mortgage Banker Strategy(12)                   0.24    1.74   19.60
Real Estate Strategy(5)                        0.18    1.38   19.48
Diversified Strategy(5)                        0.28    1.58   17.61
Retail Banking Strategy(1)                     0.26    2.24   26.80
Companies Issuing Dividends(225)               0.41    3.17   38.91
Companies Without Dividends(33)                0.00    0.00    0.00
Equity/Assets less than 6%(26)                 0.20    1.29   13.28
Equity/Assets 6-12%(130)                       0.38    2.83   32.21
Equity/Assets greater than 12%(102)            0.38    3.16   44.56
Converted Last 3 Mths (no MHC)(1)              0.00    0.00    0.00
Actively Traded Companies(22)                  0.46    2.55   29.77
Market Value Below $20 Million(74)             0.34    3.24   39.91
Holding Company Structure(251)                 0.36    2.83   34.83
Assets Over $1 Billion(57)                     0.32    2.02   23.70
Assets $500 Million-$1 Billion(36)             0.39    2.98   32.72
Assets $250-$500 Million(57)                   0.40    2.95   38.36
Assets less than $250 Million(108)             0.35    3.10   40.14
Goodwill Companies(107)                        0.36    2.59   31.40
Non-Goodwill Companies(151)                    0.36    2.94   36.95
Acquirors of FSLIC Cases(7)                    0.38    2.17   23.76

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999


                                                                  Key Financial Ratios
                                            ----------------------------------------------------------

                                                    Tang.      Reported Earnings        Core Earnings
                                            Equity/ Equity/  ______________________    _______________
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
---------------------                       ------- ------- ------- ------- -------    ------- -------
                                               (%)    (%)     (%)     (%)     (%)        (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(49)                      10.88    10.49    0.99   10.87    8.65       0.96   10.17
NYSE Traded Companies(4)                     11.30     8.63    1.23   11.50    9.32       0.76    6.81
AMEX Traded Companies(4)                      9.08     8.91    0.99   11.87   10.06       0.91   11.09
NASDAQ Listed OTC Companies(41)              11.04    10.80    0.97   10.71    8.45       0.98   10.34
California Companies(1)                      11.09    11.07    1.53   14.28   16.83       1.53   14.21
Mid-Atlantic Companies(17)                   12.18    11.34    0.93    8.78    6.73       0.89    8.44
New England Companies(27)                     9.47     9.26    1.10   12.83   10.15       1.01   11.59
North-West Companies(3)                      14.68    14.64    0.53    6.74    5.12       0.93    8.51
South-East Companies(1)                      15.23    15.23    0.30    1.88    2.16       0.26    1.63
Thrift Strategy(40)                          11.55    11.17    0.98   10.31    8.32       0.92    9.34
Mortgage Banker Strategy(4)                   8.12     7.64    0.82   10.80    8.05       1.00   11.26
Real Estate Strategy(2)                       9.97     9.96    1.45   14.30   13.28       1.44   14.16
Diversified Strategy(3)                       6.11     5.27    1.00   15.57   10.20       1.06   16.63
Companies Issuing Dividends(44)              10.23     9.79    1.02   11.27    8.61       0.96   10.48
Companies Without Dividends(5)               17.62    17.62    0.77    6.76    9.04       0.96    6.97
Equity/Assets less than 6%(4)                 4.67     4.49    0.92   18.81   13.24       0.76   14.85
Equity/Assets 6-12%(29)                       8.30     7.90    1.09   12.96    9.65       1.05   12.42
Equity/Assets greater than 12%(16)           17.03    16.57    0.85    5.12    5.68       0.85    5.02
Converted Last 3 Mths (no MHC)(2)            25.12    25.12    0.17   -0.28    0.23       0.85    3.56
Actively Traded Companies(13)                 8.75     8.30    1.14   13.68   10.96       1.02   11.72
Market Value Below $20 Million(4)             9.69     9.56    0.93   10.25   10.65       0.72    8.12
Holding Company Structure(41)                11.50    11.24    0.97   10.24    8.35       0.96    9.85
Assets Over $1 Billion(18)                    9.99     9.10    1.12   12.88    9.36       1.08   11.91
Assets $500 Million-$1 Billion(11)           11.37    11.19    0.81    9.13    7.02       0.84    8.69
Assets $250-$500 Million(13)                 10.44    10.30    1.07   11.77    9.63       1.06   11.70
Assets less than $250 Million(7)             13.28    13.26    0.84    6.86    7.75       0.65    5.18
Goodwill Companies(26)                        8.73     7.95    1.00   12.00    9.79       0.93   10.87
Non-Goodwill Companies(22)                   12.45    12.45    0.97    9.93    7.49       0.97    9.68




                                               Asset Quality Ratios                  Pricing Ratios
                                            -------------------------     -----------------------------------------

                                                                                                  Price/    Price/
                                             NPAs   Resvs/  Resvs/    Price/    Price/    Price/   Tang.     Core
Financial Institution                       Assets   NPAs    Loans    Earning     Book    Assets   Book     Earnings
---------------------                       ------- ------- -------   -------   -------   ------- -------   --------
                                              (%)     (%)     (%)       (X)       (%)       (%)     (%)        (x)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(49)                       0.38  258.67    1.24    12.05  119.47   12.27  127.09   13.78
NYSE Traded Companies(4)                      0.84   85.18    0.99    11.91  122.25   13.95  170.44   19.92
AMEX Traded Companies(4)                      0.55  282.09    1.28    11.34  121.15   10.46  123.92   13.05
NASDAQ Listed OTC Companies(41)               0.33  273.19    1.26    12.14  119.06   12.32  123.92   13.33
California Companies(1)                       1.08  164.55    1.95     5.94   79.62    8.83   79.77    5.97
Mid-Atlantic Companies(17)                    0.50  168.46    1.05    15.46  113.95   14.34  129.28   18.08
New England Companies(27)                     0.33  297.86    1.36    10.73  128.07   11.11  132.88   11.97
North-West Companies(3)                       0.07  900.00    1.35     9.39   93.85   11.76   94.05   10.16
South-East Companies(1)                       0.13  190.67    0.37     0.00   98.30   14.97   98.30    0.00
Thrift Strategy(40)                           0.36  269.78    1.17    12.65  114.23   12.55  120.73   14.45
Mortgage Banker Strategy(4)                   0.32  225.48    1.03     8.74  148.48   12.34  159.59   14.16
Real Estate Strategy(2)                       0.74  220.84    1.73     8.11  118.59   11.39  118.67    8.19
Diversified Strategy(3)                       0.50  209.67    1.99    10.00  153.92    9.32  176.59    9.44
Companies Issuing Dividends(44)               0.37  255.64    1.19    12.29  124.46   12.29  132.85   14.01
Companies Without Dividends(5)                0.49  311.78    2.02     8.93   69.53   12.02   69.57   10.77
Equity/Assets less than 6%(4)                 0.30  349.43    1.61     7.74  141.67    6.62  147.66   10.00
Equity/Assets 6-12%(29)                       0.39  233.72    1.33    10.90  133.89   11.60  141.83   12.04
Equity/Assets greater than 12%(16)            0.39  279.74    0.97    15.87   89.51   14.94   97.05   18.79
Converted Last 3 Mths (no MHC)(2)             0.06    0.00    1.73    15.55   65.12   16.50   65.12   15.55
Actively Traded Companies(13)                 0.24  338.97    1.15     9.56  124.54   10.27  134.86   10.99
Market Value Below $20 Million(4)             0.35  302.29    1.39    11.47  106.70    9.88  109.26   14.42
Holding Company Structure(41)                 0.33  275.18    1.21    12.46  115.54   12.54  120.52   13.89
Assets Over $1 Billion(18)                    0.49  184.82    1.22    11.08  129.28   12.96  147.75   13.38
Assets $500 Million-$1 Billion(11)            0.39  297.34    1.29    14.27  116.69   11.54  119.73   16.03
Assets $250-$500 Million(13)                  0.29  321.12    1.36    10.33  121.08   11.94  122.99   10.52
Assets less than $250 Million(7)              0.20  303.76    1.00    14.30   96.79   12.40   97.15   17.73
Goodwill Companies(26)                        0.44  244.81    1.24    10.70  125.88   10.57  140.47   12.81
Non-Goodwill Companies(22)                    0.30  279.00    1.25    13.50  114.52   13.78  114.52   14.91




                                                 Dividend Data(6)
                                            ------------------------

                                            Ind.    Divi-
                                            Div./   dend    Payout
Financial Institution                       Share   Yield   Ratio(7)
---------------------                       ------- ------- --------
                                              ($)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(49)                       0.43    2.79   32.96
NYSE Traded Companies(4)                      0.52    2.52   32.21
AMEX Traded Companies(4)                      0.41    2.82   30.08
NASDAQ Listed OTC Companies(41)               0.42    2.80   33.36
California Companies(1)                       0.00    0.00    0.00
Mid-Atlantic Companies(17)                    0.45    2.57   39.31
New England Companies(27)                     0.46    2.97   31.04
North-West Companies(3)                       0.23    2.24   32.06
South-East Companies(1)                       0.40    5.76    0.00
Thrift Strategy(40)                           0.43    2.78   34.09
Mortgage Banker Strategy(4)                   0.59    2.71   22.95
Real Estate Strategy(2)                       0.20    2.67   27.40
Diversified Strategy(3)                       0.44    3.00   30.53
Companies Issuing Dividends(44)               0.47    3.06   35.56
Companies Without Dividends(5)                0.00    0.00    0.00
Equity/Assets less than 6%(4)                 0.35    2.53   18.04
Equity/Assets 6-12%(29)                       0.51    3.01   33.99
Equity/Assets greater than 12%(16)            0.31    2.46   35.77
Converted Last 3 Mths (no MHC)(2)             0.00    0.00    0.00
Actively Traded Companies(13)                 0.57    3.52   33.22
Market Value Below $20 Million(4)             0.38    2.33   28.98
Holding Company Structure(41)                 0.41    2.69   32.55
Assets Over $1 Billion(18)                    0.49    2.64   29.10
Assets $500 Million-$1 Billion(11)            0.42    2.84   41.78
Assets $250-$500 Million(13)                  0.42    2.98   31.21
Assets less than $250 Million(7)              0.29    2.67   30.74
Goodwill Companies(26)                        0.48    2.91   31.13
Non-Goodwill Companies(22)                    0.39    2.78   37.02

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999


                                                                  Key Financial Ratios
                                            ----------------------------------------------------------

                                                    Tang.      Reported Earnings        Core Earnings
                                            Equity/ Equity/  ______________________    _______________
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
---------------------                       ------- ------- ------- ------- -------    ------- -------
                                               (%)    (%)     (%)     (%)     (%)        (%)     (%)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(25)                    12.79    12.61    0.67    5.37    5.35       0.69    5.41
BIF-Insured Thrifts(6)                      15.90    15.32    1.16    7.39    6.84       1.05    6.60
AMEX Traded Companies(1)                    23.78    23.78    1.10    4.50    6.32       1.14    4.65
NASDAQ Listed OTC Companies(30)             13.05    12.78    0.76    5.80    5.61       0.74    5.67
Florida Companies(2)                         8.92     8.84    0.53    6.76    6.24       0.49    6.22
Mid-Atlantic Companies(22)                  12.82    12.51    0.69    5.39    5.58       0.69    5.39
Mid-West Companies(4)                       15.17    15.17    0.82    5.52    5.14       0.89    5.73
New England Companies(2)                    19.04    18.39    1.65    9.57    7.48       1.42    8.06
South-East Companies(1)                     16.73    16.73    0.96    5.24    3.96       0.86    4.70
Thrift Strategy(30)                         13.59    13.36    0.76    5.57    5.57       0.75    5.51
Diversified Strategy(1)                      7.68     6.39    0.95   11.62    7.56       0.78    9.54
Companies Issuing Dividends(26)             12.84    12.52    0.79    6.17    5.75       0.76    5.86
Companies Without Dividends(5)              16.31    16.31    0.66    3.65    5.05       0.75    4.49
Equity/Assets less than 6%(1)                4.69     4.52    0.35    6.61    5.93       0.31    6.00
Equity/Assets 6-12%(14)                      9.34     8.92    0.59    6.21    5.67       0.56    5.89
Equity/Assets greater than 12%(16)          17.49    17.35    0.94    5.32    5.59       0.95    5.39
Market Value Below $20 Million(5)           13.90    13.90    0.67    4.50    5.78       0.66    4.57
Holding Company Structure(29)               13.67    13.43    0.76    5.51    5.48       0.76    5.50
Assets Over $1 Billion(7)                   10.55     9.87    0.82    8.05    6.21       0.84    7.92
Assets $500 Million-$1 Billion(2)           20.75    20.60    1.41    6.28    5.00       1.29    6.06
Assets $250-$500 Million(13)                11.99    11.85    0.60    4.90    5.17       0.62    5.06
Assets less than $250 Million(9)            16.01    15.86    0.83    5.11    6.00       0.77    4.60
Goodwill Companies(10)                      10.36     9.55    0.75    7.43    6.01       0.72    7.04
Non-Goodwill Companies(21)                  14.84    14.84    0.77    4.97    5.46       0.77    4.97
MHC Institutions(31)                        13.40    13.13    0.77    5.76    5.64       0.76    5.64
MHC Converted Last 3 Months(1)              16.34    16.34    0.77    4.69    8.24       0.66    4.06


                                               Asset Quality Ratios                  Pricing Ratios
                                            -------------------------     -----------------------------------------

                                                                                                  Price/    Price/
                                             NPAs   Resvs/  Resvs/    Price/    Price/    Price/   Tang.     Core
Financial Institution                       Assets   NPAs    Loans    Earning     Book    Assets   Book     Earnings
---------------------                       ------- ------- -------   -------   -------   ------- -------   --------
                                              (%)     (%)     (%)       (X)       (%)       (%)     (%)        (x)

Market Averages. MHC Institutions
---------------------------------------------
SAIF-Insured Thrifts(25)                    0.38      170.52    0.74   19.12     101.66   12.58     105.19   19.06
BIF-Insured Thrifts(6)                      0.45      167.26    1.26   15.10     108.49   16.30     118.28   17.20
AMEX Traded Companies(1)                    0.43      201.40    1.33   15.83      71.11   16.91      71.11   15.32
NASDAQ Listed OTC Companies(30)             0.39      168.89    0.82   18.38     104.04   13.18     108.94   18.80
Florida Companies(2)                        0.18      259.26    0.53   16.06     100.45    8.30     102.51   17.48
Mid-Atlantic Companies(22)                  0.43      145.79    0.85   18.06      97.31   11.89     102.30   18.33
Mid-West Companies(4)                       0.41      183.18    0.40   21.29     112.38   16.92     112.38   20.09
New England Companies(2)                    0.29      212.98    1.92   13.38     132.51   21.77     148.99   15.78
South-East Companies(1)                     0.15      427.76    0.89   25.27     136.19   22.78     136.19   28.14
Thrift Strategy(30)                         0.39      168.49    0.81   18.47     100.98   13.33     104.78   18.77
Diversified Strategy(1)                     0.49      212.98    1.70   13.22     162.95   12.51     195.92   16.12
Companies Issuing Dividends(26)             0.41      163.44    0.81   18.48     108.59   13.55     114.24   18.95
Companies Without Dividends(5)              0.33      202.67    0.98   17.14      73.81   12.02      73.81   17.39
Equity/Assets less than 6%(1)               0.20      100.74    0.30   16.86     115.91    5.43     120.03   18.59
Equity/Assets 6-12%(14)                     0.51      152.98    0.83   17.10     112.18   10.06     121.19   18.29
Equity/Assets greater than 12%(16)          0.30      190.46    0.88   19.27      94.12   16.62      95.17   18.98
Market Value Below $20 Million(5)           0.52      176.14    0.85   14.08      75.89   10.51      75.89   17.62
Holding Company Structure(29)               0.36      173.28    0.82   18.70     101.42   13.44     105.35   18.88
Assets Over $1 Billion(7)                   0.32      134.76    0.74   16.51     127.34   12.52     143.37   16.05
Assets $500 Million-$1 Billion(2)           0.52       71.79    1.55   13.53     125.57   23.79     127.62   15.44
Assets $250-$500 Million(13)                0.31      184.03    0.72   19.87      94.67   11.04      95.60   19.56
Assets less than $250 Million(9)            0.54      187.97    0.93   18.10      91.02   14.84      93.08   19.91
Goodwill Companies(10)                      0.52      127.14    0.87   16.03     122.45   12.12     137.15   17.34
Non-Goodwill Companies(21)                  0.33      191.39    0.82   19.31      93.71   13.86      93.71   19.28
MHC Institutions(31)                        0.39      169.98    0.84   18.29     102.98   13.30     107.72   18.68
MHC Converted Last 3 Months(1)              0.39      207.53    1.37   12.13      56.95    9.31      56.95   14.02



                                                 Dividend Data(6)
                                            ------------------------

                                            Ind.    Divi-
                                            Div./   dend    Payout
Financial Institution                       Share   Yield   Ratio(7)
---------------------                       ------- ------- --------
                                              ($)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------------------
SAIF-Insured Thrifts(25)                       0.31    3.11   33.93
BIF-Insured Thrifts(6)                         0.34    2.44   37.65
AMEX Traded Companies(1)                       0.00    0.00    0.00
NASDAQ Listed OTC Companies(30)                0.32    3.08   36.49
Florida Companies(2)                           0.58    4.34   27.12
Mid-Atlantic Companies(22)                     0.22    2.57   32.43
Mid-West Companies(4)                          0.54    4.40   42.25
New England Companies(2)                       0.68    3.93   52.34
South-East Companies(1)                        0.22    1.78   44.90
Thrift Strategy(30)                            0.29    2.90   33.22
Diversified Strategy(1)                        1.12    5.43   71.79
Companies Issuing Dividends(26)                0.37    3.56   44.59
Companies Without Dividends(5)                 0.00    0.00    0.00
Equity/Assets less than 6%(1)                  1.00    6.90    0.00
Equity/Assets 6-12%(14)                        0.32    3.04   43.13
Equity/Assets greater than 12%(16)             0.26    2.69   25.92
Market Value Below $20 Million(5)              0.12    1.55   19.68
Holding Company Structure(29)                  0.29    2.88   32.79
Assets Over $1 Billion(7)                      0.48    3.61   42.30
Assets $500 Million-$1 Billion(2)              0.18    1.59   30.72
Assets $250-$500 Million(13)                   0.29    3.17   35.92
Assets less than $250 Million(9)               0.24    2.54   29.49
Goodwill Companies(10)                         0.40    3.20   45.27
Non-Goodwill Companies(21)                     0.27    2.88   28.23
MHC Institutions(31)                           0.31    2.98   34.90
MHC Converted Last 3 Months(1)                 0.00    0.00    0.00

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1997 or 1998. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1999 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999


                                                        Key Financial Ratios                          Asset Quality Ratios
                                        ----------------------------------------------------------   ----------------------
                                                 Tang.    Reported Earnings         Core Earnings
                                        Equity/ Equity/  ___________________       _______________     NPAs   Resvs/  Resvs/
Financial Institution                   Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)    Assets   NPAs   Loans
---------------------                   ------  ------  ------- ------- -------    ------- -------    ------- ------- ------
                                           (%)     (%)     (%)     (%)     (%)        (%)     (%)         (%)     (%)     (%)

NYSE Traded Companies
---------------------
CF    Charter One Financial of OH         7.69    7.11    1.04   13.27    7.97       1.25   15.94       0.48  117.09    0.79
CFB   Commercial Federal Corp. of NE      7.42    5.51    0.82   10.65   10.19       0.88   11.46       0.81   75.98    0.83
DME   Dime Bancorp, Inc. of NY*           6.52    5.09    1.10   16.82   13.94       0.60    9.27       0.45  134.73    0.96
DSL   Downey Financial Corp. of CA        6.07    6.02    0.82   11.50   10.15       0.70    9.78       0.41  102.32    0.47
FED   FirstFed Fin. Corp. of CA           6.07    6.05    0.94   14.63   14.35       0.93   14.48       0.37  525.69    2.43
GSB   Golden State Bancorp of CA          2.61    1.04    0.33   11.90    8.57       0.40   14.64       0.44  231.76    1.73
GDW   Golden West Fin. Corp. of CA        7.81    7.81    1.22   15.20    9.04       1.15   14.37       0.65   89.55    0.90
GPT   GreenPoint Fin. Corp. of NY*       13.46    7.25    1.29    9.76    7.17       0.63    4.74       1.55   47.02    1.17
JSB   JSB Financial, Inc. of NY(8)*      23.45   23.45    1.99    8.44    6.67       1.99    8.44       0.08  470.82    0.48
OCN   Ocwen Financial Corp. of FL        15.62   15.02    0.25    1.77    2.24      -0.60   -4.23       8.24   11.19    2.29
SIB   Staten Island Bancorp of NY*       13.92   13.54    1.31    7.91    6.84       1.06    6.41       0.51   73.78    0.83
WES   Westcorp Inc. of Orange CA          7.93    7.91    0.91   11.32    9.23       0.27    3.33       0.34  422.78    8.52

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA      9.21    9.21    0.77    7.06    7.31       0.76    6.92       0.30  306.26    1.13
ANE   Alliance Bncp of New Eng of CT*     4.95    4.89    0.99   17.06   13.96       0.93   15.96       0.22  471.56    1.68
BKC   American Bank of Waterbury CT*      8.06    7.84    1.40   16.02    9.35       1.30   14.87       1.17   85.99    1.86
BYS   Bay State Bancorp of MA            13.27   13.27    0.65    3.97    5.47       0.64    3.93       0.45  176.35    0.95
BFD   BostonFed Bancorp of MA             6.86    6.64    0.71    9.99   11.43       0.59    8.24       0.10  800.08    1.00
CNY   Carver Bancorp, Inc. of NY          7.92    7.69   -0.83  -10.72  -16.54       0.12    1.49       1.08   79.95    1.39
CBK   Citizens First Fin.Corp. of IL     11.29   11.29    0.52    4.31    6.33       0.40    3.29       0.42  121.12    0.61
EFC   EFC Bancorp, Inc of IL             14.41   14.41    0.90    4.81    7.03       0.90    4.81       0.41   75.33    0.40
EBI   Equality Bancorp, Inc. of MO        7.54    7.54    0.37    4.36    6.54      -0.12   -1.45       0.23   49.80    0.40
ESX   Essex Bancorp of Norfolk VA(8)      0.61    0.58    0.59     NM      NM        0.59     NM        0.58  106.79    0.71
FCB   Falmouth Bancorp, Inc. of MA*      16.23   16.23    0.84    4.61    5.29       0.65    3.55        NA      NA     0.70
FAB   FirstFed America Bancorp of MA      7.18    7.18    0.56    7.44    9.06       0.55    7.31       0.08     NA     1.49
GAF   GA Financial Corp. of PA            9.77    9.68    0.89    7.55    9.55       0.90    7.67       0.21   89.25    0.50
GOV   Gouverneur Bcp MHC of NY (45.0     23.78   23.78    1.10    4.50    6.32       1.14    4.65       0.43  201.40    1.33
HBS   Haywood Bancshares, Inc. of NC(8)  14.75   14.32    0.99    6.80    5.86       0.92    6.34       0.43  145.61    0.85
KNK   Kankakee Bancorp, Inc. of IL        9.08    7.76    0.40    4.17    5.90       0.40    4.17       0.65   84.45    0.82
KYF   Kentucky First Bancorp of KY       17.74   17.74    1.11    6.31    7.41       1.11    6.31       0.94   57.44    0.87
NBN   Northeast Bancorp of ME*            7.07    6.70    0.73    9.79   11.63       0.74   10.00       0.27  288.72    0.89
NEP   Northeast PA Fin. Corp of PA       12.91   12.91    0.85    5.45    8.32       0.80    5.17       0.19  223.40    0.73
PDB   Piedmont Bancorp, Inc. of NC       13.77   13.77    0.78    5.20    5.33       0.86    5.70       0.75  107.33    1.10
SPN   Security of PA Financial of PA     17.34   17.34   -0.04   -0.21   -0.32      -0.09   -0.49       0.67   49.54    0.55
SZB   SouthFirst Bancshares of AL         9.95    9.56    0.30    3.07    5.11       0.08    0.81        NA      NA     0.80
SRN   Southern Banc Company of AL        16.11   16.01    0.59    3.41    6.08       0.59    3.41        NA      NA     0.23
TSH   Teche Holding Company of LA        11.63   11.63    0.85    6.73    9.64       0.84    6.68        NA      NA     1.02
FTF   Texarkana Fst. Fin. Corp of AR     13.11   13.11    1.67   12.72   11.32       1.65   12.60       0.53   93.08    0.62
THR   Three Rivers Fin. Corp. of MI(8)   10.95   10.92    0.61    5.27    5.50       0.51    4.41       0.76   71.14    0.76
WSB   Washington SB, FSB of MD            9.21    9.21    0.38    4.27    6.80       0.32    3.53       0.43  102.10    1.00
WFI   Winton Financial Corp. of OH        6.90    6.82    0.70    9.80    5.05       0.84   11.76        NA      NA      NA
WRO   Woronoco Bancorp, Inc of MA        17.38   17.38    0.10    0.56    0.83       0.72    3.89       0.23  202.61    0.78

NASDAQ Listed OTC Companies
---------------------------
AMFC  AMB Financial Corp. of IN           9.50    9.50    0.54    5.05    6.72       0.63    5.90       0.76   62.17    0.57
ASBP  ASB Financial Corp. of OH          10.37   10.37    0.92    7.61    7.46       0.88    7.28       0.24  250.68    0.84
ABBK  Abington Bancorp of MA*             4.54    4.04    0.69   13.06   11.01       0.48    9.08       0.10  540.09    0.92
AABC  Access Anytime Bancorp of NM        8.65    8.65    1.29   15.63   16.50       0.31    3.73       0.65   77.25    0.65
AFBC  Advance Fin. Bancorp of WV         10.87   10.87    0.68    5.70    7.19       0.64    5.38       0.55   80.80    0.53
ALBC  Albion Banc Corp. of Albion NY(8)   8.29    8.29    0.31    3.73    2.10       0.40    4.78       0.54   67.92    0.46
ABCL  Alliance Bancorp, Inc. of IL        8.39    8.33    0.93   10.35    9.86       0.88    9.82       0.21  154.88    0.49


                                                     Pricing Ratios                      Dividend Data(6)
                                        -----------------------------------------    -----------------------
                                                                  Price/  Price/       Ind.   Divi-
                                         Price/  Price/  Price/   Tang.   Core         Div./   dend    Payout
Financial Institution                   Earning   Book   Assets   Book  Earnings       Share   Yield   Ratio(7)
---------------------                   ------- ------- -------  ------- -------      ------- ------- -------
                                            (X)     (%)     (%)      (%)     (x)           ($)     (%)     (%)

NYSE Traded Companies
---------------------
CF    Charter One Financial of OH        12.54  164.09   12.63  177.66   10.44         0.64    3.42   42.95
CFB   Commercial Federal Corp. of NE      9.81  102.74    7.62  138.36    9.12         0.28    1.66   16.28
DME   Dime Bancorp, Inc. of NY*           7.18  116.45    7.60  149.18   13.03         0.24    1.55   11.11
DSL   Downey Financial Corp. of CA        9.86  108.07    6.56  108.97   11.58         0.36    1.82   17.91
FED   FirstFed Fin. Corp. of CA           6.97  107.82    6.55  108.25    7.04         0.00    0.00    0.00
GSB   Golden State Bancorp of CA         11.67  145.38    3.79     NM     9.48         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA       11.07  167.67   13.09  167.67   11.71         0.21    0.65    7.19
GPT   GreenPoint Fin. Corp. of NY*       13.95  126.73   17.06  235.19   28.73         0.88    3.65   50.87
JSB   JSB Financial, Inc. of NY(8)*      14.99  127.23   29.84  127.23   14.99         1.80    3.51   52.63
OCN   Ocwen Financial Corp. of FL          NM    79.81   12.47   83.00     NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*       14.61  123.57   17.19  126.95   18.02         0.44    2.37   34.65
WES   Westcorp Inc. of Orange CA         10.84  119.88    9.50  120.16     NM          0.20    1.29   13.99

AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA     13.68  111.31   10.25  111.31   13.96         0.52    2.55   34.90
ANE   Alliance Bncp of New Eng of CT*     7.16  132.93    6.58  134.55    7.66         0.24    2.70   19.35
BKC   American Bank of Waterbury CT*     10.70  175.61   14.15  180.60   11.53         0.92    4.13   44.23
BYS   Bay State Bancorp of MA            18.27   75.10    9.97   75.10   18.45         0.32    1.68   30.77
BFD   BostonFed Bancorp of MA             8.75   86.36    5.92   89.14   10.62         0.48    3.32   29.09
CNY   Carver Bancorp, Inc. of NY           NM    64.57    5.11   66.45     NM          0.00    0.00     NM
CBK   Citizens First Fin.Corp. of IL     15.79   71.43    8.06   71.43   20.69         0.20    1.67   26.32
EFC   EFC Bancorp, Inc of IL             14.22   81.54   11.75   81.54   14.22         0.40    3.85   54.79
EBI   Equality Bancorp, Inc. of MO       15.29   70.13    5.29   70.13     NM          0.24    3.49   53.33
ESX   Essex Bancorp of Norfolk VA(8)      0.95   84.46    0.51   87.41    0.95         0.00    0.00    0.00
FCB   Falmouth Bancorp, Inc. of MA*      18.90   94.69   15.36   94.69   24.60         0.28    1.81   34.15
FAB   FirstFed America Bancorp of MA     11.04   82.99    5.96   82.99   11.24         0.28    2.29   25.23
GAF   GA Financial Corp. of PA           10.47   91.93    8.98   92.80   10.30         0.64    4.97   52.03
GOV   Gouverneur Bcp MHC of NY (45.0     15.83   71.11   16.91   71.11   15.32         0.00    0.00    0.00
HBS   Haywood Bancshares, Inc. of NC(8)  17.06  115.16   16.98  118.62   18.30         0.64    3.18   54.24
KNK   Kankakee Bancorp, Inc. of IL       16.96   75.03    6.81   87.77   16.96         0.48    2.19   37.21
KYF   Kentucky First Bancorp of KY       13.49   86.57   15.36   86.57   13.49         0.50    4.88   65.79
NBN   Northeast Bancorp of ME*            8.60   81.38    5.75   85.84    8.42         0.21    2.63   22.58
NEP   Northeast PA Fin. Corp of PA       12.03   71.55    9.24   71.55   12.68         0.24    2.56   30.77
PDB   Piedmont Bancorp, Inc. of NC       18.76  102.20   14.07  102.20   17.13         0.48    6.09     NM
SPN   Security of PA Financial of PA       NM    66.20   11.48   66.20     NM          0.20    2.13     NM
SZB   SouthFirst Bancshares of AL        19.58   62.38    6.21   64.96     NM          0.60    5.78     NM
SRN   Southern Banc Company of AL        16.46   59.78    9.63   60.13   16.46         0.35    3.73   61.40
TSH   Teche Holding Company of LA        10.37   73.88    8.59   73.88   10.45         0.50    3.74   38.76
FTF   Texarkana Fst. Fin. Corp of AR      8.83  112.31   14.73  112.31    8.91         0.68    3.53   31.19
THR   Three Rivers Fin. Corp. of MI(8)   18.17  100.84   11.04  101.10   21.71         0.46    2.94   53.49
WSB   Washington SB, FSB of MD           14.70   64.14    5.90   64.14   17.79         0.10    2.96   43.48
WFI   Winton Financial Corp. of OH       19.82  176.44   12.17  178.39   16.51         0.32    2.48   49.23
WRO   Woronoco Bancorp, Inc of MA          NM    67.81   11.79   67.81   17.30         0.17    1.75     NM

NASDAQ Listed OTC Companies
---------------------------
AMFC  AMB Financial Corp. of IN          14.89   82.71    7.86   82.71   12.74         0.32    2.42   35.96
ASBP  ASB Financial Corp. of OH          13.41  116.94   12.13  116.94   14.02         0.40    4.32   57.97
ABBK  Abington Bancorp of MA*             9.09  127.94    5.80  143.76   13.07         0.20    1.72   15.63
AABC  Access Anytime Bancorp of NM        6.06   88.44    7.65   88.44   25.42         0.00    0.00    0.00
AFBC  Advance Fin. Bancorp of WV         13.91   79.67    8.66   79.67   14.74         0.40    3.23   44.94
ALBC  Albion Banc Corp. of Albion NY(8)    NM   176.10   14.61  176.10     NM          0.12    0.79   37.50
ABCL  Alliance Bancorp, Inc. of IL       10.14  113.35    9.52  114.22   10.69         0.56    3.15   32.00


     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700                                                              Exhibit IV-1 (continued)
                                                                           Weekly Thrift Market Line - Part Two
                                                                              Prices As Of December 17, 1999



                                                                  Key Financial Ratios
                                                 ----------------------------------------------------------
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ______________________    _______________
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
     ---------------------                       ------- ------- ------- ------- -------    ------- -------
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ALLB  Alliance Bank MHC of PA (18.7)          9.46     9.46    0.76    7.42    7.33       0.76    7.42
     AHCI  Ambanc Holding Co., Inc. of NY*        10.63     9.59    0.49    4.32    4.39       0.49    4.32
     ASBI  Ameriana Bancorp of IN                  9.52     9.11    0.88    8.25    7.15       0.76    7.12
     AMFH  American Fin. Holdings of CT*          27.51    27.51    1.25    4.56    6.43       1.25    4.56
     ABCW  Anchor Bancorp Wisconsin of WI          8.04     8.04    0.77   10.78    4.87       0.88   12.26
     ANDB  Andover Bancorp, Inc. of MA*            8.72     8.72    1.26   14.60    9.70       1.27   14.71
     ASFC  Astoria Financial Corp. of NY           5.72     4.72    0.56    9.05    7.02       0.56    9.09
     BCSB  BCSB Bankcorp MHC of MD (38.6)         15.15    15.15    0.50    3.09    3.34       0.50    3.09
     BKCT  Bancorp Connecticut of CT*              7.86     7.86    1.33   14.75    9.07       1.20   13.34
     BPLS  Bank Plus Corp. of CA                   3.63     3.20   -0.43  -12.42  -21.21      -0.51  -14.52
     BNKU  Bank United Corp. of TX                 4.64     4.12    0.71   14.87   11.43       0.64   13.38
     BWFC  Bank West Fin. Corp. of MI              9.98     9.98    0.19    1.67    1.88       0.41    3.67
     BANC  BankAtlantic Bancorp of FL              5.96     4.59    0.42    6.97    8.10       0.52    8.71
     BKUNA BankUnited Fin. Corp. of FL             4.44     3.67   -0.11   -2.39   -3.35      -0.09   -1.89
     BFSB  Bedford Bancshares, Inc. of VA         12.70    12.70    1.36   10.23    9.18       1.36   10.23
     BFFC  Big Foot Fin. Corp. of IL              16.29    16.29    0.35    2.14    2.75       0.35    2.14
     BRBI  Blue River Bancshares of IN             9.85     8.02   -0.07   -0.66   -1.56      -0.15   -1.41
     BYFC  Broadway Fin. Corp. of CA               7.93     7.93    0.28    3.29    9.31       0.76    8.86
     BRKL  Brookline Bncp MHC of MA(46.0)*        30.40    30.40    2.35    7.51    7.39       2.06    6.58
     CBES  CBES Bancorp, Inc. of MO               10.83    10.83    0.70    6.40    7.61       0.20    1.81
     CITZ  CFS Bancorp, Inc. of IN                13.73    13.73    0.94    5.84    7.78       0.91    5.67
     CKFB  CKF Bancorp of Danville KY             18.52    18.52    1.09    5.33    7.50       1.09    5.33
     CNSB  CNS Bancorp, Inc. of MO(8)             23.25    23.25    0.74    3.20    3.06       0.62    2.68
     CNYF  CNY Financial Corp of NY*              25.42    25.42    0.85    3.58    3.25       0.85    3.58
     CAFI  Camco Fin. Corp. of OH                  7.98     7.56    0.89    9.97   10.66       0.64    7.15
     CMRN  Cameron Fin. Corp. of MO               16.45    16.45    0.88    4.84    7.74       0.87    4.74
     CFFN  Capitol Fincl MHC of KS (43.0)         16.00    16.00    0.62    3.75    4.40       1.04    6.31
     CFNC  Carolina Fincorp of NC(8)              13.31    13.31    0.78    5.81    4.84       0.67    4.98
     CASB  Cascade Financial Corp. of WA           5.85     5.85    0.80   12.34    6.92       0.71   11.06
     CATB  Catskill Fin. Corp. of NY*             17.48    17.48    1.29    6.43    7.42       1.30    6.49
     CAVB  Cavalry Bancorp of TN                  23.05    23.05    1.31    5.12    2.99       0.90    3.54
     CNIT  Cenit Bancorp of Norfolk VA             7.84     7.32    0.95   11.97    7.07       0.86   10.82
     CEBK  Central Bancorp of MA*                 10.27     9.47    0.80    7.70    7.42       0.66    6.40
     CENB  Century Bancorp, Inc. of NC            18.30    18.30    1.02    5.25    6.75       1.02    5.25
     CVAL  Chester Valley Bancorp of PA            7.03     7.03    1.03   13.05    7.66       0.99   12.59
     CLAS  Classic Bancshares, Inc. of KY         11.26     7.87    0.65    4.90    7.11       0.65    4.96
     CBSA  Coastal Bancorp of Houston TX           3.58     2.63    0.40   10.96   10.80       0.40   10.96
     CFCP  Coastal Fin. Corp. of SC                5.78     5.78    1.14   19.26    9.50       1.02   17.23
     COHB  Cohoes Bancorp of NY*                  19.14    19.14    0.48    2.56    3.40       0.48    2.56
     CFKY  Columbia Financial of KY               26.57    26.57    0.84    2.82    2.85       0.84    2.82
     CMSB  Commonwealth Bancorp Inc of PA          7.74     5.98    0.73    8.84    8.03       0.42    5.02
     CFFC  Community Fin. Corp. of VA             11.46    11.42    0.91    7.00    6.70       0.25    1.95
     CIBI  Community Inv. Bancorp of OH            9.03     9.03    0.81    9.06   10.27       0.81    9.06
     CMSV  Community Svgs Bcshrs of FL            14.64    14.64    0.72    4.95    4.72       0.72    4.95
     COOP  Cooperative Bancshares of NC            7.61     7.61    0.66    8.47    8.70       0.64    8.20
     CRZY  Crazy Woman Creek Bncorp of WY         21.04    21.04    1.14    5.17    8.30       1.14    5.17
     CRSB  Crusader Holding Corp of PA             8.57     8.23    1.92   20.51   16.47       1.73   18.42
     DCBI  Delphos Citizens Bancorp of OH         19.86    19.86    1.40    6.60    6.12       1.40    6.60
     DCOM  Dime Community Bancorp of NY*           9.18     6.45    1.03   10.69    9.38       1.03   10.69
     ESBF  ESB Financial Corp of PA                5.17     4.55    0.58    9.68    9.74       0.55    9.16
     EBSI  Eagle Bancshares of Tucker GA           6.18     6.18    0.76   12.65   11.72       0.71   11.90
     ESBK  Elmira Svgs Bank (The) of NY*           6.03     5.62    0.65   10.63    9.33       0.66   10.84
     EFBC  Empire Federal Bancorp of MT           29.60    29.60    1.20    3.77    5.65       1.20    3.77
     EQSB  Equitable FSB of Wheaton MD             4.99     4.99    0.62   11.79   11.78       0.59   11.38
     EVRT  Evertrust Fin. Grp, Inc. of WA*        22.74    22.74   -0.91   -5.11   -5.97       0.45    2.55
     FFDF  FFD Financial Corp. of OH              13.84    13.84    0.75    5.04    5.36       0.58    3.89

                                                     Asset Quality Ratios                     Pricing Ratios
                                                 ----------------------------    -------------------------------------------
                                                                                                          Price/     Price/
                                                   NPAs   Resvs/  Resvs/         Price/  Price/  Price/   Tang.      Core
     Financial Institution                        Assets   NPAs    Loans        Earning   Book   Assets   Book     Earnings
     ---------------------                       ------- ------- -------        -------  ------- ------- -------   --------
                                                    (%)      (%)     (%)           (X)     (%)     (%)     (%)       (x)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ALLB  Alliance Bank MHC of PA (18.7)          0.40   127.69    0.8          13.64    104.90   9.92   104.90     13.64
     AHCI  Ambanc Holding Co., Inc. of NY*         0.60   128.04    1.21         22.79     99.87  10.61   110.64     22.79
     ASBI  Ameriana Bancorp of IN                  0.42    69.74    0.44         13.98    117.49  11.19   122.84     16.19
     AMFH  American Fin. Holdings of CT*            NA       NA      NA          15.55     70.87  19.50    70.87     15.55
     ABCW  Anchor Bancorp Wisconsin of WI          0.23   379.62    1.08         20.55    167.41  13.46   167.41     18.07
     ANDB  Andover Bancorp, Inc. of MA*            0.22   354.03    1.04         10.30    144.59  12.61   144.59     10.23
     ASFC  Astoria Financial Corp. of NY           0.28   116.10    0.74         14.25    124.83   7.14   151.28     14.18
     BCSB  BCSB Bankcorp MHC of MD (38.6)          0.37   111.58    0.57         29.91     93.10  14.11    93.10     29.91
     BKCT  Bancorp Connecticut of CT*              0.36   280.36    1.79         11.03    176.89  13.91   176.89     12.20
     BPLS  Bank Plus Corp. of CA                   2.44    97.78    3.02           NM      65.76   2.39    74.69       NM
     BNKU  Bank United Corp. of TX                 0.67    76.06    0.66          8.75    124.38   5.77   139.92      9.72
     BWFC  Bank West Fin. Corp. of MI              0.71    35.60    0.35           NM      92.38   9.22    92.38     24.24
     BANC  BankAtlantic Bancorp of FL              0.85   120.92    1.71         12.35     87.13   5.20   113.30      9.88
     BKUNA BankUnited Fin. Corp. of FL             0.69    42.73    0.37           NM      72.47   3.22    87.75       NM
     BFSB  Bedford Bancshares, Inc. of VA           NA       NA     0.54         10.89    113.52  14.42   113.52     10.89
     BFFC  Big Foot Fin. Corp. of IL               0.12   121.95    0.21           NM      80.92  13.18    80.92       NM
     BRBI  Blue River Bancshares of IN             0.88    55.82    0.75           NM      42.78   4.21    52.57       NM
     BYFC  Broadway Fin. Corp. of CA               0.46   179.24    1.12         10.74     34.72   2.75    34.72      3.98
     BRKL  Brookline Bncp MHC of MA(46.0)*         0.08      NA     2.13         13.53    102.07  31.03   102.07     15.44
     CBES  CBES Bancorp, Inc. of MO                0.45   129.99    0.68         13.15     82.73   8.96    82.73       NM
     CITZ  CFS Bancorp, Inc. of IN                 0.76    48.55    0.70         12.86     83.84  11.51    83.84     13.23
     CKFB  CKF Bancorp of Danville KY              0.82    26.30    0.24         13.33     73.53  13.62    73.53     13.33
     CNSB  CNS Bancorp, Inc. of MO(8)               NA       NA     0.63           NM     105.06  24.42   105.06       NM
     CNYF  CNY Financial Corp of NY*               0.38   218.30    1.47           NM      99.55  25.30    99.55       NM
     CAFI  Camco Fin. Corp. of OH                  1.00    23.63    0.27          9.38     91.53   7.30    96.60     13.08
     CMRN  Cameron Fin. Corp. of MO                0.30   201.37    0.70         12.92     64.69  10.64    64.69     13.19
     CFFN  Capitol Fincl MHC of KS (43.0)          0.09    72.86    0.10         22.73     84.75  13.56    84.75     13.51
     CFNC  Carolina Fincorp of NC(8)               0.46    97.46    0.58         20.67    118.76  15.80   118.76     24.12
     CASB  Cascade Financial Corp. of WA           0.13   561.51    0.90         14.45    172.83  10.12   172.83     16.13
     CATB  Catskill Fin. Corp. of NY*              0.16   384.74    1.37         13.48     96.11  16.80    96.11     13.36
     CAVB  Cavalry Bancorp of TN                   0.11   892.07    1.39           NM     179.42  41.36   179.42       NM
     CNIT  Cenit Bancorp of Norfolk VA             0.16   370.42    0.83         14.15    166.42  13.05   178.33     15.65
     CEBK  Central Bancorp of MA*                  0.01      NA     0.99         13.47    104.06  10.68   112.77     16.21
     CENB  Century Bancorp, Inc. of NC             0.39   154.30    0.72         14.83     81.00  14.82    81.00     14.83
     CVAL  Chester Valley Bancorp of PA            0.20   383.61    1.20         13.05    172.72  12.15   172.72     13.53
     CLAS  Classic Bancshares, Inc. of KY          0.60   124.15    1.03         14.06     71.93   8.10   103.02     13.89
     CBSA  Coastal Bancorp of Houston TX           0.95    51.02    0.81          9.26    103.61   3.71   141.36      9.26
     CFCP  Coastal Fin. Corp. of SC                0.21   421.09    1.39         10.53    196.40  11.36   196.40     11.76
     COHB  Cohoes Bancorp of NY*                   0.80    80.11    0.78         29.41     69.64  13.33    69.64     29.41
     CFKY  Columbia Financial of KY                0.07   394.74    0.43           NM     114.24  30.35   114.24       NM
     CMSB  Commonwealth Bancorp Inc of PA          0.42   123.93    0.76         12.45    130.68  10.11   169.14     21.92
     CFFC  Community Fin. Corp. of VA              1.11    47.50    0.69         14.93    104.78  12.00   105.08       NM
     CIBI  Community Inv. Bancorp of OH             NA       NA     0.62          9.74     85.23   7.70    85.23      9.74
     CMSV  Community Svgs Bcshrs of FL             0.15   291.83    0.63         21.19    100.64  14.74   100.64     21.19
     COOP  Cooperative Bancshares of NC            0.42    80.30    0.40         11.49     99.63   7.58    99.63     11.88
     CRZY  Crazy Woman Creek Bncorp of WY          0.22   176.60    0.83         12.05     64.56  13.58    64.56     12.05
     CRSB  Crusader Holding Corp of PA             0.85    75.76    1.02          6.07    116.55   9.99   121.45      6.76
     DCBI  Delphos Citizens Bancorp of OH          0.30    35.00    0.12         16.35    109.32  21.72   109.32     16.35
     DCOM  Dime Community Bancorp of NY*           0.21   302.83    1.02         10.66    106.23   9.75   151.14     10.66
     ESBF  ESB Financial Corp of PA                0.60    77.44    1.25         10.27    111.43   5.76   126.79     10.85
     EBSI  Eagle Bancshares of Tucker GA           0.81    74.46    1.06          8.53    109.77   6.79   109.77      9.06
     ESBK  Elmira Svgs Bank (The) of NY*           0.42   186.25    1.00         10.71    112.44   6.78   120.51     10.51
     EFBC  Empire Federal Bancorp of MT            0.01      NA     0.38         17.69     69.78  20.66    69.78     17.69
     EQSB  Equitable FSB of Wheaton MD             0.22      NA      NA           8.49     94.49   4.72    94.49      8.80
     EVRT  Evertrust Fin. Grp, Inc. of WA*         0.06      NA     1.73           NM      59.37  13.50    59.37       NM
     FFDF  FFD Financial Corp. of OH               0.06   375.68    0.31         18.65     95.17  13.18    95.17     24.16

                                                     Dividend Data(6)
                                                 ----------------------------
                                                   Ind.   Divi-
                                                  Div./   dend    Payout
     Financial Institution                        Share   Yield   Ratio(7)
     ---------------------                       ------- ------- -------
                                                     ($)     (%)     (%)

     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     ALLB  Alliance Bank MHC of PA (18.7)          0.36    4.00   54.55
     AHCI  Ambanc Holding Co., Inc. of NY*         0.40    2.58   58.82
     ASBI  Ameriana Bancorp of IN                  0.60    3.90   54.55
     AMFH  American Fin. Holdings of CT*           0.00    0.00    0.00
     ABCW  Anchor Bancorp Wisconsin of WI          0.26    1.73   35.62
     ANDB  Andover Bancorp, Inc. of MA*            0.96    3.38   34.78
     ASFC  Astoria Financial Corp. of NY           0.96    3.19   45.50
     BCSB  BCSB Bankcorp MHC of MD (38.6)          0.50    7.27     NM
     BKCT  Bancorp Connecticut of CT*              0.62    4.13   45.59
     BPLS  Bank Plus Corp. of CA                   0.00    0.00     NM
     BNKU  Bank United Corp. of TX                 0.74    2.56   22.42
     BWFC  Bank West Fin. Corp. of MI              0.24    3.00     NM
     BANC  BankAtlantic Bancorp of FL              0.08    1.62   20.00
     BKUNA BankUnited Fin. Corp. of FL             0.00    0.00     NM
     BFSB  Bedford Bancshares, Inc. of VA          0.36    3.27   35.64
     BFFC  Big Foot Fin. Corp. of IL               0.20    1.62   58.82
     BRBI  Blue River Bancshares of IN             0.00    0.00     NM
     BYFC  Broadway Fin. Corp. of CA               0.20    4.05   43.48
     BRKL  Brookline Bncp MHC of MA(46.0)*         0.24    2.43   32.88
     CBES  CBES Bancorp, Inc. of MO                0.72    4.68   61.54
     CITZ  CFS Bancorp, Inc. of IN                 0.36    3.94   50.70
     CKFB  CKF Bancorp of Danville KY              0.60    5.00   66.67
     CNSB  CNS Bancorp, Inc. of MO(8)              0.36    2.25   73.47
     CNYF  CNY Financial Corp of NY*               0.40    2.60     NM
     CAFI  Camco Fin. Corp. of OH                  0.48    4.83   45.28
     CMRN  Cameron Fin. Corp. of MO                0.50    3.99   51.55
     CFFN  Capitol Fincl MHC of KS (43.0)          0.40    4.00     NM
     CFNC  Carolina Fincorp of NC(8)               0.24    2.37   48.98
     CASB  Cascade Financial Corp. of WA           0.00    0.00    0.00
     CATB  Catskill Fin. Corp. of NY*              0.44    3.02   40.74
     CAVB  Cavalry Bancorp of TN                   0.20    0.88   29.41
     CNIT  Cenit Bancorp of Norfolk VA             0.60    3.39   48.00
     CEBK  Central Bancorp of MA*                  0.40    1.93   25.97
     CENB  Century Bancorp, Inc. of NC             0.68    5.33     NM
     CVAL  Chester Valley Bancorp of PA            0.36    2.44   31.86
     CLAS  Classic Bancshares, Inc. of KY          0.32    2.84   40.00
     CBSA  Coastal Bancorp of Houston TX           0.32    1.83   16.93
     CFCP  Coastal Fin. Corp. of SC                0.27    2.25   23.68
     COHB  Cohoes Bancorp of NY*                   0.24    2.40   70.59
     CFKY  Columbia Financial of KY                0.28    2.15     NM
     CMSB  Commonwealth Bancorp Inc of PA          0.36    2.19   27.27
     CFFC  Community Fin. Corp. of VA              0.32    2.98   44.44
     CIBI  Community Inv. Bancorp of OH            0.26    3.47   33.77
     CMSV  Community Svgs Bcshrs of FL             0.44    3.52   74.58
     COOP  Cooperative Bancshares of NC            0.00    0.00    0.00
     CRZY  Crazy Woman Creek Bncorp of WY          0.48    4.80   57.83
     CRSB  Crusader Holding Corp of PA             0.00    0.00    0.00
     DCBI  Delphos Citizens Bancorp of OH          0.28    1.65   26.92
     DCOM  Dime Community Bancorp of NY*           0.68    3.80   40.48
     ESBF  ESB Financial Corp of PA                0.36    3.13   32.14
     EBSI  Eagle Bancshares of Tucker GA           0.64    4.41   37.65
     ESBK  Elmira Svgs Bank (The) of NY*           0.64    2.84   30.48
     EFBC  Empire Federal Bancorp of MT            0.40    3.48   61.54
     EQSB  Equitable FSB of Wheaton MD             0.00    0.00    0.00
     EVRT  Evertrust Fin. Grp, Inc. of WA*         0.00    0.00     NM
     FFDF  FFD Financial Corp. of OH               0.34    3.20   59.65

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999

                                                                Key Financial Ratios                         Asset Quality Ratios
                                               ----------------------------------------------------------   ----------------------
                                                        Tang.      Reported Earnings      Core Earnings
                                               Equity/ Equity/   ______________________   _______________     NPAs   Resvs/  Resvs
Financial Institution                          Assets  Assets    ROA(5)  ROE(5)  ROI(5)    ROA(5)  ROE(5)    Assets   NPAs    Loan
---------------------                         -------  -------  ------- ------- -------   ------- -------    ------ ------- ------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)         (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFLC  FFLC Bancorp of Leesburg FL             9.96     9.96    1.10    9.92   10.25       0.98    8.86       0.23  210.01    0.55
FFWC  FFW Corporation of Wabash IN            8.48     7.88    1.00   11.14   11.77       0.77    8.59       0.49  152.63    1.06
FFYF  FFY Financial Corp. of OH              10.07    10.07    1.21   10.66    9.47       1.16   10.20       0.32  126.44    0.58
FMCO  FMS Financial Corp. of NJ               6.16     6.15    0.71   11.29    7.26       0.69   10.97       0.66   77.76    1.27
FFHH  FSF Financial Corp. of MN              10.12     9.45    0.59    5.81    7.23       0.34    3.33       0.13  252.18    0.50
FDTR  Federal Trust Corp of FL                6.74     6.74    0.42    5.90    6.72       0.32    4.43       0.90   71.60    0.71
FBCI  Fidelity Bancorp of Chicago IL          7.01     7.01    0.74    9.50   10.46       0.74    9.50       0.06  227.41    0.15
FSBI  Fidelity Bancorp, Inc. of PA            5.40     5.40    0.75   12.04   13.73       0.74   11.83       0.52   99.72    0.90
FFFL  Fidelity Bcsh MHC of FL (48.0)          4.69     4.52    0.35    6.61    5.93       0.31    6.00       0.20  100.74    0.30
FFED  Fidelity Fed. Bancorp of IN             4.72     4.72    0.21    4.76    8.00       0.29    6.75       2.71   56.12    2.29
FFOH  Fidelity Financial of OH(8)            12.22    11.42    0.57    4.61    2.62       0.96    7.82       0.49   80.23    0.46
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          6.68     6.68    0.31    4.19    3.33       0.24    3.18       0.31  142.81    0.86
FBEI  First Bancorp of Indiana of IN         29.12    29.12    0.64    2.20    3.81       0.64    2.20       0.14  183.43    0.52
FBSI  First Bancshares, Inc. of MO           13.50    13.01    1.07    7.80    9.33       1.05    7.63       1.28   24.28    0.35
FBBC  First Bell Bancorp of PA                7.10     7.10    1.00   11.80    9.77       1.00   11.80       0.06  199.33    0.17
FCAP  First Capital, Inc. of IN              13.12    13.12    0.85    6.05    6.82       0.89    6.38       0.09     NA      NA
FCME  First Coastal Corp. of ME*              9.15     9.15    1.20   13.33   18.86       0.59    6.54       0.33  459.00    2.38
FCFN  First Community Fin Corp of NC         21.06    21.06    0.08    0.36    0.54       0.70    3.08       0.60  116.19    1.11
FDEF  First Defiance Fin.Corp. of OH          9.69     8.09    0.59    5.15    6.42       0.15    1.34       2.16   41.18    1.75
FESX  First Essex Bancorp of MA*              6.82     5.16    0.92   12.64   10.76       0.87   11.84       0.32  266.07    1.44
FFES  First Fed of E. Hartford CT             7.01     7.01    0.60    8.32    8.15       0.59    8.05       0.09  227.44    0.92
BDJI  First Fed. Bancorp. of MN               9.88     9.88    0.60    5.89    8.64       0.64    6.32       0.44   95.03    0.96
FFBH  First Fed. Bancshares of AR            11.85    11.85    1.00    7.84    9.14       0.98    7.64       0.81   14.22    0.17
FTFC  First Fed. Capital Corp. of WI          6.75     6.09    1.19   17.40    8.59       0.94   13.77       0.11  365.47    0.54
FFKY  First Fed. Fin. Corp. of KY            10.98     8.84    1.32   11.28    7.07       1.33   11.42        NA      NA     0.52
FFBZ  First Federal Bancorp of OH             8.41     8.41    0.71    8.80    6.16       0.69    8.61       0.54  160.02    1.01
FFSX  First Federal Bankshares of IA          9.94     6.92    0.78    8.81   10.96       0.62    7.01       0.31  146.90    0.68
FFCH  First Fin. Holdings Inc. of SC          6.08     6.08    0.99   15.64    9.06       0.94   14.89       0.62  112.99    0.83
FFHS  First Franklin Corp. of OH              8.04     8.02    0.62    7.18    6.94       0.55    6.38       0.42   93.43    0.59
FGHC  First Georgia Hold. Corp of GA          8.49     8.13    1.11   13.51    6.00       0.85   10.36       1.44   42.61    0.73
FFSL  First Independence Corp. of KS          9.49     9.49    0.86    9.04   10.23       0.86    9.04       1.84   29.71    0.66
FISB  First Indiana Corp. of IN               9.21     9.12    1.17   12.80    7.60       0.78    8.53       0.82  187.60    1.84
FKAN  First Kansas Financial of KS           13.38    13.25    0.63    3.81    5.09       0.63    3.81       0.21   74.92    0.50
FKFS  First Keystone Fin. Corp of PA          5.31     5.31    0.65   11.24   14.72       0.56    9.72        NA      NA     0.84
FLKY  First Lancaster Bncshrs of KY          25.60    25.60    0.55    2.21    2.61       0.55    2.21       3.07   27.81    0.95
CASH  First Midwest Fin., Inc. of IA          7.78     6.97    0.55    6.38   10.50       0.51    5.89       0.47  129.86    1.01
FMSB  First Mutual SB of Bellevue WA*         6.99     6.99    1.13   16.02   11.08       0.96   13.57       0.09     NA     1.51
FNFI  First Niles Financial of OH            34.25    34.25    1.57    4.96    5.98       1.47    4.64       0.97   64.80    1.40
FNGB  First Northern Cap. Corp of WI          9.59     9.59    0.98    9.52    8.43       0.94    9.18       0.10  470.28    0.52
FPFC  First Place Fin. Corp of OH            19.10    19.10    0.43    2.08    2.59       0.42    2.01        NA      NA     0.75
FWWB  First Savings Bancorp of WA            10.20     8.00    1.01    9.16    9.50       0.91    8.20       0.49  157.68    1.10
FSFF  First SecurityFed Fin of IL            22.86    22.80    1.47    6.04    8.46       1.47    6.04       0.26  241.01    0.94
FSLA  First Sentinal Bancorp of NJ           13.76    13.39    1.23    7.64    6.71       1.18    7.36       0.20  276.05    1.10
SOPN  First Svgs Bancorp of NC(8)            19.63    19.63    1.73    7.86    7.89       1.73    7.86       0.11  164.64    0.28
FBNW  FirstBank NW Corp of ID                11.93    11.93    0.90    6.83    8.23       0.64    4.89       0.42  164.40    0.87
FFDB  FirstFed Bancorp, Inc. of AL           10.33     9.65    0.74    7.37    6.27       0.74    7.37       0.92   62.83    0.93
FSPT  FirstSpartan Fin. Corp. of SC          12.42    12.42    0.87    4.95    6.94       1.04    5.95       0.36  153.33    0.66
FLGS  Flagstar Bancorp, Inc of MI             5.00     4.95    1.24   24.92   21.05       1.24   24.92       1.66   34.17    1.88
FFBK  FloridaFirst MHC of FL (47.0)          13.15    13.15    0.71    6.92    6.56       0.66    6.45       0.15  417.78    0.75
FFIC  Flushing Fin. Corp. of NY*              9.95     9.55    1.05    9.56    7.78       1.04    9.48       0.47  123.02    0.82
FTSB  Fort Thomas Fin. Corp. of KY           13.35    13.35    0.89    6.67    4.13       0.89    6.67       2.46   27.15    0.75
FKKY  Frankfort First Bancorp of KY          14.95    14.95    1.18    7.52    7.27       1.18    7.52       0.21   33.90    0.07
GUPB  GFSB Bancorp, Inc of Gallup NM          7.97     7.97    0.82    9.04    8.43       0.79    8.74       0.37   79.55    0.46
GSLA  GS Financial Corp. of LA               27.85    27.85    0.88    2.90    5.10       0.88    2.90       0.06  469.66    0.61
GOSB  GSB Financial Corp. of NY*             16.97    16.97    0.89    4.38    5.25       0.78    3.84        NA      NA     0.24
GBNK  Gaston Fed Bncp MHC of NC(46.3         16.73    16.73    0.96    5.24    3.96       0.86    4.70       0.15  427.76    0.89

                                                          Pricing Ratios                   Dividend Data(6)
                                             -----------------------------------------   -----------------------
                                                                      Price/  Price/      Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core       Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings     Share   Yield   Ratio(7)
---------------------                        -------  ------- ------- ------- -------    ------- ------- -------
                                                 (X)     (%)     (%)     (%)     (x)        ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFLC  FFLC Bancorp of Leesburg FL             9.75   95.37    9.50   95.37   10.92         0.44    3.01   29.33
FFWC  FFW Corporation of Wabash IN            8.50   97.89    8.30  105.35   11.02         0.48    3.69   31.37
FFYF  FFY Financial Corp. of OH              10.56  127.87   12.87  127.87   11.04         0.50    4.08   43.10
FMCO  FMS Financial Corp. of NJ              13.77  150.08    9.24  150.32   14.18         0.12    1.26   17.39
FFHH  FSF Financial Corp. of MN              13.83   81.63    8.26   87.43   24.14         0.50    4.06   56.18
FDTR  Federal Trust Corp of FL               14.88   84.40    5.68   84.40   19.83         0.00    0.00    0.00
FBCI  Fidelity Bancorp of Chicago IL          9.56   93.96    6.59   94.01    9.56         0.44    2.46   23.53
FSBI  Fidelity Bancorp, Inc. of PA            7.29   94.65    5.11   94.65    7.41         0.40    3.14   22.86
FFFL  Fidelity Bcsh MHC of FL (48.0)         16.86  115.91    5.43  120.03   18.59         1.00    6.90     NM
FFED  Fidelity Fed. Bancorp of IN            12.50   60.73    2.87   60.73    8.82         0.00    0.00    0.00
FFOH  Fidelity Financial of OH(8)              NM   152.65   18.66  163.42   22.52         0.36    2.19     NM
SBFL  Fingr Lakes Fin.MHC OF NY(33.1         30.00  133.21    8.90  133.21     NM          0.24    3.20     NM
FBEI  First Bancorp of Indiana of IN         26.26   58.16   16.94   58.16   26.26         0.00    0.00    0.00
FBSI  First Bancshares, Inc. of MO           10.72   83.22   11.23   86.32   10.96         0.16    1.60   17.20
FBBC  First Bell Bancorp of PA               10.23  142.26   10.10  142.26   10.23         0.40    2.62   26.85
FCAP  First Capital, Inc. of IN              14.67   82.40   10.81   82.40   13.92         0.40    3.64   53.33
FCME  First Coastal Corp. of ME*              5.30   68.25    6.25   68.25   10.80         0.00    0.00    0.00
FCFN  First Community Fin Corp of NC           NM    66.00   13.90   66.00   21.47         0.00    0.00    0.00
FDEF  First Defiance Fin.Corp. of OH         15.58   83.20    8.06   99.63     NM          0.40    3.72   57.97
FESX  First Essex Bancorp of MA*              9.30  121.51    8.29  160.72    9.93         0.72    4.90   45.57
FFES  First Fed of E. Hartford CT            12.27  106.21    7.44  106.21   12.68         0.72    2.72   33.33
BDJI  First Fed. Bancorp. of MN              11.57   68.46    6.76   68.46   10.78         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR            10.94   87.25   10.34   87.25   11.24         0.32    1.92   21.05
FTFC  First Fed. Capital Corp. of WI         11.63  192.24   12.97  213.06   14.70         0.36    2.69   31.30
FFKY  First Fed. Fin. Corp. of KY            14.14  163.99   18.00  203.51   13.97         0.72    3.18   45.00
FFBZ  First Federal Bancorp of OH            16.23  138.22   11.62  138.22   16.59         0.16    2.10   34.04
FFSX  First Federal Bankshares of IA          9.12   63.09    6.27   90.58   11.46         0.30    3.36   30.61
FFCH  First Fin. Holdings Inc. of SC         11.03  169.67   10.32  169.67   11.59         0.56    3.50   38.62
FFHS  First Franklin Corp. of OH             14.41  107.28    8.63  107.55   16.21         0.30    2.31   33.33
FGHC  First Georgia Hold. Corp of GA         16.67  211.86   17.99  221.24   21.74         0.08    1.60   26.67
FFSL  First Independence Corp. of KS          9.78   85.58    8.12   85.58    9.78         0.35    3.31   32.41
FISB  First Indiana Corp. of IN              13.16  162.81   14.99  164.35   19.74         0.52    2.31   30.41
FKAN  First Kansas Financial of KS           19.64   79.31   10.61   80.12   19.64         0.20    1.82   35.71
FKFS  First Keystone Fin. Corp of PA          6.79   80.68    4.28   80.68    7.85         0.24    2.80   19.05
FLKY  First Lancaster Bncshrs of KY            NM    85.51   21.89   85.51     NM          0.60    4.75     NM
CASH  First Midwest Fin., Inc. of IA          9.52   63.05    4.90   70.32   10.31         0.52    5.20   49.52
FMSB  First Mutual SB of Bellevue WA*         9.02  136.80    9.56  136.80   10.66         0.20    1.79   16.13
FNFI  First Niles Financial of OH            16.73   75.68   25.92   75.68   17.89         0.40    3.11   51.95
FNGB  First Northern Cap. Corp of WI         11.87  111.90   10.73  111.90   12.31         0.40    4.01   47.62
FPFC  First Place Fin. Corp of OH              NM    82.77   15.81   82.77     NM          0.30    2.68     NM
FWWB  First Savings Bancorp of WA            10.53   95.32    9.72  121.45   11.77         0.48    3.19   33.57
FSFF  First SecurityFed Fin of IL            11.83   72.10   16.48   72.29   11.83         0.40    3.68   43.48
FSLA  First Sentinal Bancorp of NJ           14.91  122.15   16.81  125.59   15.48         0.24    2.98   44.44
SOPN  First Svgs Bancorp of NC(8)            12.67  104.42   20.49  104.42   12.67         1.04    5.44   68.87
FBNW  FirstBank NW Corp of ID                12.16   86.04   10.26   86.04   16.99         0.36    2.72   33.03
FFDB  FirstFed Bancorp, Inc. of AL           15.95  115.19   11.90  123.33   15.95         0.28    3.03   48.28
FSPT  FirstSpartan Fin. Corp. of SC          14.41   99.83   12.40   99.83   11.97         1.00    5.64     NM
FLGS  Flagstar Bancorp, Inc of MI             4.75  108.11    5.41  109.37    4.75         0.40    2.66   12.62
FFBK  FloridaFirst MHC of FL (47.0)          15.25   84.99   11.18   84.99   16.36         0.16    1.78   27.12
FFIC  Flushing Fin. Corp. of NY*             12.85  130.55   12.98  135.94   12.96         0.32    2.02   26.02
FTSB  Fort Thomas Fin. Corp. of KY           24.19  164.84   22.00  164.84   24.19         0.25    1.67   40.32
FKKY  Frankfort First Bancorp of KY          13.75  106.40   15.91  106.40   13.75         0.96    6.35     NM
GUPB  GFSB Bancorp, Inc of Gallup NM         11.86  110.50    8.81  110.50   12.28         0.40    2.86   33.90
GSLA  GS Financial Corp. of LA               19.61   60.39   16.82   60.39   19.61         0.36    3.60   70.59
GOSB  GSB Financial Corp. of NY*             19.05   86.45   14.68   86.45   21.72         0.20    1.62   30.77
GBNK  Gaston Fed Bncp MHC of NC(46.3         25.27  136.19   22.78  136.19   28.14         0.22    1.78   44.90

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999


                                                                    Key Financial Ratios
                                                -------------------------------------------------------------
                                                            Tang.     Reported Earnings        Core Earnings
                                                Equity/    Equity/  ----------------------     --------------
Financial Institutions                          Assets     Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)
----------------------                          ------     ------   ------  ------  ------     ------  ------
                                                  (%)        (%)      (%)     (%)     (%)         (%)     (%)
NASDAQ Listed OTC Companies (continued)
--------------------------------------
GCFC  Grand Central Fin Corp of OH                21.25    21.25    0.54    2.63     2.76       0.49    2.37
GTPS  Great American Bancorp of IL                14.46    14.46    0.38    2.55     3.54       0.38    2.55
PEDE  Great Pee Dee Bancorp of SC                 38.36    38.36    1.22    2.88     3.67       1.19    2.81
GAFC  Greater Atlant. Fin Corp of VA              12.57    12.57   -0.36   -2.58    -4.54      -1.12   -8.10
GCBC  Green Co. Bcrp MHC of NY (44.5              15.09    15.09    0.82    5.30     6.57       0.82    5.30
GFED  Guaranty Fed Bancshares of MO               19.56    19.56    1.16    5.40     6.34       1.14    5.32
HFFC  HF Financial Corp. of SD                     7.26     6.52    0.19    2.25     2.49       0.12    1.39
HMNF  HMN Financial, Inc. of MN                    9.56     8.80    0.99   10.13    11.12       0.74    7.58
HALL  Hallmark Capital Corp. of WI                 6.45     6.45    0.66    9.20    12.37       0.59    8.33
HRBF  Harbor Federal Bancorp of MD                 9.43     9.43    0.75    6.59     8.23       0.75    6.59
HARB  Harbor Florida Bancshrs of FL               16.12    15.97    1.50    8.59     6.08       1.50    8.59
HFSA  Hardin Bancorp of Hardin MO                  8.94     8.94    0.93    9.92    11.62       0.75    8.00
HARL  Harleysville SB of PA                        6.30     6.30    0.81   12.75    12.03       0.80   12.66
HFGI  Harrington Fin. Group of IN                  3.51     3.51   -0.24   -6.77    -5.61      -0.20   -5.41
HARS  Harris Fin. MHC of PA (24.1)                 6.73     6.05    0.70    9.48     6.63       0.62    8.41
HFFB  Harrodsburg 1st Fin Bcrp of KY              23.74    23.74    1.37    5.53     6.78       1.37    5.53
HHFC  Harvest Home Fin. Corp. of OH(8)             9.80     9.80    0.53    5.19     3.33       0.53    5.19
HAVN  Haven Bancorp of Woodhaven NY                3.77     3.60    0.44    9.71     8.36       0.38    8.41
HTHR  Hawthorne Fin. Corp. of CA                   5.77     5.77    0.85   14.88    19.04       0.88   15.56
HMLK  Hemlock Fed. Fin. Corp. of IL               12.05    12.05    0.78    5.94     6.91       0.79    6.01
HBSC  Heritage Bancorp, Inc of SC                 23.78    23.78    0.78    2.72     3.14       1.19    4.15
HFWA  Heritage Financial Corp of WA               20.80    19.13    0.94    4.28     4.46       0.68    3.07
HCBC  High Country Bancorp of CO                  15.14    15.14    0.77    4.73     5.23       0.72    4.45
HBNK  Highland Bancorp of CA                       7.25     7.25    1.53   21.20    12.39       1.64   22.72
HIFS  Hingham Inst. for Sav. of MA*                8.81     8.81    1.20   13.23    11.34       1.19   13.07
HBFW  Home Bancorp of Fort Wayne IN                9.49     9.49    0.78    7.38     7.33       0.76    7.23
HCFC  Home City Fin. Corp. of OH                  11.23    11.23    1.09    8.89     9.12       1.09    8.89
HOMF  Home Fed Bancorp of Seymour IN               9.12     8.91    1.39   14.84     9.17       1.15   12.31
HWEN  Home Financial Bancorp of IN                12.34    12.34    0.31    2.21     2.64       0.31    2.21
HLFC  Home Loan Financial Corp of OH              18.88    18.88    1.22    4.49     7.61       1.22    4.49
HPBC  Home Port Bancorp, Inc. of MA*               8.35     8.35    1.65   19.20     9.87       1.59   18.53
HSTD  Homestead Bancorp, Inc. of LA               13.12    13.12    0.55    3.50     7.20       0.51    3.27
HFBC  HopFed Bancorp of KY                        27.65    27.65    2.24    8.12     7.50       0.28    1.01
HZFS  Horizon Fin'l. Services of IA                9.67     9.67   -0.14   -1.54    -2.03       0.59    6.37
HRZB  Horizon Financial Corp. of WA*              14.31    14.21    1.38    9.30    10.26       1.39    9.40
HCBK  Hudson Cty Bcp MHC of NJ(47.0)*             17.65    17.65    1.26    8.61     6.67       1.26    8.61
HRBT  Hudson River Bancorp Inc of NY              19.43    18.29    0.91    3.73     4.75       0.91    3.73
ITLA  ITLA Capital Corp of CA*                    11.09    11.07    1.53   14.28    16.83       1.53   14.21
ICBC  Independence Comm Bnk Cp of NY              13.35    10.96    0.88    5.69     5.97       0.90    5.85
IFSB  Independence FSB of DC                       8.69     8.09    0.48    5.57     8.34       0.18    2.07
INBI  Industrial Bancorp of OH                    14.58    14.58    1.40    9.13     8.64       1.40    9.13
ISFC  Innes Street Financial of NC                18.07    18.07    0.80    6.45     5.51       0.77    6.27
IWBK  Interwest Bancorp of WA                      6.42     5.95    1.11   16.13    10.25       0.93   13.53
IPSW  Ipswich Bancshares, Inc. of MA*              6.04     6.04    1.14   20.07    11.19       1.23   21.75
JXVL  Jacksonville Bancorp of TX                  12.21    12.21    1.44   10.68    12.47       1.44   10.68
IGAF  Jade Financial Corp. of PA                  13.82    13.82    0.43    3.12     5.21       0.44    3.19
JXSB  Jcksnville SB,MHC of IL (45.6)              11.25    11.25    0.81    7.35     8.11       0.63    5.69
JSBA  Jefferson Svgs Bancorp of MO                 7.92     6.61    0.65    7.60     8.73       0.61    7.20
KSBK  KSB Bancorp of Kingfield ME(8)*              7.63     6.98    1.03   13.01     7.72       1.08   13.67
KFBI  Klamath First Bancorp of OR                 10.52     9.58    0.89    7.42     9.72       0.89    7.49
LSBI  LSB Fin. Corp. of Lafayette IN               7.74     7.74    0.74    9.65    10.05       0.68    8.83
LARK  Landmark Bancshares, Inc of KS               9.07     9.07    0.93    9.47    12.06       0.66    6.72
LARL  Laurel Capital Group of PA                  10.32    10.32    1.40   13.05    11.04       1.34   12.43
LSBX  Lawrence Savings Bank of MA*                12.08    12.08    1.25    9.74    13.65       1.28   10.02
LFED  Leeds Fed Bksr MHC of MD(33.2)              14.61    14.61    1.08    7.05     7.20       1.08    7.05
LXMO  Lexington B&L Fin. Corp. of MO              14.69    13.80    0.61    3.94     4.83       0.60    3.87

                                                    Asset Quality Ratios                          Pricing Ratios
                                                ---------------------------     ----------------------------------------------
                                                                                                             Price/    Price/
                                                 NPAs      Resvs/    Resvs/      Price/   Price/   Price/     Tang.     Core
Financial Institution                           Assets      NPAs     Loans      Earning    Book    Assets     Book    Earnings
--------------------                            ------    -------    -----      -------    ----    ------     ----    --------
                                                 (%)        (%)       (%)         (X)       (%)      (%)       (%)       (x)
NASDAQ Listed OTC Companies (continued)
--------------------------------------
GCFC  Grand Central Fin Corp of OH              0.04       625.00     0.55        NM      89.56    19.03      89.56       NM
GTPS  Great American Bancorp of IL              1.00        88.43     1.05      28.26     73.95    10.69      73.95     28.26
PEDE  Great Pee Dee Bancorp of SC               0.32       187.34     0.67      27.27     82.93    31.81      82.93     27.91
GAFC  Greater Atlant. Fin Corp of VA            0.11       280.95     0.81        NM      55.72     7.00      55.72       NM
GCBC  Green Co. Bcrp MHC of NY (44.5            0.41       131.48     0.87      15.22     81.74    12.33      81.74     15.22
GFED  Guaranty Fed Bancshares of MO             0.28       275.17     0.87      15.78     88.59    17.33      88.59     16.03
HFFC  HF Financial Corp. of SD                  0.41       370.67     1.95        NM      96.27     6.99     107.19       NM
HMNF  HMN Financial, Inc. of MN                 0.07       644.02     0.70       8.99     93.77     8.97     101.96     12.02
HALL  Hallmark Capital Corp. of WI              0.64        82.32     0.83       8.09     76.07     4.90      76.07      8.93
HRBF  Harbor Federal Bancorp of MD              0.09       192.83     0.28      12.16     86.44     8.15      86.44     12.16
HARB  Harbor Florida Bancshrs of FL             0.24       346.23     1.10      16.45    148.46    23.94     149.88     16.45
HFSA  Hardin Bancorp of Hardin MO               0.19       116.67     0.41       8.61     88.56     7.92      88.56     10.68
HARL  Harleysville SB of PA                     0.07       682.27     0.80       8.31    100.39     6.32     100.39      8.36
HFGI  Harrington Fin. Group of IN               0.16       124.97     0.37        NM     130.59     4.59     130.59       NM
HARS  Harris Fin. MHC of PA (24.1)              0.58        75.38     0.91      15.09    150.94    10.16     168.07     17.02
HFFB  Harrodsburg 1st Fin Bcrp of KY            0.25       131.67     0.41      14.75     85.20    20.23      85.20     14.75
HHFC  Harvest Home Fin. Corp. of OH(8)          0.08       172.15     0.27      30.00    160.28    15.71     160.28     30.00
HAVN  Haven Bancorp of Woodhaven NY             0.40       135.10     0.91      11.96    122.80     4.63     128.73     13.81
HTHR  Hawthorne Fin. Corp. of CA                2.87        49.47     1.56       5.25     72.21     4.17      72.21      5.02
HMLK  Hemlock Fed. Fin. Corp. of IL             0.05       729.36     0.69      14.47     87.58    10.55      87.58     14.32
HBSC  Heritage Bancorp, Inc of SC                NA           NA      0.54        NM     100.18    23.82     100.18     20.84
HFWA  Heritage Financial Corp of WA             0.23       388.25     1.11      22.44     93.38    19.42     101.51       NM
HCBC  High Country Bancorp of CO                0.35       227.01     0.91      19.12     91.94    13.92      91.94     20.31
HBNK  Highland Bancorp of CA                    0.89       201.91     2.16       8.07    166.20    12.04     166.20      7.53
HIFS  Hingham Inst. for Sav. of MA*             0.21       324.07     0.83       8.82    112.17     9.89     112.17      8.93
HBFW  Home Bancorp of Fort Wayne IN             0.07       493.38     0.39      13.64    106.32    10.10     106.32     13.93
HCFC  Home City Fin. Corp. of OH                0.25       197.98     0.54      10.96     95.93    10.77      95.93     10.96
HOMF  Home Fed Bancorp of Seymour IN            0.73        81.26     0.74      10.90    164.40    14.99     168.25     13.14
HWEN  Home Financial Bancorp of IN              0.30       200.58     0.86        NM      84.70    10.45      84.70       NM
HLFC  Home Loan Financial Corp of OH            0.10       329.91     0.46      13.13     79.60    15.02      79.60     13.13
HPBC  Home Port Bancorp, Inc. of MA*             NA           NA      1.54      10.14    182.42    15.24     182.42     10.50
HSTD  Homestead Bancorp, Inc. of LA             0.30        97.06     0.43      13.89     53.79     7.05      53.79     14.88
HFBC  HopFed Bancorp of KY                      0.25        49.01     0.24      13.33    108.47    29.99     108.47       NM
HZFS  Horizon Fin'l. Services of IA             1.62        26.71     0.64        NM      74.06     7.16      74.06     11.86
HRZB  Horizon Financial Corp. of WA*            0.07       900.00     0.81       9.75     85.38    12.21      85.98      9.65
HCBK  Hudson Cty Bcp MHC of NJ(47.0)*           0.17       140.32     0.47      15.00    105.72    18.66    105.72      15.00
HRBT  Hudson River Bancorp Inc of NY            1.55       107.95     2.35      21.04     82.61    16.05      87.74     21.04
ITLA  ITLA Capital Corp of CA*                  1.08       164.55     1.95       5.94     79.62     8.83      79.77      5.97
ICBC  Independence Comm Bnk Cp of NY            0.44       219.86     1.37      16.75     99.10    13.23     120.72     16.30
IFSB  Independence FSB of DC                     NA           NA      0.84      11.99     66.31     5.76      71.22       NM
INBI  Industrial Bancorp of OH                  0.52       103.18     0.61      11.57    112.81    16.45     112.81     11.57
ISFC  Innes Street Financial of NC              0.23       257.68     0.78      18.14     79.73    14.41      79.73     18.66
IWBK  Interwest Bancorp of WA                   0.56        97.68     0.90       9.76    163.96    10.53     176.84     11.63
IPSW  Ipswich Bancshares, Inc. of MA*           0.30       224.85     0.95       8.93    163.29     9.86     163.29      8.24
JXVL  Jacksonville Bancorp of TX                0.52        79.87     0.56       8.02     85.98    10.49      85.98      8.02
IGAF  Jade Financial Corp. of PA                0.09       722.22     1.10      19.18     59.77     8.26      59.77     18.76
JXSB  Jcksnville SB,MHC of IL (45.6)            1.35        34.38     0.56      12.32     88.38     9.94      88.38     15.91
JSBA  Jefferson Svgs Bancorp of MO              0.70        60.06     0.53      11.45     86.83     6.88     104.02     12.09
KSBK  KSB Bancorp of Kingfield ME(8)*           1.43        69.85     1.30      12.95    160.57    12.25     175.61     12.33
KFBI  Klamath First Bancorp of OR               0.46        51.64     0.33      10.29     86.15     9.06      94.61     10.21
LSBI  LSB Fin. Corp. of Lafayette IN            1.25        53.44     0.75       9.95     92.43     7.15      92.43     10.87
LARK  Landmark Bancshares, Inc of KS            0.52       104.35     0.74       8.29     81.97     7.43      81.97     11.68
LARL  Laurel Capital Group of PA                0.39       205.30     1.22       9.06    120.32    12.42     120.32      9.51
LSBX  Lawrence Savings Bank of MA*              0.13       636.42     1.76       7.32     69.34     8.38      69.34      7.12
LFED  Leeds Fed Bksr MHC of MD(33.2)            0.76        29.51     0.34      13.89     99.40    14.53      99.40     13.89
LXMO  Lexington B&L Fin. Corp. of MO            0.61        91.17     0.94      20.70     80.65    11.85      85.86     21.05

                                                     Dividend Data(6)
                                                 -----------------------
                                                   Ind.     Divi-
                                                   Div./    dend    Payout
Financial Institution                             Share    Yield   Ratio(7)
---------------------                            -------  -------  -------
                                                   ($)      (%)      (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
GCFC  Grand Central Fin Corp of OH                0.20    1.38   50.00
GTPS  Great American Bancorp of IL                0.44    3.38     NM
PEDE  Great Pee Dee Bancorp of SC                 0.40    3.33     NM
GAFC  Greater Atlant. Fin Corp of VA              0.00    0.00     NM
GCBC  Green Co. Bcrp MHC of NY (44.5              0.00    0.00    0.00
GFED  Guaranty Fed Bancshares of MO               0.40    4.02   63.49
HFFC  HF Financial Corp. of SD                    0.40    3.44     NM
HMNF  HMN Financial, Inc. of MN                   0.32    2.56   23.02
HALL  Hallmark Capital Corp. of WI                0.20    2.13   17.24
HRBF  Harbor Federal Bancorp of MD                0.52    3.96   48.15
HARB  Harbor Florida Bancshrs of FL               0.30    2.40   39.47
HFSA  Hardin Bancorp of Hardin MO                 0.80    5.47   47.06
HARL  Harleysville SB of PA                       0.44    3.42   28.39
HFGI  Harrington Fin. Group of IN                 0.12    1.68     NM
HARS  Harris Fin. MHC of PA (24.1)                0.24    3.00   45.28
HFFB  Harrodsburg 1st Fin Bcrp of KY              0.60    4.57   67.42
HHFC  Harvest Home Fin. Corp. of OH(8)            0.44    2.44   73.33
HAVN  Haven Bancorp of Woodhaven NY               0.30    1.97   23.62
HTHR  Hawthorne Fin. Corp. of CA                  0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL               0.40    2.91   42.11
HBSC  Heritage Bancorp, Inc of SC                 0.30    1.78   56.60
HFWA  Heritage Financial Corp of WA               0.28    3.20   71.79
HCBC  High Country Bancorp of CO                  0.40    3.08   58.82
HBNK  Highland Bancorp of CA                      0.25    1.39   11.21
HIFS  Hingham Inst. for Sav. of MA*               0.48    3.34   29.45
HBFW  Home Bancorp of Fort Wayne IN               0.40    2.05   27.97
HCFC  Home City Fin. Corp. of OH                  0.40    3.20   35.09
HOMF  Home Fed Bancorp of Seymour IN              0.55    2.39   26.07
HWEN  Home Financial Bancorp of IN                0.12    1.76   66.67
HLFC  Home Loan Financial Corp of OH              0.26    3.30   43.33
HPBC  Home Port Bancorp, Inc. of MA*              1.00    3.81   38.61
HSTD  Homestead Bancorp, Inc. of LA               0.22    3.52   48.89
HFBC  HopFed Bancorp of KY                        0.30    1.88   25.00
HZFS  Horizon Fin'l. Services of IA               0.18    2.62     NM
HRZB  Horizon Financial Corp. of WA*              0.48    4.92   48.00
HCBK  Hudson Cty Bcp MHC of NJ(47.0)*             0.20    1.48   22.22
HRBT  Hudson River Bancorp Inc of NY              0.12    1.16   24.49
ITLA  ITLA Capital Corp of CA*                    0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY              0.24    1.99   33.33
IFSB  Independence FSB of DC                      0.26    2.24   26.80
INBI  Industrial Bancorp of OH                    0.68    4.86   56.20
ISFC  Innes Street Financial of NC                0.20    1.53   27.78
IWBK  Interwest Bancorp of WA                     0.56    3.19   31.11
IPSW  Ipswich Bancshares, Inc. of MA*             0.20    1.88   16.81
JXVL  Jacksonville Bancorp of TX                  0.50    3.76   30.12
IGAF  Jade Financial Corp. of PA                  0.00    0.00    0.00
JXSB  Jcksnville SB,MHC of IL (45.6)              0.30    3.43   42.25
JSBA  Jefferson Svgs Bancorp of MO                0.28    2.57   29.47
KSBK  KSB Bancorp of Kingfield ME(8)*             0.16    0.89   11.51
KFBI  Klamath First Bancorp of OR                 0.50    4.19   43.10
LSBI  LSB Fin. Corp. of Lafayette IN              0.32    2.47   24.62
LARK  Landmark Bancshares, Inc of KS              0.60    3.75   31.09
LARL  Laurel Capital Group of PA                  0.64    4.74   42.95
LSBX  Lawrence Savings Bank of MA*                0.20    2.60   19.05
LFED  Leeds Fed Bksr MHC of MD(33.2)              0.56    5.60     NM
LXMO  Lexington B&L Fin. Corp. of MO              0.30    2.38   49.18

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999


                                                               Key Financial Ratios                          Asset Quality Ratios
                                               ----------------------------------------------------------   ----------------------

                                                        Tang.      Reported Earnings     Core Earnings
                                               Equity/ Equity/   ______________________  _______________    NPAs   Resvs/  Resvs
Financial Institution                          Assets  Assets    ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)    Assets   NPAs    Loan
---------------------                          ------- ------- ------- ------- -------    ------- -------   ------- ------- ------
                                                 (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
LIBB  Liberty Bancorp MHC of NJ(43.0         11.30    11.30    0.50    4.10    6.11       0.50    4.10       0.22  125.48    0.40
LFCO  Life Financial Corp of CA(8)            9.63     9.63   -0.67   -5.91  -11.86      -0.50   -4.46       2.14   27.44    3.33
LNCB  Lincoln Bancorp of IN                  22.69    22.69    0.77    2.96    4.80       0.77    2.96       0.38  110.98    0.75
LOGN  Logansport Fin. Corp. of IN            14.68    14.68    1.15    7.11    9.67       1.15    7.11       0.41   85.81    0.46
MAFB  MAF Bancorp, Inc. of IL                 7.92     6.51    1.15   14.32    8.91       1.11   13.80       0.48   79.26    0.46
MECH  MECH Financial Inc of CT(8)*            8.37     8.31    1.18   13.46    7.56       1.23   13.95       0.28  365.17    1.55
MFBC  MFB Corp. of Mishawaka IN               9.00     9.00    0.66    7.05    8.67       0.61    6.50       0.06  323.86    0.24
MSBF  MSB Financial, Inc of MI               15.40    15.40    1.21    7.63    9.53       1.03    6.50       0.55   99.79    0.61
MARN  Marion Capital Holdings of IN          16.59    16.24    1.12    6.54    9.99       1.01    5.89       1.58   70.35    1.29
MRKF  Market Fin. Corp. of OH                26.29    26.29    1.25    4.65    6.11       0.71    2.62       0.21   43.70    0.15
MASB  MassBank Corp. of Reading MA*          11.00    10.86    1.20   10.49   10.89       0.89    7.83       0.09  295.52    0.76
MTXC  Matrix Bancorp, Inc of CO               5.42     5.42    0.95   18.30   11.24       0.77   14.82       1.80   27.16    4.22
MFLR  Mayflower Co-Op. Bank of MA*            7.35     7.25    1.04   12.41    9.13       0.97   11.56       0.29  261.62    1.46
MDBK  Medford Bancorp, Inc. of MA*            7.68     7.35    1.08   13.08    9.08       0.96   11.70       0.26  214.44    1.10
MBFC  MegaBank Financial Corp of CO(8)       11.11    10.22    2.08   19.54    7.56       2.02   18.97       0.70  162.67    1.34
MWBX  MetroWest Bank of MA*                   7.22     7.22    1.11   15.19    8.80       1.11   15.19       0.57  275.71    2.23
METF  Metropolitan Fin. Corp. of OH           2.92     2.76    0.40   13.08   13.68       0.30    9.58       1.18   50.31    0.77
MCBN  Mid-Coast Bancorp of ME                 7.27     7.27    0.53    7.15    7.32       0.37    4.91       0.32  185.06    0.76
MFFC  Milton Fed. Fin. Corp. of OH            9.75     9.75    0.64    6.25    6.33       0.62    6.00       0.25  119.34    0.39
MBBC  Monterey Bay Bancorp of CA              9.29     8.62    0.71    7.57    9.08       0.59    6.25       0.47  154.76    0.93
MONT  Montgomery Fin. Corp. of IN            13.90    13.90    0.73    4.63    8.12       0.73    4.63        NA      NA     0.20
MYST  Mystic Financial of MA*                14.73    14.73    0.74    4.54    5.79       0.65    3.97       0.05     NA     0.83
NASB  NASB Financial, Inc. of MO              9.88     9.68    1.61   16.34   11.91       1.01   10.27       1.73   42.73    0.97
NHTB  NH Thrift Bancshares of NH              7.63     6.77    0.99   11.99   12.73       0.91   10.91       0.40  202.84    1.09
NSLB  NS&L Bancorp, Inc of Neosho MO         15.87    15.74    0.75    4.58    6.29       0.70    4.23       0.15   56.57    0.15
NMSB  Newmil Bancorp, Inc. of CT*             9.92     9.92    0.91    9.48    6.80       0.93    9.70       0.74  199.16    2.29
NBCP  Niagara Bancorp MHC of NY(43.9*        14.02    13.20    1.15    7.23    6.54       1.13    7.12       0.24  236.49    1.01
NBSI  North Bancshares of Chicago IL          8.67     8.67    0.46    4.70    4.57       0.44    4.51        NA      NA     0.26
FFFD  North Central Bancshares of IA         10.97     9.29    1.26    9.39   11.52       1.25    9.29       0.23  330.49    0.97
NEIB  Northeast Indiana Bncrp of IN          10.48    10.48    1.17   10.41   11.41       1.17   10.41       0.55  116.39    0.78
NWSB  Northwest Bcrp MHC of PA (27.7          7.05     5.30    0.70    9.07    5.77       0.73    9.48       0.48  104.56    0.69
NWEQ  Northwest Equity Corp. of WI(8)        13.51    13.51    1.14    8.96    6.02       1.05    8.22       0.15  243.17    0.44
NTMG  Nutmeg FS&LA of CT                      7.15     7.15    0.85   12.79    8.19       0.40    6.01       0.80   57.53    0.54
OCFC  OceanFirst Fin. Corp of NJ             11.06    11.00    0.98    8.02    6.77       0.98    8.09       0.28  181.05    0.79
ONFC  Oneida Fincl MHC of NY (44.5)          14.80    14.80    0.60    3.66    4.29       0.48    2.93       0.30  185.92    1.07
OTFC  Oregon Trail Fin. Corp. of OR          15.99    15.99    0.94    4.98    7.70       0.94    4.98       0.11  358.64    0.64
OFCP  Ottawa Financial Corp. of MI            7.98     6.73    0.99   12.27    8.22       0.95   11.78       0.23  205.75    0.55
PBOC  PBOC Holdings of CA                     4.60     4.56    0.95   18.57   18.31       0.93   18.21       0.33  171.05    0.83
PFFB  PFF Bancorp of Pomona CA                7.54     7.47    0.80   10.21    8.37       0.77    9.84       0.57  159.03    1.20
PHSB  PHS Bancorp MHC of PA (45.0)           10.39    10.39    0.69    6.02    7.53       0.69    6.02       0.19  266.21    1.14
PSFI  PS Financial of Chicago IL             16.37    16.37    1.48    7.72    7.76       1.50    7.80        NA      NA     0.37
PVFC  PVF Capital Corp. of OH                 8.60     8.60    1.81   21.97   17.22       1.84   22.33       1.07   58.96    0.71
PBCI  Pamrapo Bancorp, Inc. of NJ            10.97    10.95    1.10    9.50    8.29       1.10    9.50       1.08   41.33    0.73
PFED  Park Bancorp of Chicago IL             13.73    13.73    1.26    7.59    9.07       1.25    7.53       0.01     NA     0.57
PVSA  Parkvale Financial Corp of PA           7.06     7.03    1.05   14.50   12.00       1.03   14.29       0.23  484.10    1.30
PBHC  Pathfinder BC MHC of NY (43.3)*         9.30     7.92    0.49    4.67    4.67       0.39    3.69       1.31   39.00    0.86
PEEK  Peekskill Fin. Corp. of NY             12.82    12.82    0.71    4.33    6.15       0.78    4.76       0.46   79.27    1.11
PFSB  PennFed Fin. Services of NJ             6.95     6.29    0.75   11.06    9.96       0.72   10.73       0.26   82.00    0.31
PBKB  People's Bancshares of MA*              3.83     3.68    1.00   26.63   16.45       0.54   14.33       0.22  174.71    0.96
PFDC  Peoples Bancorp of Auburn IN           13.86    13.86    1.40    9.76    8.73       1.40    9.76       0.11  284.77    0.34
PBCT  Peoples Bank, MHC of CT (41.9)*         7.68     6.39    0.95   11.62    7.56       0.78    9.54       0.49  212.98    1.70
PFFC  Peoples Fin. Corp. of OH               15.37    15.37    0.85    5.26    8.00       0.47    2.89       0.12  186.84    0.29
PHBK  Peoples Heritage Fin Grp of ME*         6.14     5.32    1.08   15.56    8.30       1.25   18.01       0.53  151.59    1.66
PSFC  Peoples Sidney Fin. Corp of OH         14.19    14.19    0.47    2.93    3.91       0.47    2.93       0.76   58.52    0.51
PERM  Permanent Bancorp, Inc. of IN(8)        7.94     6.09    0.60    7.32    4.88       0.55    6.73       0.25  198.64    0.74
PCBC  Perry Co. Fin. Corp. of MO             15.66    15.66    0.90    5.33    5.56       0.83    4.90        NA      NA     0.19


                                                          Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------      -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core          Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings       Share   Yield   Ratio(7)
---------------------                       ------- -------  -------  ------- -------       ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)            ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
LIBB  Liberty Bancorp MHC of NJ(43.0         16.38   68.94    7.79   68.94   16.38         0.10    1.65   27.03
LFCO  Life Financial Corp of CA(8)             NM    49.88    4.81   49.88     NM          0.00    0.00     NM
LNCB  Lincoln Bancorp of IN                  20.83   68.78   15.60   68.78   20.83         0.32    3.20   66.67
LOGN  Logansport Fin. Corp. of IN            10.34   72.72   10.67   72.72   10.34         0.44    4.34   44.90
MAFB  MAF Bancorp, Inc. of IL                11.22  151.42   11.99  184.33   11.64         0.36    1.65   18.46
MECH  MECH Financial Inc of CT(8)*           13.23  179.12   15.00  180.39   12.77         0.80    2.43   32.13
MFBC  MFB Corp. of Mishawaka IN              11.54   81.42    7.33   81.42   12.50         0.36    2.01   23.23
MSBF  MSB Financial, Inc of MI               10.49   80.26   12.36   80.26   12.32         0.34    4.00   41.98
MARN  Marion Capital Holdings of IN          10.01   68.17   11.31   69.65   11.09         0.88    5.75   57.52
MRKF  Market Fin. Corp. of OH                16.36   77.72   20.44   77.72   29.03         0.32    3.56   58.18
MASB  MassBank Corp. of Reading MA*           9.18  100.42   11.05  101.72   12.30         1.14    3.71   34.03
MTXC  Matrix Bancorp, Inc of CO               8.89  147.89    8.02  147.89   10.98         0.00    0.00    0.00
MFLR  Mayflower Co-Op. Bank of MA*           10.95  151.42   11.13  153.60   11.75         0.60    4.68   51.28
MDBK  Medford Bancorp, Inc. of MA*           11.01  150.77   11.58  157.48   12.32         0.44    2.65   29.14
MBFC  MegaBank Financial Corp of CO(8)       13.24  211.27   23.47  229.59   13.64         0.00    0.00    0.00
MWBX  MetroWest Bank of MA*                  11.36  165.34   11.94  165.34   11.36         0.24    3.84   43.64
METF  Metropolitan Fin. Corp. of OH           7.31   90.73    2.65   95.93    9.98         0.00    0.00    0.00
MCBN  Mid-Coast Bancorp of ME                13.67   95.35    6.94   95.35   19.91         0.19    2.73   37.25
MFFC  Milton Fed. Fin. Corp. of OH           15.79  100.67    9.82  100.67   16.44         0.60    5.00     NM
MBBC  Monterey Bay Bancorp of CA             11.01   83.10    7.72   89.57   13.33         0.16    1.58   17.39
MONT  Montgomery Fin. Corp. of IN            12.32   61.68    8.58   61.68   12.32         0.22    2.71   33.33
MYST  Mystic Financial of MA*                17.28   81.62   12.02   81.62   19.75         0.24    2.17   37.50
NASB  NASB Financial, Inc. of MO              8.39  137.11   13.55  140.05   13.35         0.32    2.72   22.86
NHTB  NH Thrift Bancshares of NH              7.85   95.93    7.32  108.12    8.63         0.64    5.22   41.03
NSLB  NS&L Bancorp, Inc of Neosho MO         15.91   73.68   11.69   74.26   17.21         0.64    6.10     NM
NMSB  Newmil Bancorp, Inc. of CT*            14.70  141.73   14.07  141.73   14.38         0.40    3.09   45.45
NBCP  Niagara Bancorp MHC of NY(43.9*        15.30  117.28   16.44  124.54   15.53         0.24    2.34   35.82
NBSI  North Bancshares of Chicago IL         21.88  114.01    9.89  114.01   22.83         0.44    4.19     NM
FFFD  North Central Bancshares of IA          8.68   95.32   10.46  112.62    8.77         0.40    2.52   21.86
NEIB  Northeast Indiana Bncrp of IN           8.76   89.44    9.38   89.44    8.76         0.40    3.11   27.21
NWSB  Northwest Bcrp MHC of PA (27.7         17.34  153.83   10.84  204.56   16.59         0.16    2.10   36.36
NWEQ  Northwest Equity Corp. of WI(8)        16.60  143.55   19.39  143.55   18.09         0.68    3.06   50.75
NTMG  Nutmeg FS&LA of CT                     12.21  147.89   10.57  147.89   26.00         0.19    2.36   28.79
OCFC  OceanFirst Fin. Corp of NJ             14.77  129.09   14.28  129.77   14.64         0.60    3.50   51.72
ONFC  Oneida Fincl MHC of NY (44.5)          23.33   89.97   13.32   89.97   29.17         0.30    2.86   66.67
OTFC  Oregon Trail Fin. Corp. of OR          12.99   67.98   10.87   67.98   12.99         0.32    3.20   41.56
OFCP  Ottawa Financial Corp. of MI           12.17  146.22   11.67  173.40   12.68         0.48    2.61   31.79
PBOC  PBOC Holdings of CA                     5.46  106.81    4.92  107.88    5.57         0.00    0.00    0.00
PFFB  PFF Bancorp of Pomona CA               11.94  126.08    9.50  127.28   12.38         0.24    1.20   14.29
PHSB  PHS Bancorp MHC of PA (45.0)           13.28   83.50    8.67   83.50   13.28         0.28    3.29   43.75
PSFI  PS Financial of Chicago IL             12.89  107.83   17.65  107.83   12.76         0.56    4.57   58.95
PVFC  PVF Capital Corp. of OH                 5.81  116.30   10.00  116.30    5.72         0.32    3.01   17.49
PBCI  Pamrapo Bancorp, Inc. of NJ            12.06  116.54   12.79  116.81   12.06         1.25    6.10   73.53
PFED  Park Bancorp of Chicago IL             11.03   93.98   12.90   93.98   11.11         0.48    3.20   35.29
PVSA  Parkvale Financial Corp of PA           8.33  122.04    8.61  122.48    8.46         0.72    4.24   35.29
PBHC  Pathfinder BC MHC of NY (43.3)*        21.39  106.00    9.86  124.50   27.10         0.24    2.95   63.16
PEEK  Peekskill Fin. Corp. of NY             16.25   89.10   11.42   89.10   14.77         0.36    2.77   45.00
PFSB  PennFed Fin. Services of NJ            10.04  105.75    7.35  116.95   10.35         0.16    1.21   12.12
PBKB  People's Bancshares of MA*              6.08  148.90    5.70  155.06   11.30         0.84    4.76   28.97
PFDC  Peoples Bancorp of Auburn IN           11.46  112.45   15.58  112.45   11.46         0.52    3.29   37.68
PBCT  Peoples Bank, MHC of CT (41.9)*        13.22  162.95   12.51  195.92   16.12         1.12    5.43   71.79
PFFC  Peoples Fin. Corp. of OH               12.50   66.79   10.26   66.79   22.73         0.64    8.53     NM
PHBK  Peoples Heritage Fin Grp of ME*        12.06  183.35   11.26  211.76   10.41         0.48    3.14   37.80
PSFC  Peoples Sidney Fin. Corp of OH         25.59   78.15   11.09   78.15   25.59         0.28    3.42     NM
PERM  Permanent Bancorp, Inc. of IN(8)       20.51  155.20   12.32  202.37   22.29         0.28    1.82   37.33
PCBC  Perry Co. Fin. Corp. of MO             17.97  101.26   15.85  101.26   19.54         0.50    2.48   44.64

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999



                                                              Key Financial Ratios                           Asset Quality Ratios
                                              ----------------------------------------------------------    ----------------------
                                                       Tang.      Reported Earnings       Core Earnings
                                              Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs
Financial Institution                         Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loan
---------------------                         ------- ------- ------- ------- -------    ------- -------     ------- ------- ------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PHFC  Pittsburgh Home Fin Corp of PA          5.30     5.24    0.59    9.81    9.85       0.59    9.89       1.21   38.91    0.70
PFSL  Pocahontas Bancorp of AR               11.64    11.06    0.21    1.58    2.50       0.72    5.37       0.55   71.38    0.80
PTRS  Potters Financial Corp of OH            7.66     7.66    0.98   12.24   11.45       0.94   11.79       0.07     NA     1.89
PRBC  Prestige Bancorp of PA                  7.78     7.78    0.45    5.47    6.76       0.43    5.20       0.35  129.47    0.60
PFNC  Progress Financial Corp. of PA          6.29     5.57    0.94   14.68    8.97       1.22   19.05       1.57   46.95    1.13
PBCP  Provident Bncp MHC of NY (46.7         11.11    10.81    0.47    5.05    2.60       0.52    5.54       0.95   71.79    0.97
PROV  Provident Fin. Holdings of CA           8.15     8.15    1.14   12.20   14.14       0.71    7.58       0.40  157.98    0.87
PULB  Pulaski Financial Corp of MO           20.45    20.45    0.97    4.66    5.30       0.71    3.44       0.67   58.96    0.53
PLSK  Pulaski SB, MHC of NJ (47.0)           10.18    10.18    0.59    5.22    7.72       0.44    3.93       0.29  162.46    0.86
QCFB  QCF Bancorp of Virginia MN             13.05    13.05    1.41   10.33    7.60       1.41   10.33       0.19  195.92    0.87
QCBC  Quaker City Bancorp of CA               8.09     8.09    1.02   12.26   10.93       1.00   11.92       0.68  130.11    1.05
QCSB  Queens County Bancorp of NY*            6.92     6.92    1.73   21.78    5.79       1.72   21.64       0.19  190.29    0.42
RELY  Reliance Bancorp, Inc. of NY(8)         6.93     4.78    0.84   11.73    7.05       0.84   11.68       0.33  111.95    0.90
RCBK  Richmond County Fin Corp of NY         12.54    11.02    1.30    8.66    5.58       1.27    8.49       0.25  205.19    0.99
RSBI  Ridgewood Fin. MHC of NJ (47.0          9.19     9.19    0.01    0.14    0.18       0.28    3.29       0.10  350.97    0.61
RIVR  River Valley Bancorp of IN             12.68    12.65    0.69    5.24    7.83       0.70    5.30        NA      NA     1.37
RVSB  Riverview Bancorp of WA                16.88    16.40    1.31    7.03    7.61       1.28    6.85       0.31  119.67    0.52
ROME  Rome Bancp Inc MHC of NY (47.0*        16.34    16.34    0.77    4.69    8.24       0.66    4.06       0.39  207.53    1.37
RSLN  Roslyn Bancorp, Inc. of NY*             9.12     9.09    0.11    0.97    0.51       1.12    9.80       0.28  187.69    1.08
SGVB  SGV Bancorp of W. Covina CA(8)          6.63     6.32    0.52    7.59    5.12       0.53    7.79       0.46   88.95    0.55
SCFS  Seacoast Fin Serv Corp of MA*          13.59    13.50    1.21    8.79    9.31       1.26    9.17       0.46  176.15    0.98
SKBO  Skibo Fin Corp MHC of PA(44.9)         16.56    16.56    0.59    3.56    4.00       0.59    3.56       0.44   84.60    0.95
SOBI  Sobieski Bancorp of S. Bend IN         11.53    11.53    0.59    4.84    7.90       0.59    4.84       0.11  278.23    0.37
SFFS  Sound Fed Bp MHC of NY (44.1)          17.15    17.15    0.62    3.64    3.94       0.88    5.16       0.30  121.96    0.70
SJFC  South Jersey Fin. Corp of NJ           16.87    16.87    0.08    0.49    0.58       0.82    4.82       0.10  304.97    0.70
SSFC  South Street Fin. Corp. of NC*         15.23    15.23    0.30    1.88    2.16       0.26    1.63       0.13  190.67    0.37
SBAN  SouthBanc Shares Inc. of SC            14.56    14.56    0.90    5.17    4.92       0.85    4.92       0.64  111.75    1.10
SCBS  Southern Commun. Bncshrs of AL         12.78    12.78    0.93    6.49    6.00       0.93    6.49       0.34  352.51    1.72
SMBC  Southern Missouri Bncrp of MO          13.74    13.74    1.04    7.54    9.57       0.93    6.73       0.69   99.83    0.94
SVRN  Sovereign Bancorp, Inc. of PA           5.72     3.92    0.83   14.99   13.63       0.72   12.97       0.42  128.36    1.00
STFR  St. Francis Cap. Corp. of WI            5.32     4.71    0.75   13.18    8.99       0.67   11.82       0.15  245.05    0.83
SFFC  StateFed Financial Corp. of IA         17.81    17.81    1.15    6.44    6.73       1.12    6.26       1.88   14.83    0.33
SFIN  Statewide Fin. Corp. of NJ(8)           7.24     7.22    0.76    9.52    5.58       0.80   10.01       0.34  140.69    0.90
STSA  Sterling Financial Corp. of WA          4.70     2.44    0.46    9.25   11.52       0.42    8.43       0.61   99.76    0.85
SUFI  Superior Financial Corp of AR           6.59     2.53    0.76   11.60    9.92       0.82   12.48       0.15  487.21    1.15
THRD  TF Financial Corp. of PA                7.17     6.23    0.60    8.23   11.20       0.57    7.81       0.23  115.63    0.66
THTL  Thistle Group Holdings of PA           14.35    14.35    0.90    5.02    8.75       0.87    4.84       0.08  273.00    0.81
TSBK  Timberland Bancorp of WA               23.53    23.53    1.88    6.88    8.70       2.01    7.36       1.76   37.98    0.87
TRIC  Tri-County Bancorp of WY               11.76    11.76    0.93    7.04    7.94       0.86    6.48        NA      NA     0.84
TRYF  Troy Financial Corp of NY              19.71    19.67    0.21    1.01    1.48       0.63    3.11       1.06  110.65    1.90
TWIN  Twin City Bancorp, Inc. of TN          11.15    11.15    1.07    8.87    6.30       0.81    6.67       0.21   88.37    0.26
USAB  USABancshares, Inc of PA(8)*            6.18     6.14    0.30    4.30    1.45      -0.15   -2.15       0.46  135.50    1.04
UCBC  Union Community Bancorp of IN          31.79    31.79    1.69    4.76    6.41       1.67    4.70       0.19  177.73    0.39
UFBS  Union Fincl. Bancshares of SC           7.17     5.86    0.85   11.02   14.68       0.73    9.50       0.21  196.71    0.56
UCFC  United Community Fin. of OH            19.63    19.63    0.95    2.85    3.12       1.31    3.92       0.42  115.50    0.90
UBMT  United Fin. Corp. of MT                11.17    10.47    1.02    8.06    8.03       1.00    7.90        NA      NA     0.88
UPFC  United PanAm Fin. Corp of CA(8)        14.45    14.12   -0.92   -5.02  -12.89      -4.02  -21.89       4.48   54.66    7.80
UTBI  United Tenn. Bancshares of TN          18.38    17.21    0.84    4.05    5.03       0.86    4.12       0.36  185.03    1.10
VCAP  Virginia Capital Bcshrs of VA          31.44    31.44    0.58    1.78    1.89       0.54    1.67       1.19   86.83    1.34
WHGB  WHG Bancshares of MD                   10.20    10.20    0.53    4.44    7.21       0.53    4.44       0.20  102.24    0.37
WSFS  WSFS Financial Corp. of DE*             5.36     5.34    0.99   18.50   11.56       1.08   20.03       0.65  211.35    2.87
WVFC  WVS Financial Corp. of PA               6.99     6.99    1.25   14.15   10.79       1.24   14.05       0.18  265.80    1.04
WRNB  Warren Bancorp of Peabody MA*           8.86     8.86    1.37   14.31    9.73       1.35   14.12       0.39  277.13    1.50
WSBI  Warwick Community Bncrp of NY*         12.61    12.61    0.63    3.86    4.91       0.47    2.87       0.36   90.22    0.58
WFSL  Washington Federal, Inc. of WA         12.17    11.39    1.97   15.04   11.29       1.93   14.75       0.56   63.80    0.50
WAYN  Wayne Svgs Bks MHC of OH (48.2          8.53     8.53    0.50    5.53    3.66       0.46    5.11       0.11  222.32    0.31

                                                          Pricing Ratios                    Dividend Data(6)
                                             -----------------------------------------   -----------------------
                                                                      Price/  Price/      Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core       Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings     Share   Yield   Ratio(7)
---------------------                        ------- ------- -------  ------- -------     ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PHFC  Pittsburgh Home Fin Corp of PA         10.16  105.43    5.59  106.64   10.08         0.28    2.15   21.88
PFSL  Pocahontas Bancorp of AR                 NM    68.89    8.02   72.46   11.76         0.24    4.00     NM
PTRS  Potters Financial Corp of OH            8.74  107.12    8.21  107.12    9.07         0.36    3.03   26.47
PRBC  Prestige Bancorp of PA                 14.79   80.81    6.28   80.81   15.55         0.24    1.98   29.27
PFNC  Progress Financial Corp. of PA         11.15  156.71    9.86  177.11    8.60         0.20    1.62   18.02
PBCP  Provident Bncp MHC of NY (46.7           NM   149.08   16.56  153.18     NM          0.12    0.74   28.57
PROV  Provident Fin. Holdings of CA           7.07   85.01    6.93   85.01   11.38         0.00    0.00    0.00
PULB  Pulaski Financial Corp of MO           18.86   81.32   16.63   81.32   25.60         0.36    3.35   63.16
PLSK  Pulaski SB, MHC of NJ (47.0)           12.95   65.60    6.68   65.60   17.16         0.32    4.34   56.14
QCFB  QCF Bancorp of Virginia MN             13.16  134.44   17.55  134.44   13.16         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA               9.15  108.84    8.80  108.84    9.41         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*           17.28     NM    26.97     NM    17.40         1.00    3.88   67.11
RELY  Reliance Bancorp, Inc. of NY(8)        14.18  171.64   11.89  248.80   14.24         0.84    2.45   34.71
RCBK  Richmond County Fin Corp of NY         17.92  153.90   19.30  175.07   18.29         0.48    2.73   48.98
RSBI  Ridgewood Fin. MHC of NJ (47.0           NM    72.65    6.67   72.65   24.48         0.00    0.00    0.00
RIVR  River Valley Bancorp of IN             12.77   70.36    8.92   70.53   12.63         0.30    2.55   32.61
RVSB  Riverview Bancorp of WA                13.14   98.86   16.69  101.76   13.48         0.36    3.47   45.57
ROME  Rome Bancp Inc MHC of NY (47.0*        12.13   56.95    9.31   56.95   14.02         0.00    0.00    0.00
RSLN  Roslyn Bancorp, Inc. of NY*              NM   184.40   16.82  184.99   19.23         0.56    3.20     NM
SGVB  SGV Bancorp of W. Covina CA(8)         19.54  143.93    9.54  150.94   19.03         0.00    0.00    0.00
SCFS  Seacoast Fin Serv Corp of MA*          10.74   94.73   12.87   95.37   10.29         0.20    2.02   21.74
SKBO  Skibo Fin Corp MHC of PA(44.9)         25.00   87.37   14.47   87.37   25.00         0.30    4.62     NM
SOBI  Sobieski Bancorp of S. Bend IN         12.65   61.30    7.07   61.30   12.65         0.32    2.94   37.21
SFFS  Sound Fed Bp MHC of NY (44.1)          25.36   86.62   14.85   86.62   17.90         0.00    0.00    0.00
SJFC  South Jersey Fin. Corp of NJ             NM    86.64   14.62   86.64   17.63         0.36    2.62     NM
SSFC  South Street Fin. Corp. of NC*           NM    98.30   14.97   98.30     NM          0.40    5.76     NM
SBAN  SouthBanc Shares Inc. of SC            20.34  125.99   18.35  125.99   21.39         0.60    2.89   58.82
SCBS  Southern Commun. Bncshrs of AL         16.67  126.42   16.16  126.42   16.67         0.33    3.30   55.00
SMBC  Southern Missouri Bncrp of MO          10.45   77.23   10.61   77.23   11.70         0.50    3.92   40.98
SVRN  Sovereign Bancorp, Inc. of PA           7.34   98.32    5.63  143.69    8.48         0.10    1.31    9.62
STFR  St. Francis Cap. Corp. of WI           11.13  140.93    7.49  159.25   12.41         0.36    1.97   21.95
SFFC  StateFed Financial Corp. of IA         14.86   96.24   17.14   96.24   15.30         0.30    2.93   43.48
SFIN  Statewide Fin. Corp. of NJ(8)          17.93  183.72   13.29  184.00   17.05         0.52    2.13   38.24
STSA  Sterling Financial Corp. of WA          8.68   79.66    3.74  153.63    9.53         0.00    0.00    0.00
SUFI  Superior Financial Corp of AR          10.08  116.96    7.71  304.57    9.38         0.00    0.00    0.00
THRD  TF Financial Corp. of PA                8.93   74.18    5.32   85.44    9.40         0.52    4.16   37.14
THTL  Thistle Group Holdings of PA           11.43   66.30    9.51   66.30   11.84         0.24    3.62   41.38
TSBK  Timberland Bancorp of WA               11.50   83.03   19.53   83.03   10.75         0.32    2.78   32.00
TRIC  Tri-County Bancorp of WY               12.59   96.68   11.37   96.68   13.68         0.44    3.97   50.00
TRYF  Troy Financial Corp of NY                NM    68.17   13.44   68.31   22.02         0.20    1.97     NM
TWIN  Twin City Bancorp, Inc. of TN          15.88  144.01   16.06  144.01   21.11         0.40    2.31   36.70
USAB  USABancshares, Inc of PA(8)*             NM   212.63   13.13  213.73     NM          0.00    0.00    0.00
UCBC  Union Community Bancorp of IN          15.59   77.95   24.78   77.95   15.81         0.52    4.57   71.23
UFBS  Union Fincl. Bancshares of SC           6.81   77.16    5.53   94.37    7.91         0.37    4.42   30.08
UCFC  United Community Fin. of OH              NM   150.29   29.50  150.29   23.30         0.30    2.93     NM
UBMT  United Fin. Corp. of MT                12.46  102.69   11.47  109.58   12.72         1.04    5.68   70.75
UPFC  United PanAm Fin. Corp of CA(8)          NM    40.50    5.85   41.45     NM          0.00    0.00     NM
UTBI  United Tenn. Bancshares of TN          19.88   86.28   15.85   92.14   19.53         0.30    2.70   53.57
VCAP  Virginia Capital Bcshrs of VA            NM    99.87   31.40   99.87     NM          0.40    2.52     NM
WHGB  WHG Bancshares of MD                   13.87   66.12    6.74   66.12   13.87         0.36    4.72   65.45
WSFS  WSFS Financial Corp. of DE*             8.65  156.89    8.40  157.29    7.99         0.12    0.95    8.22
WVFC  WVS Financial Corp. of PA               9.27  146.86   10.27  146.86    9.33         0.64    4.97   46.04
WRNB  Warren Bancorp of Peabody MA*           10.27  157.56   13.96  157.56   10.42         0.40    5.33   54.79
WSBI  Warwick Community Bncrp of NY*         20.35   86.36   10.89   86.36   27.32         0.21    2.02   41.18
WFSL  Washington Federal, Inc. of WA          8.86  135.14   16.45  144.32    9.03         0.92    4.92   43.60
WAYN  Wayne Svgs Bks MHC of OH (48.2         27.36  150.57   12.84  150.57   29.59         0.64    4.41     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of December 17, 1999



                                                               Key Financial Ratios                           Asset Quality Ratios
                                              ----------------------------------------------------------    ----------------------
                                                       Tang.      Reported Earnings       Core Earnings
                                              Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs
Financial Institution                         Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loan
---------------------                         ------- ------- ------- ------- -------    ------- -------     ------- ------- ------
                                                (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WCFB  Wbstr Cty FSB MHC of IA (45.7)          24.89    24.89    1.36    5.44    4.39       1.45    5.79       0.10  403.16    0.64
WBST  Webster Financial Corp. of CT            6.37     4.87    1.00   16.28   10.71       0.94   15.32       0.42  166.93    1.16
WEFC  Wells Fin. Corp. of Wells MN            12.19    12.19    1.08    8.29   11.55       1.03    7.88       0.38  116.42    0.51
WEBK  West Essex MHC of NJ (42.2)             13.53    12.13    0.64    4.94    5.61       0.64    4.94       0.48   84.49    0.91
WSTR  WesterFed Fin. Corp. of MT               8.92     7.09    0.72    7.55   10.04       0.67    7.04       0.41  128.80    0.84
WOFC  Western Ohio Fin. Corp. of OH           13.44    13.44    0.42    3.09    4.25      -0.07   -0.54       0.95   90.24    1.10
WEHO  Westwood Hmstd Fin Corp of OH(8)        15.29    15.29    0.88    5.06    5.30       0.89    5.15       0.26   82.58    0.24
WGBC  Willow Grv Bcp MHC of PA (45.3          11.88    11.50    0.84    7.04    8.17       0.84    7.04       0.33  205.66    0.84
YFCB  Yonkers Fin. Corp. of NY                 7.00     7.00    0.67    6.81    6.95       0.63    6.41       0.16  199.07    0.50
YFED  York Financial Corp. of PA               7.07     7.07    0.70    8.43    7.83       0.57    6.82       1.26   57.12    1.05

                                                                 Pricing Ratios                      Dividend Data(6)
                                                     -----------------------------------------      -----------------------
                                                                               Price/  Price/       Ind.    Divi-
                                                     Price/  Price/  Price/    Tang.   Core         Div./   dend    Payout
Financial Institution                                Earning   Book   Assets   Book   Earnings      Share   Yield   Ratio(7)
---------------------                                ------- -------  -------  ------- -------      ------- ------- -------
                                                        (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WCFB  Wbstr Cty FSB MHC of IA (45.7)                  22.75  125.84   31.32  125.84   21.35         0.80    5.76     NM
WBST  Webster Financial Corp. of CT                    9.34  147.04    9.36  192.43    9.92         0.48    2.17   20.25
WEFC  Wells Fin. Corp. of Wells MN                     8.66   76.42    9.31   76.42    9.10         0.60    4.85   41.96
WEBK  West Essex MHC of NJ (42.2)                     17.83   82.80   11.20   92.33   17.83         0.30    3.12   55.56
WSTR  WesterFed Fin. Corp. of MT                       9.96   79.03    7.05   99.32   10.68         0.62    3.84   38.27
WOFC  Western Ohio Fin. Corp. of OH                   23.55   76.76   10.31   76.76     NM          1.00    6.15     NM
WEHO  Westwood Hmstd Fin Corp of OH(8)                18.87   98.39   15.04   98.39   18.54         0.48    4.62     NM
WGBC  Willow Grv Bcp MHC of PA (45.3                  12.24   80.04    9.51   82.66   12.24         0.36    3.97   48.65
YFCB  Yonkers Fin. Corp. of NY                        14.39  119.79    8.38  119.79   15.29         0.36    2.10   30.25
YFED  York Financial Corp. of PA                      12.77  109.99    7.78  109.99   15.79         0.50    4.17   53.19


                                  Exhibit V-1
                  RP Financial Firm Qualifications Statement

RP Financial, LC.
------------------------------------
Financial Services Industry Consultants

                                                    FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long- term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post- acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)

  Ronald S. Riggins, Managing Director (19)
  William E. Pommerening, Managing Director (15)
  Gregory E. Dunn, Senior Vice President (17)
  James P. Hennessey, Senior Vice President (14)
  James J. Oren, Senior Vice President (12)

--------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                    Telephone: (703) 528-1700
Arlington, VA 22209                                       Fax No: (703) 528-1788

                                       74